     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2000


                                                      REGISTRATION NO. 333-79615
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                         POST-EFFECTIVE AMENDMENT NO. 2

                                       TO
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                               ------------------

A. Exact name of trust: KILICO VARIABLE SEPARATE ACCOUNT

B. Name of depositor: KEMPER INVESTORS LIFE INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

   1 Kemper Drive
   Long Grove, Illinois 60049

D. Name and complete address of agent for service:

                             DEBRA P. REZABEK, ESQ.
                    Kemper Investors Life Insurance Company
                                 1 Kemper Drive
                           Long Grove, Illinois 60049

                                   COPIES TO:

             FRANK J. JULIAN, ESQ.                             JOAN E. BOROS, ESQ.
    Kemper Investors Life Insurance Company       Jorden Burt Boros Cicchetti Berenson & Johnson
                 1 Kemper Drive                         1025 Thomas Jefferson Street, N.W.
           Long Grove, Illinois 60049                               Suite 400E
                                                              Washington, D.C. 20007


It is proposed that this filing will become effective (check appropriate box)

    [ ] Immediately upon filing pursuant to           [X] on May 1, 2000 pursuant to paragraph (b),
        paragraph (b), or                                 or
    [ ] 60 days after filing pursuant to paragraph    [ ] on (date) pursuant to paragraph (a)(1) of
        (a)(1), or                                        Rule 485.


If appropriate, check the following box:

   [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title of securities being registered:

        Variable Portion of Modified Single Premium Variable Universal Life Insurance Policies.

F. Approximate date of proposed public offering:

        Continuous.

     [ ] Check box if it is proposed that this filing will become effective on
(date) at (time) pursuant to Rule 487.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      CROSS REFERENCE SHEET TO PROSPECTUS

     Cross reference sheet showing location in Prospectus of information required by Items of Form N-8B-2.


ITEM NUMBER IN FORM N-8B-2                                              CAPTION IN PROSPECTUS
--------------------------                                              ---------------------
                              ORGANIZATION AND GENERAL INFORMATION
1.   (a)      Name of trust........................................  Cover, Definitions
     (b)      Title of each class of securities issued.............  Cover, Purchase of Policy and Allocation of Premiums
2.            Name & address of each depositor.....................  Cover, Kemper Life Insurance
                                                                     Company
3.            Name & address of custodian..........................  Separate Account
4.            Name & address of principal underwriter..............  Distribution of Policies
5.            State in which organized.............................  Separate Account
6.            Date of organization.................................  Separate Account
9.            Material litigation..................................  Legal Proceedings
                  GENERAL DESCRIPTION OF THE TRUST AND SECURITIES OF THE TRUST
GENERAL INFORMATION CONCERNING SECURITIES AND RIGHTS OF HOLDERS
10.  (a),(b)  Type of Securities...................................  Cover, Purchase of Policy
                                                                     and Allocation of Premiums
     (c)      Rights of security holders re: withdrawal or
              redemption...........................................  Cover, Amount Payable on
                                                                     Surrender of the Policy,
                                                                     Policy Loans, Cancellation
                                                                     (Free-Look Period)
     (d)      Rights of security holders re: conversion, transfer
              or partial withdrawal................................  Cover, Cancellation (Free-
                                                                     Look Period), Amount Payable
                                                                     on Surrender of the Policy,
                                                                     Partial Withdrawals,
                                                                     Allocation of Premiums,
                                                                     Transfer of Cash Value
     (e)      Rights of security holders re: lapses, default, &
              reinstatement........................................  No-Lapse Guarantee and Grace
                                                                     Period; Termination;
                                                                     Reinstatement
     (f)      Provisions re: voting rights.........................  Voting Rights
     (g)      Notice to security holders...........................  Reports to Owners
     (h)      Consent of security holders..........................  Additions, Deletions, and
                                                                     Substitutions of Securities,
                                                                     Allocation of Premiums
     (i)      Other principal features.............................  Charges and Deductions,
                                                                     Policy Benefits and Rights,
                                                                     Cash Value
INFORMATION CONCERNING SECURITIES UNDERLYING TRUST'S SECURITIES
11.           Unit of specified securities in which security
              holders have an interest.............................  Cover, Separate Account
                                                                     Investments: the Portfolios
12.  (a)-(d)  Name of company, name & address of its custodian.....  Cover, Separate Account
                                                                     Investments: the Portfolios
INFORMATION CONCERNING LOADS, FEES, CHARGES & EXPENSES
13.  (a)      With respect to each load, fee, charge & expense.....  Charges and Deductions
     (b)      Deductions for sales charges.........................  Withdrawal Charge
     (c)      Sales load as percentage of amount invested..........  Withdrawal Charge
     (d)-(g)  Other loads, fees & expenses.........................  Charges and Deductions

ITEM NUMBER IN FORM N-8B-2                                              CAPTION IN PROSPECTUS
--------------------------                                              ---------------------
INFORMATION CONCERNING OPERATION OF TRUST
14.           Procedure for applications for & issuance of trust's
              securities...........................................  Application for a Policy,
                                                                     Allocation of Premiums,
                                                                     Distribution of Policies
15.           Procedure for receipt of payments from purchases of
              trust's securities...................................  Application for a Policy,
                                                                     Allocation of Premiums,
                                                                     Premiums, Transfer of Cash
                                                                     Value
16.           Acquisition and disposition of underlying
              securities...........................................  Cover, Separate Account
                                                                     Investments: the Portfolios
17.  (a)      Procedure for withdrawal.............................  Cover, Amount Payable on
                                                                     Surrender of the Policy,
                                                                     Partial Withdrawals,
                                                                     Cancellation (Free-Look
                                                                     Period)
     (b)      Redemption or repurchase.............................  Cover, Amount Payable on
                                                                     Surrender of the Policy,
                                                                     Partial Withdrawals,
                                                                     Cancellation (Free-Look
                                                                     Period)
     (c)      Cancellation or resale...............................  Not Applicable
18.  (a)      Income of the Trust..................................  Portfolios, Allocation of
                                                                     Premiums
19.           Procedures for keeping records & furnishing
              information to security holders......................  Portfolios, Reports to
                                                                     Owners
21.  (a)&(b)  Loans to security holders............................  Policy Loans
23.           Bonding arrangements for depositor...................  Safekeeping of the Separate
                                                                     Account's Assets
24.           Other material provisions............................  General Policy Provisions
                    ORGANIZATION, PERSONNEL & AFFILIATED PERSONS OF DEPOSITOR
ORGANIZATION & OPERATIONS OF DEPOSITOR
25.           Form, state & date of organization of depositor......  KILICO
27.           General character of business of depositor...........  KILICO
28.  (a)      Officials and affiliates of the depositor............  KILICO, Officers and
                                                                     Directors of KILICO
     (b)      Business experience of officers and directors of the
              depositor............................................  Officers and Directors of
                                                                     KILICO
COMPANIES OWNING SECURITIES OF DEPOSITOR
29.           Each company owning 5% of voting securities of
              depositor............................................  KILICO
CONTROLLING PERSONS
30.           Control of depositor.................................  KILICO
                            DISTRIBUTION & REDEMPTIONS OF SECURITIES
35.           Distribution.........................................  KILICO, Distribution of
                                                                     Policies
38.  (a)      General description of method of distribution of
              securities...........................................  Distribution of Policies
     (b)      Selling agreement between trust or depositor &
              underwriter..........................................  Distribution of Policies
     (c)      Substance of current agreements......................  Distribution of Policies

ITEM NUMBER IN FORM N-8B-2                                              CAPTION IN PROSPECTUS
--------------------------                                              ---------------------
PRINCIPAL UNDERWRITER
39.  (a)&(b)  Principal Underwriter................................  Distribution of Policies
41.           Character of Underwriter's business..................  Distribution of Policies
OFFERING PRICE OR ACQUISITION VALUE OF SECURITIES OF TRUST
44.           Information concerning offering price or acquisition
              valuation of securities of trust. (All underlying
              securities are shares in registered investment
              companies.)..........................................  Separate Account
                                                                     Investments: the Portfolios,
                                                                     Cash Value
REDEMPTION VALUATION OF SECURITIES OF TRUST
46.           Information concerning redemption valuation of
              securities of trust. (All underlying securities are
              shares in registered investment companies.)..........  Separate Account
                                                                     Investments: the Portfolios,
                                                                     Cash Value
PURCHASE & SALE OF INTERESTS IN UNDERLYING SECURITIES
47.           Maintenance of Position..............................  Cover, Separate Account,
                                                                     Separate Account
                                                                     Investments: the Portfolios,
                                                                     Allocation of Premiums
                           INFORMATION CONCERNING TRUSTEE OR CUSTODIAN
48.           Custodian of trust...................................  Separate Account
50.           Lien on trust assets.................................  Separate Account
                           INFORMATION CONCERNING TRUSTEE OR CUSTODIAN
51.  (a)      Name & address of insurer............................  Cover, KILICO
     (b)      Types of Contracts...................................  Cover, Purchase of Policy
                                                                     and Allocation of Premiums,
                                                                     Federal Tax Considerations
     (c)      Risks insured & excluded.............................  Death Benefit, Optional
                                                                     Insurance Benefits,
                                                                     Misstatement as to Age and
                                                                     Sex, Suicide
     (d)      Coverage.............................................  Cover, Purchase of Policy
                                                                     and Allocation of Premiums
     (e)      Beneficiaries........................................  Death Benefit, Beneficiary
     (f)      Terms of cancellations & reinstatement...............  Cancellation (Free-Look
                                                                     Period); No-Lapse Guarantee
                                                                     and Grace Period;
                                                                     Termination; Reinstatement
     (g)      Method of determining amount of premium paid by
              holder...............................................  Purchase of Policy and
                                                                     Allocation of Premiums
                                      POLICY OF REGISTRANT
52.  (a)&(c)  Selection of Portfolio securities....................  Additions, Deletions, and
                                                                     Substitutions of Securities
REGULATED INVESTMENT COMPANY
53.  (a)      Taxable status of Trust..............................  Taxation of KILICO and the
                                                                     Separate Accounts
                              FINANCIAL AND STATISTICAL INFORMATION
59.           Financial Statements.................................  Financial Statements


*  Items not listed are not applicable to this Registration Statement.

                                   PROSPECTUS
--------------------------------------------------------------------------------

                            MODIFIED SINGLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                         (SINGLE LIFE AND SURVIVORSHIP)
--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                  THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

        1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049       (800) 621-5001


     This Prospectus describes Modified Single Premium Variable Universal Life Insurance Policies (the "Policies") offered by Kemper Investors Life Insurance Company ("we" or "KILICO") for prospective insured persons ages 0-90. This Prospectus describes Policies which provide insurance coverage on the life of one Insured ("Single Life Policies") and Policies which provide insurance on the lives of two Insureds ("Survivorship Policies"). You may pay a significant initial Premium and, subject to certain restrictions, additional Premiums.


     Under the Single Life Policies, when the Insured dies, we will pay a Death Benefit to a Beneficiary specified by you. Under the Survivorship Policies, the Death Benefit is payable upon the second death, as long as the Policy is in force. While the Policy is in force, the Death Benefit is at least the amount shown in the Policy specifications, unless you have loans or the Net Surrender Value is insufficient to pay the monthly expense charges. The Policy does not have a guaranteed minimum Cash Value.


     If you choose a Policy with our No-Lapse Guarantee, while this guarantee is in effect your Policy will never lapse, regardless of changes in Net Surrender Value. Instead, if the Net Surrender Value becomes insufficient to pay the monthly charges, the Death Benefit payable will at least equal your total Premiums paid (less any prior withdrawals of Premium). This guarantee is in effect while you have no outstanding Policy Debt. If you choose a Policy without this guarantee or if this guarantee is not in effect under your Policy, your coverage under the Policy may end if the Net Surrender Value of your Policy becomes insufficient to cover the monthly expense charges.


--------------------------------------------------------------------------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2000.

    You may allocate and reallocate your Policy's Cash Value among the Subaccounts of the KILICO Variable Separate Account (the "Separate Account"). Each Subaccount invests exclusively in shares of one of the following
Portfolios:



    - KEMPER VARIABLE SERIES:


       - Kemper Aggressive Growth Portfolio


       - Kemper Technology Growth Portfolio


       - Kemper Small Cap Growth Portfolio


       - Kemper Small Cap Value Portfolio


       - Kemper International Portfolio


       - Kemper New Europe (formerly Kemper International Growth and Income) Portfolio


       - Kemper Global Blue Chip Portfolio


       - Kemper Growth Portfolio


       - Kemper Contrarian Value Portfolio


       - Kemper Blue Chip Portfolio


       - Kemper Value+Growth Portfolio


       - Kemper Horizon 20+ Portfolio


       - Kemper Total Return Portfolio


       - Kemper Horizon 10+ Portfolio


       - Kemper High Yield Portfolio


       - Kemper Horizon 5 Portfolio


       - Kemper Strategic Income (formerly Kemper Global Income) Portfolio


       - Kemper Investment Grade Bond Portfolio


       - Kemper Government Securities Portfolio


       - Kemper Money Market Portfolio


       - KVS Dreman Financial Services (formerly Kemper-Dreman Financial Services) Portfolio


       - KVS Dreman High Return Equity (formerly Kemper-Dreman High Return Equity) Portfolio


       - KVS Index 500 (formerly Kemper Index 500) Portfolio


       - KVS Focused Large Cap Growth Portfolio


       - KVS Growth Opportunities Portfolio


       - KVS Growth And Income Portfolio



    - SCUDDER VARIABLE LIFE INVESTMENT FUND ("SCUDDER VLIF") (CLASS A SHARES):


       - Scudder VLIF Global Discovery Portfolio


       - Scudder VLIF Growth and Income Portfolio


       - Scudder VLIF International Portfolio


       - Scudder VLIF Capital Growth Portfolio


       - Scudder VLIF 21st Century Growth Portfolio



    - THE ALGER AMERICAN FUND:


       - Alger American Leveraged AllCap Portfolio


       - Alger American Balanced Portfolio



    - THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.



    - DREYFUS INVESTMENT PORTFOLIOS:


       - MidCap Stock Portfolio ("Dreyfus I.P. MidCap Stock Portfolio")



    - WARBURG PINCUS TRUST:


       - Warburg Pincus Emerging Markets Portfolio


       - Warburg Pincus Global Post-Venture Capital (formerly Warburg Pincus Post-Venture Capital) Portfolio



    You may obtain more information about these Portfolios by reading the accompanying prospectuses for the Portfolios. Not all of the Subaccounts may be available under your Policy.



    You generally may cancel the Policy and receive a refund by returning it to us within ten days after you receive it. In some states, however, this free-look period may be longer.



    The Policies are modified endowment contracts for Federal income tax purposes, except in certain cases as described in "Federal Tax Considerations" beginning on page 34. Accordingly, the death benefit under your Policy generally is not subject to federal income tax, and federal income tax on any growth in your Policy's Cash Value generally is deferred until you withdraw it by taking a loan, partial withdrawal, or other distribution from your Policy during the life of the Insured. In addition, any taxable withdrawal taken before age 59 1/2 will also be subject to an additional ten percent federal penalty tax, with certain exceptions.


    In certain states the Policies may be offered as group policies with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group policies, unless the context specifies otherwise.

     THE POLICIES AND THE INVESTMENTS IN THE SEPARATE ACCOUNT ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. THE POLICIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY, IT MAY NOT BE ADVANTAGEOUS FOR YOU TO BUY ADDITIONAL COVERAGE OR REPLACE YOUR EXISTING POLICY WITH THE POLICY DESCRIBED IN THIS PROSPECTUS.


     THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT
     PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. IF ANY OF THOSE PROSPECTUSES ARE MISSING OR OUTDATED, PLEASE CONTACT US AND WE WILL SEND YOU THE PROSPECTUS YOU NEED.


     YOU CAN FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEBSITE AT http://www.sec.gov.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.

    The Policies may not be available in all states.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
DEFINITIONS.................................................    3
SUMMARY.....................................................    5
FEES AND EXPENSES...........................................    9
PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS...............   12
INVESTMENT OPTIONS..........................................   16
POLICY BENEFITS AND RIGHTS..................................   21
CHARGES AND DEDUCTIONS......................................   29
GENERAL POLICY PROVISIONS...................................   32
FEDERAL TAX CONSIDERATIONS..................................   34
DESCRIPTION OF KILICO AND THE SEPARATE ACCOUNT..............   38
DISTRIBUTION OF POLICIES....................................   40
LEGAL PROCEEDINGS...........................................   41
LEGAL MATTERS...............................................   41
REGISTRATION STATEMENT......................................   41
EXPERTS.....................................................   41
FINANCIAL STATEMENTS........................................   41


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

                                  DEFINITIONS

     Please refer to this list for the meaning of the following terms:

     ACCUMULATION UNIT--An accounting unit of measurement which we use to calculate the value of a Subaccount.

     ACCUMULATION UNIT VALUE--The value of an Accumulation Unit determined for a Valuation Period according to the formula stated in your Policy.

     ANNUITY UNIT--An accounting unit of measurement which we use to calculate the amount of variable payments under a settlement option.

     ANNUITY UNIT VALUE--The value of an Annuity Unit determined for a Valuation Period according to the formula stated in your Policy.

     BENEFICIARY(IES)--The person(s) named by you to receive the Death Benefit under the Policy.

     CASH VALUE--The sum of the Separate Account Value plus the Fixed Account Value plus the Loan Account Value.

     DCA FIXED ACCOUNT--The portion of the Cash Value allocated to our general account for purposes of participating in our Dollar Cost Averaging program.

     DEATH BENEFIT--The amount payable to the Beneficiary under the Policy upon the death of the Insured(s), before payment of any unpaid Policy Debt or Policy charges.

     DEDUCTION DAY--The same day in each month as the Effective Date. The day of the month on which the Monthly Deduction is taken from your Cash Value.

     EFFECTIVE DATE--The effective date of insurance coverage under the Policy, as stated in the Policy specifications. It is used to determine Policy Anniversaries, Policy Years and the Deduction Day. If the Effective Date otherwise would be the 29th, 30th or 31st of a month, the Effective Date will be the 28th day of that month.

     FIXED ACCOUNT--The portion of the Cash Value allocated to our general account.

     FIXED ACCOUNT VALUE--The value of the Fixed Account, including the DCA Fixed Account and any initial Premium (plus interest) paid prior to the Issue Date.


     GUIDELINE SINGLE PREMIUM--The "Guideline Single Premium" as defined in
Section 7702 of the Tax Code.


     INSURED--A person whose life is insured under the Policy. Under a Survivorship Policy, there initially are two Insureds.

     INVESTMENT EXPERIENCE FACTOR--The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Investment Experience Factor separately for each Subaccount.

     ISSUE AGE--An Insured's age on his or her most recent birthday before the Effective Date.

     ISSUE DATE--The issue date stated in the Policy specifications. It is the date all requirements for coverage and Premium have been received, and the Policy is approved.

     LOAN ACCOUNT--An account established for amounts transferred from the Subaccounts as security for outstanding Policy Debt.

     LOAN ACCOUNT VALUE--The value of the Loan Account.

     MATURITY DATE--For Single Life Policies, the Policy Anniversary nearest the Insured's 100th birthday. For Survivorship Policies, the Policy Anniversary nearest the younger Insured's 100th birthday.

     MONTHLY DEDUCTION--The amount deducted from the Cash Value on each Deduction Day for the cost of insurance charge, the Administration Charge, the Tax Charge, the Records Maintenance Charge (when due), and the cost of any benefit rider.

     NET SURRENDER VALUE--The Surrender Value minus all outstanding Policy Debt.


     NO-LAPSE GUARANTEE--Our guarantee that, if you have no outstanding Policy Debt, your Policy will never lapse regardless of changes in the Net Surrender Value. If the Net Surrender Value becomes insufficient to cover the monthly charges, however, your Death Benefit may be reduced to equal your total Premiums (less any prior withdrawals of Premium). The No-Lapse Guarantee is not available under all Policies.



     OWNER ("YOU, YOUR, YOURS")--The party(s) named as Owner in the application, unless later changed as provided in the Policy. The Owner, prior to the distribution of any Death Benefit, has the exclusive right to exercise every option and right conferred by the Policy.


     POLICY ANNIVERSARY--The same day and month as the Effective Date for each subsequent year the Policy remains in force.

     POLICY DEBT--The sum of all unpaid Policy Loans and accrued loan interest.

     POLICY YEAR--Each twelve-month period beginning on the Effective Date and each Policy Anniversary.

     PORTFOLIO(S)--The underlying portfolios in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

     PREMIUM--An amount paid to us as payment for the Policy by you or on your behalf.

     SEC--The United States Securities and Exchange Commission.

     SEPARATE ACCOUNT--KILICO Variable Separate Account, a unit investment trust registered with the SEC under the Investment Company Act of 1940.

     SEPARATE ACCOUNT VALUE--The sum of the Subaccount Values of the Policy on the Valuation Date.

     SPECIFIED AMOUNT--The amount of insurance under your Policy. As of the Effective Date, the Specified Amount is the amount shown on your Policy's specifications page. Thereafter, the Specified Amount is reduced to reflect partial withdrawals.

     SUBACCOUNT--A division of the Separate Account, which invests wholly in shares of one of the Portfolios.

     SUBACCOUNT VALUE--The value of the assets held in a Subaccount.

     SURRENDER VALUE--The Cash Value less any applicable Withdrawal Charge.

     TAX CODE--The Internal Revenue Code of 1986, as amended.


     TRADE DATE--On the Trade Date, we allocate your initial Premium plus any interest to the Subaccounts and/or the DCA Fixed Account according to your instructions. In some states, the Trade Date is the same as the Issue Date. If your state requires us to return your Premium if you cancel your Policy during the free-look period, the Trade Date will be after the end of the free-look period.


     VALUATION DATE--Each business day that applicable law requires us to value the assets of the Separate Account. Currently this is each day that the New York Stock Exchange is open for trading.

     VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

     WE, OUR, US, KILICO--Kemper Investors Life Insurance Company.


     WITHDRAWAL CHARGE--The surrender charge plus the unamortized state premium tax charge.

                                    SUMMARY

     This section summarizes some of the more important features of your Policy. The Policy is described more fully in the remainder of this Prospectus. Please read this Prospectus carefully. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force, that there is no Policy Debt, and that current federal tax laws apply.

     This Policy is a modified single premium variable universal life insurance policy. The Policy has a Death Benefit, a Cash Value, and other features similar to life insurance policies providing fixed benefits. The Policy permits the Owner to pay a single significant initial Premium and, subject to restrictions, additional Premiums. It is a "variable" Policy because the Cash Value and, in some circumstances, the Death Benefit vary according to the investment performance of the Subaccounts to which you have allocated your Premium. The Cash Value is not guaranteed. This Policy provides you with the opportunity to take advantage of any increase in your Cash Value, but you also bear the risk of any decrease.

     We will issue Policies on the lives of prospective Insureds age 0-90 who meet our underwriting standards. You may purchase a Policy to provide insurance coverage on the life of one Insured ("Single Life Policy") or a Policy to provide insurance coverage on the lives of two Insureds ("Survivorship Policy").

PAYMENT OF PREMIUM


     Your initial Premium must equal at least $10,000. You may choose a minimum initial Premium of 90% or 100% of the Guideline Single Premium, based on the initial Specified Amount. If you choose to pay 90% of the Guideline Single Premium, your current cost of insurance charge will be higher and your Policy will not include our No-Lapse Guarantee. You may pay additional Premiums, subject to the restrictions described in this Prospectus. We may refuse to accept any Premium that would cause an increase in the Death Benefit, other than a reinstatement Premium. We will accept any Premium at such time as it would not cause your Policy to lose its status as a life insurance contract under the Tax Code.


POLICY EFFECTIVE DATE


     In general, your Policy will be effective and your life insurance coverage under the Policy will begin as of the date we receive your initial Premium, after satisfaction of the applicable underwriting requirements. While your application is in underwriting, if you have paid your initial Premium, we may provide you with temporary life insurance coverage in accordance with the terms of our temporary insurance agreement. This temporary coverage will not exceed $500,000 plus the amount of your initial Premium. We may decline for any lawful reason to accept your initial Premium until the Issue Date.


     You may be eligible to purchase a Policy through simplified underwriting without a medical examination if you meet our simplified underwriting criteria. Simplified underwriting will only be available for Individual Policies and Survivorship Policies involving spouses. Other survivorship cases will be considered on a fully underwritten basis. You are not eligible for simplified underwriting if the Insured is under 35 years old or over 80 years old at the time of application.


     If we approve your application, and you paid all or a portion of your initial Premium prior to the Issue Date, we will credit interest to your Initial Premium at our then current declared rate for the period from the Effective Date to the Issue Date. On the Trade Date, we will allocate your initial Premium to the Subaccounts you have selected or to the DCA Fixed Account (if you have selected it for Dollar Cost Averaging). In some states, the Trade Date will be the same as the Issue Date. In other states, however, which require us to return your Premium upon cancellation of your Policy during the free-look period, on the Issue Date we will initially allocate your initial Premium (plus any interest) to the Kemper Money Market Subaccount, and the Trade Date will depend on the length of the free-look period in your state. If the free-look period is ten days, the Trade Date will occur twenty days after the Issue Date. If the free-look period is longer, the Trade Date will occur a corresponding number of days later. We will begin to deduct the Policy charges as of the Effective Date.


     If we reject your application, we will not issue you a Policy. We will return any Premium you have paid, adding interest as and at the rate required in your state. We will not subtract any Policy charges from the amount we refund to you.

POLICY BENEFITS

     CASH VALUE. The Cash Value of your Policy on any Valuation Date is equal to the sum of the Separate Account Value, the Fixed Account Value (if any), and the Loan Account Value (if applicable). Your Cash Value will depend on the investment performance of the Subaccounts to which you have allocated your Premiums, the amount of interest we credit to the DCA Fixed Account and the Loan Account (if you have any Cash Value in those Accounts), as well as the Premiums paid, partial withdrawals, and charges assessed. We do not guarantee a minimum Cash Value.


     SURRENDER OR PARTIAL WITHDRAWALS. While your Policy is in force, you may surrender it for the Net Surrender Value. We also will deduct the Records Maintenance Charge from your surrender proceeds, if your Cash Value on the last Policy Anniversary was less than $50,000. Upon surrender, life insurance coverage under your Policy will end. You may also withdraw part of your Cash Value through a partial withdrawal, subject to the restrictions described in "Partial Withdrawals" beginning on page 23 below. If you take a partial withdrawal, we will reduce the Specified Amount as described in this Prospectus on page 23.


     WITHDRAWAL CHARGE. If you surrender your Policy, the Withdrawal Charge will equal a percentage of your initial Premium net of all previous withdrawal amounts on which you paid a Withdrawal Charge. You pay a proportionate amount of Withdrawal Charge on partial withdrawals in excess of the free withdrawal amount described below.


     The Withdrawal Charge has two parts: (1) a surrender charge, which is intended to cover our distribution expenses; and (2) an unamortized state premium tax charge, which is intended to cover state premium tax expenses that are not recovered through the Tax Charge. The rate used to determine the Withdrawal Charge depends on the year the surrender or partial withdrawal is made. The maximum Withdrawal Charge is 10% of the initial Premium. It declines to zero percent after the ninth Policy Year, at the rates shown in the table on page 31.


     FREE WITHDRAWALS. In each Policy Year, we will waive the Withdrawal Charge for partial withdrawals equal to the greater of:

     1. Ten percent of the Cash Value; or

     2. Earnings not previously withdrawn.


     We will also waive the Withdrawal Charge for qualified medical stays and disability. For more detail see "Amount Payable on Surrender of the Policy" and "Partial Withdrawals" on page 23.



     POLICY LOANS. You may borrow money from us using your Policy as security for the loan. Each Policy Loan must equal at least $1,000. Your total Policy Loans may not exceed 90% of the Surrender Value of your Policy. In most instances Policy Loans are treated as distributions for Federal tax purposes. Therefore, you may incur tax liabilities if you borrow a Policy Loan. For more detail, see "Policy Loans", beginning on page 22, and "Policies Which Are MECs", on page 36.



     DEATH BENEFITS. Under a Single Life Policy, while the Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. Under a Survivorship Policy, we will pay the Death Benefit to the Beneficiary upon the death of the second Insured. While your Policy is in force, the Death Benefit will equal the greater of your Policy's then current Specified Amount and the Cash Value multiplied by a specified percentage, except as provided under "No-Lapse Guarantee" below. Before we pay the Death Benefit, we will subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charges.



NO-LAPSE GUARANTEE



     Under our No-Lapse Guarantee, if you do not have any outstanding Policy Debt, your Policy will never lapse, regardless of changes in the Net Surrender Value. Your Policy will remain in force until payment of the Death Benefit or the Maturity Date, unless you voluntarily surrender your Policy at an earlier date. If your Net Surrender Value is insufficient to cover a Monthly Deduction when due, we will give you a 61-day Grace Period to pay additional Premium. If you do not pay sufficient additional Premium, at the end of the Grace Period your Policy will stay in force but the Death Benefit will be reduced to equal your total Premium payments (less any prior partial withdrawals of Premium). The No-Lapse Guarantee applies to your Policy unless: (a) you paid 90% of the Guideline Single Premium at issue for your Policy or (b) your Policy has outstanding Policy Debt.


DURATION OF COVERAGE


     If the No-Lapse Guarantee does not apply to your Policy and your Net Surrender Value is insufficient to cover a Monthly Deduction when due, we will give you a 61-day Grace Period to pay additional Premium. If you do not pay sufficient additional Premium, your Policy will terminate at the end of the Grace Period.

ALLOCATION OF PREMIUMS


     When you apply for the Policy, you specify in your application how to allocate your initial Premium among the Subaccounts and/or the DCA Fixed Account. Total allocations must equal 100%. You may allocate all or a portion of your initial Premium to the DCA Fixed Account solely for the purpose of subsequent transfers to the Subaccounts under our Automatic Dollar Cost Averaging Program, as described on pages 15-16.



     We allocate any subsequent Premiums to the Subaccounts in the proportions you specified in your application, until you give us new instructions. Your initial allocation to a Subaccount must equal at least $500. You may not allocate your Cash Value to more than 30 Subaccounts at one time. In the future, we may change these limits. As a general rule, any subsequent Premium will be allocated to the Subaccounts as of the date your Premium is received in our Home Office at the address given on the first page of this Prospectus. You may not allocate subsequent Premiums or make transfers to the DCA Fixed Account.


TRANSFERS


     You may transfer Cash Value among the Subaccounts while the Policy is in force, by writing to us or calling us at (800) 621-5001. We currently do not charge a transfer fee. We reserve the right to charge a fee of $25 per transfer on each transfer after the first twelve transfers in each Policy Year, excluding transfers under our Automatic Dollar Cost Averaging or Automatic Account Rebalancing Programs.



     The minimum amount that may be transferred is $100 or the remaining value in the Subaccount, if the value that would remain in the Subaccount after the transfer would be less than $500. For more detail, see "Transfer of Cash Value" and "Transfers Authorized by Telephone", on page 15.



     You may also use our Automatic Dollar Cost Averaging program or our Automatic Account Rebalancing program. You may not use both programs at the same time. Under the Automatic Dollar Cost Averaging program, amounts are automatically transferred to the Subaccounts of your choice on a monthly, quarterly, semiannual, or annual basis. For more detail, see "Automatic Dollar Cost Averaging", on pages 15-16.



     Under the Automatic Account Rebalancing program, you periodically can readjust the percentage of your Cash Value allocated to each Subaccount to maintain a pre-set level. Investment results will shift the balance of your Cash Value allocations. If you elect Automatic Account Rebalancing, we periodically transfer your Cash Value back to the specified percentages annually, semiannually, quarterly, or at your request. For more detail, see "Automatic Account Rebalancing", on page 16.


THE SEPARATE ACCOUNT

     You can allocate and reallocate your Cash Value among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Policy, the Separate Account currently invests in the following Portfolios:


     - KEMPER VARIABLE SERIES:


       - Kemper Aggressive Growth Portfolio


       - Kemper Technology Growth Portfolio


       - Kemper Small Cap Growth Portfolio


       - Kemper Small Cap Value Portfolio


       - Kemper International Portfolio


       - Kemper New Europe (formerly Kemper International Growth and Income) Portfolio


       - Kemper Global Blue Chip Portfolio


       - Kemper Growth Portfolio


       - Kemper Contrarian Value Portfolio


       - Kemper Blue Chip Portfolio


       - Kemper Value+Growth Portfolio


       - Kemper Horizon 20+ Portfolio


       - Kemper Total Return Portfolio


       - Kemper Horizon 10+ Portfolio


       - Kemper High Yield Portfolio


       - Kemper Horizon 5 Portfolio


       - Kemper Strategic Income (formerly Kemper Global Income) Portfolio


       - Kemper Investment Grade Bond Portfolio


       - Kemper Government Securities Portfolio


       - Kemper Money Market Portfolio


            - KVS Dreman Financial Services (formerly Kemper-Dreman Financial
              Services) Portfolio


            - KVS Dreman High Return Equity (formerly Kemper-Dreman High Return
              Equity) Portfolio


            - KVS Index 500 (formerly Kemper Index 500) Portfolio


            - KVS Focused Large Cap Growth Portfolio


            - KVS Growth Opportunities Portfolio


            - KVS Growth And Income Portfolio



          - SCUDDER VARIABLE LIFE INVESTMENT FUND

            (CLASS A SHARES):

            - Scudder VLIF Global Discovery Portfolio


            - Scudder VLIF Growth and Income Portfolio


            - Scudder VLIF International Portfolio


            - Scudder VLIF Capital Growth Portfolio


            - Scudder VLIF 21st Century Growth Portfolio

          - THE ALGER AMERICAN FUND:


            - Alger American Leveraged AllCap Portfolio


            - Alger American Balanced Portfolio



          - The Dreyfus Socially Responsible Growth Fund, Inc.



          - DREYFUS INVESTMENT PORTFOLIOS:


            - Dreyfus I.P. MidCap Stock Portfolio


          - WARBURG PINCUS TRUST:


            - Warburg Pincus Emerging Markets Portfolio


            - Warburg Pincus Global Post-Venture Capital (formerly Warburg
              Pincus Post-Venture Capital) Portfolio



     Each Portfolio holds its assets separate from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies, which are described in the accompanying prospectuses for the Portfolios.


CHARGES


     CHARGES ASSESSED ON THE SUBACCOUNTS. On each Valuation Date, we deduct a Mortality and Expense Risk Charge from the Separate Account. The Mortality and Expense Charge equals an annual rate of .90% of average daily net assets, and is intended to compensate us for expenses incurred and certain mortality and expense risks assumed under the Policies. See "Mortality and Expense Risk Charge" on page 29 below.



     MONTHLY DEDUCTION. We also deduct a Monthly Deduction from your Cash Value. The Monthly Deduction consists of the cost of insurance charge, the Administration Charge, the Tax Charge, and the cost of any benefit rider. We also deduct the Records Maintenance Charge on each Policy Anniversary, if your Policy's Cash Value was less than $50,000 on the previous Policy Anniversary. The cost of insurance charge covers our anticipated mortality costs. If your Initial Premium exceeds $500,000, your cost of insurance charges may be lower. The Administration Charge is intended to compensate us for some of our administrative costs under the Policy. The Tax Charge covers state premium tax expenses under the Policies and certain federal tax liabilities resulting from our receipt of Premiums under the Policies, as required by law. The Records Maintenance Charge reimburses us for certain administrative costs associated with the Policies. See "Monthly Deduction", on pages 29-30 below.



     WITHDRAWAL CHARGE. We impose a Withdrawal Charge to cover a portion of our premium tax expenses and a portion of the sales expenses we incur in distributing the Policies. These sales expenses include agents' commissions, advertising, and the printing of Prospectuses. See "Withdrawal Charge" on page 6 above and in "Withdrawal Charge" on page 31 below.



     TRANSFER FEE. We currently do not charge a transfer fee. Under the Policy, however, we reserve the right to charge a fee of $25 per transfer on each transfer in excess of twelve transfers in a single Policy Year, excluding Automatic Account Rebalancing and Automatic Dollar Cost Averaging transfers. See "Transfer Fee" on page 32 below.



     The charges assessed under the Policy are summarized in the table entitled "Policy Charges and Deductions" on pages 9-10 below, and described in more detail in "Charges and Deductions", beginning on page 29.



     In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fee and other expenses. The prospectuses for the Portfolios describe their respective charges and expenses in more detail. We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. We also may receive fees from the Portfolios to assist us in distributing the Policies.


TAX TREATMENT UNDER CURRENT FEDERAL TAX LAW

     Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.


     In most circumstances, your Policy will be considered a "modified endowment contract", which is a form of life insurance contract under the Tax Code. Special rules govern the tax treatment of modified endowment contracts. Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and Policy Loans, however, are treated differently. Amounts withdrawn and Policy Loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income. Also, an additional ten percent federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. For more information on the tax treatment of the Policy, see "Federal Tax Considerations", beginning on page 34, and consult your tax adviser.

FREE-LOOK PERIOD


     In most states, you may cancel your Policy by returning it to us no later than ten days after you receive it. In other states, however, this free-look period may be longer, as provided by state law. If you return your Policy, the Policy terminates and, in some states, we will pay you an amount equal to your Premium (less any Policy Debt). In some other states, however, we will return your Cash Value. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.


ILLUSTRATION OF HOW POLICY VALUES CHANGE WITH EXPERIENCE

     At your request we will furnish you with a free, personalized illustration of Cash Value, Surrender Value and Death Benefit. The illustration will be personalized to reflect the proposed Insureds' age, sex, underwriting classification, proposed initial Premium, and any available riders requested. The illustrated Cash Value, Surrender Value and Death Benefit will be based on certain hypothetical assumed rates of return for the Separate Account. Your actual investment experience probably will differ, and as a result the actual values under the Policy at any time may be higher or lower than those illustrated. The personalized illustrations will follow the methodology and format of the hypothetical illustrations that we filed with the SEC in the registration statement.

                               FEES AND EXPENSES


     The following tables are designed to help you understand the fees and expenses that you bear, directly or indirectly, as a Policy Owner. The first table describes the Policy charges and deductions you directly bear under the Policy. The second table describes the fees and expenses of the Portfolios that you bear indirectly when you purchase a Policy. (See "Charges and Deductions", beginning on page 29).


                         POLICY CHARGES AND DEDUCTIONS

CHARGES DEDUCTED FROM THE SEPARATE ACCOUNT:

Mortality and Expense Risk
  Charge:                 0.90% of average daily net assets(1)


Federal Income Tax Charge:Currently none(2)


CHARGES DEDUCTED FROM CASH VALUE:(3)

Monthly Cost of Insurance Charge:

                          CURRENT: The lower of: (i) the product of the applicable current asset-based cost of insurance charge times the Cash Value on the Deduction Day;(4) and (ii) the product of the applicable guaranteed cost of insurance rate times the net amount at risk.

                          If your initial Premium is no more than $500,000 and you pay 100% of the Guideline Single Premium, the current asset-based rate for Single Life Policies for the Standard (NT)(5) rate class is 0.55% annually of Cash Value for the first ten Policy Years and 0.25% thereafter and the rate for Survivorship Policies for the Standard (NT) rate class is 0.45% for the first ten Policy Years and 0.20% thereafter.

                          If your initial Premium is more than $500,000 and you pay 100% of the Guideline Single Premium, the current asset-based rate for Single Life Policies for the Standard (NT) rate class is 0.25% for the first ten Policy Years and 0.10% thereafter and the rate for Survivorship Policies for the Standard (NT) rate class is 0.20% for the first ten Policy Years and 0.10% thereafter.


                          GUARANTEED: Ranges from $.06 per $1,000 of net amount at risk to $83.33 per $1,000 of net amount at risk(6)


Administration Charge(7)  0.35% annually of average monthly Cash Value for
                          Policy Years 1-10

                          0.25% annually of average monthly Cash Value for Policy Years 11 and later

Tax Charge(7)             0.40% annually of the average monthly Cash Value for
                          Policy Years 1-10

                          0.00% for Policy Years 11 and later

Records Maintenance
  Charge(8)               $30.00 per year, deducted annually, if your Cash Value
                          is less than $50,000 on the most recent Policy
                          Anniversary.

TRANSACTION CHARGES:


Transfer Fee:(9)          Currently none


MAXIMUM WITHDRAWAL
  CHARGE:(10)             10% of the initial Premium
---------------

 (1) Deducted each Valuation Period at a rate equivalent to the effective annual rate shown, multiplied by the Separate Account Value on the relevant Valuation Date, times the number of days in the relevant Valuation Period. No mortality and expense risk charge is deducted from the Kemper Money Market II Subaccount, which is only available for Automatic Dollar Cost Averaging that will deplete the owner's Subaccount Value by the end of the first Policy Year.


 (2) We currently do not assess a charge for federal income taxes that may be attributed to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Deductions", beginning on page 29.


 (3) Assessed monthly, allocated pro rata among all active Subaccounts and the DCA Fixed Account.


 (4) The asset-based cost of insurance rate differs depending on Policy type and history of tobacco use of the Insured(s). The current asset-based cost of insurance rates also reflect whether you pay 90% or 100% of the Guideline Single Premium at issue (based on the initial Specified Amount). The asset-based rates that we set will reflect our expectations as to mortality experience under the Policies and other relevant factors, such that the aggregate actual cost of insurance charges paid under the Policies will compensate us for our aggregate mortality risks under the Policies. In our discretion, we may change the asset-based rate used in the current cost of insurance formula. Even if we change the asset-based rate, however, you will never be charged more than the amount determined using the guaranteed cost of insurance tables in your Policy. For further explanation, see "Charges and Deductions--Monthly Deduction--Cost of Insurance Charge", on pages 29-30.


 (5) The Standard (NT) rate class is our best rate class for Insureds who have not used tobacco of any kind within the past 36 months.


 (6) The guaranteed cost of insurance charges are based on attained age, sex, and history of tobacco use of the Insured(s). The net amount at risk is the difference between the Death Benefit and the Cash Value. See "Charges and Deductions--Monthly Deduction--Cost of Insurance Charge", on pages 29-30.


 (7) Deducted monthly in an amount equal to 1/12 the annual rate shown, multiplied by the total Cash Value, including the Loan Account Value, on the relevant Deduction Day. The Administration Charge covers certain of our administrative expenses in connection with the Policies. The Tax Charge covers a portion of our state premium tax expense and certain federal income tax liability associated with the receipt of Premium.

 (8) The Records Maintenance Charge is deducted annually on each Policy Anniversary. If you surrender your Policy during a Policy Year, we will deduct the Records Maintenance Charge from your surrender proceeds.


 (9) We currently do not charge a transfer fee. Under the Policy, we reserve the right in the future to charge a transfer fee of $25 on each transfer after the first twelve transfers each Policy Year, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing Programs.



(10) This charge only applies upon withdrawals of the initial Premium. It does not apply to withdrawals of any additional Premiums paid under a Policy. The Withdrawal Charge declines to zero percent after the ninth Policy Anniversary. It is imposed to cover a portion of our premium tax expenses and the sales expenses incurred by us in distributing the Policies. In any Policy Year, we will not charge any Withdrawal Charge on that portion of your withdrawals equal to the greater of (a) ten percent of the Cash Value, less any prior free partial withdrawal since the most recent Policy Anniversary, or (b) earnings not previously withdrawn. See Charges and Deductions--Withdrawal Charge, page 31.

                               PORTFOLIO EXPENSES

 (As a percentage of average net assets for the period ended December 31, 1999)

(total expense figures shown in column titled "Total Fund Annual Expenses (Net)"
                                   are after
fee waivers or reductions and expense reimbursements, as indicated in the notes)


                                                             TOTAL PORTFOLIO   TOTAL PORTFOLIO   TOTAL PORTFOLIO
                                                MANAGEMENT        OTHER        ANNUAL EXPENSES   ANNUAL EXPENSES
PORTFOLIO                                          FEES         EXPENSES           (GROSS)            (NET)
---------                                       ----------   ---------------   ---------------   ---------------
Kemper Aggressive Growth Portfolio(2)(4)......    0.75%           1.91%              2.66%            0.95%
Kemper Technology Growth Portfolio(2)(4)......    0.75%           0.44%              1.19%            0.95%
Kemper Small Cap Growth Portfolio.............    0.65%           0.06%              0.71%            0.71%
Kemper Small Cap Value Portfolio(1)...........    0.75%           0.09%              0.84%            0.84%
Kemper International Portfolio................    0.75%           0.19%              0.94%            0.94%
Kemper New Europe Portfolio(2)................    1.00%           3.30%              4.30%            1.12%
Kemper Global Blue Chip Portfolio(2)..........    1.00%           2.47%              3.47%            1.56%
Kemper Growth Portfolio.......................    0.60%           0.06%              0.66%            0.66%
Kemper Contrarian Value Portfolio(1)..........    0.75%           0.06%              0.81%            0.80%
Kemper Blue Chip Portfolio(1).................    0.65%           0.06%              0.71%            0.71%
Kemper Value+Growth Portfolio(1)..............    0.75%           0.08%              0.83%            0.83%
Kemper Horizon 20+ Portfolio(1)...............    0.60%           0.18%              0.78%            0.78%
Kemper Total Return Portfolio.................    0.55%           0.06%              0.61%            0.61%
Kemper Horizon 10+ Portfolio(1)...............    0.60%           0.12%              0.72%            0.72%
Kemper High Yield Portfolio...................    0.60%           0.07%              0.67%            0.67%
Kemper Horizon 5 Portfolio(1).................    0.60%           0.16%              0.76%            0.76%
Kemper Strategic Income Portfolio(7)..........    0.65%           0.28%              0.93%            0.93%
Kemper Investment Grade Bond Portfolio(1).....    0.60%           0.05%              0.65%            0.65%
Kemper Government Securities Portfolio........    0.55%           0.08%              0.63%            0.63%
Kemper Money Market Portfolio(3)..............    0.50%           0.04%              0.54%            0.54%
KVS Dreman Financial Services Portfolio(2)....    0.75%           0.29%              1.04%            0.99%
KVS Dreman High Return Equity Portfolio(1)....    0.75%           0.11%              0.86%            0.86%
KVS Index 500 Portfolio(2)(5).................    0.45%           0.39%              0.84%            0.55%
KVS Focused Large Cap Growth
  Portfolio(2)(6).............................    0.95%           6.54%              7.49%            1.15%
KVS Growth Opportunities Portfolio(2)(6)......    0.95%           1.65%              2.60%            1.15%
KVS Growth And Income Portfolio(2)(6).........    0.95%           1.63%              2.58%            1.15%
Scudder VLIF Global Discovery Portfolio(8)....   0.975%           0.65%              1.63%            1.63%
Scudder VLIF Growth and Income Portfolio......   0.475%           0.08%              0.55%            0.55%
Scudder VLIF International Portfolio..........   0.853%           0.18%              1.03%            1.03%
Scudder VLIF Capital Growth Portfolio.........   0.462%           0.03%              0.49%            0.49%
Scudder VLIF 21st Century Growth
  Portfolio(8)................................   0.875%           2.02%              2.90%            1.50%
Alger American Leveraged AllCap
  Portfolio(9)................................    0.85%           0.08%              0.93%            0.93%
Alger American Balanced Portfolio.............    0.75%           0.18%              0.93%            0.93%
The Dreyfus Socially Responsible Growth Fund,
  Inc.........................................    0.75%           0.04%              0.79%            0.79%
Dreyfus I.P. MidCap Stock Portfolio(10).......    0.75%           0.71%              1.46%            0.97%
Warburg Pincus Emerging Markets
  Portfolio(11)...............................    1.25%           1.88%              3.13%            1.40%
Warburg Pincus Global Post-Venture Capital
  Portfolio(11)...............................    1.25%           0.33%              1.58%            1.40%


---------------


 (1) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: KVS Dreman High Return Equity Portfolio (.87%), Kemper Value+Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Horizon 20+ Portfolio (.93%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were at or lower than these expense limits, after the benefit of any custodial credits as reflected in the "Total Portfolio Annual Expenses (Net)" column in the table above. With these credits, Management Fees and Total Portfolio Other Expenses for the Kemper Contrarian Value Portfolio would have been .75% and .05%, respectively.

 (2) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Kemper Aggressive Growth, Kemper Technology Growth, KVS Dreman Financial Services, Kemper New Europe, Kemper Global Blue Chip, KVS Index 500, KVS Growth Opportunities, KVS Growth And Income, and KVS Focused Large Cap Growth Portfolios of Kemper Variable Series to the amounts set forth in the table above in the "Total Portfolio Annual Expenses (Net)" column. Taking into effect certain expense caps for the Aggressive Growth, Technology Growth, Financial Services, New Europe, Global Blue Chip Index 500, Growth Opportunities, Growth And Income and Focused Large Cap Growth Portfolios of Kemper Variable Series for the fiscal year ended December 31, 1999, management fees were .00%, .51%, .70%, .00%, .00%, .16%, .00%, .00%
     and .00%, respectively. Other Expenses were .95%, .44%, .29%, 1.12%, 1.56%,
     .39%, 1.15%, 1.15% and 1.15%, respectively. In addition, for Kemper New Europe and Kemper Global Blue Chip, the investment manager has agreed to limit its management fees to .70% and .85%, respectively, of such portfolios for one year, commencing May 1, 2000.


 (3) This Portfolio is the underlying investment for the Kemper Money Market Subaccount and the Kemper Money Market II Subaccount. The Kemper Money Market II Subaccount is only available to allocate all or a portion of your initial Premium for Automatic Dollar Cost Averaging that will deplete your Subaccount Value by the end of the first Policy Year.


 (4) Portfolios commenced operations 5/1/99. "Other Expenses" have been annualized.



 (5) Portfolio commenced operations on 9/1/99. "Other Expenses" have been estimated and annualized.



 (6) Portfolios commenced operations 10/29/99. "Other Expenses" have been estimated and annualized.



 (7) Pursuant to their respective agreements with Kemper Variable Series the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Kemper Strategic Income Portfolio to 1.05%. The "Management Fee" reflected in the above table, has been restated to reflect a fee reduction effective May 1, 2000 and the "Other Expenses" reflect actual expenses for the past fiscal year.



 (8) Until April 30, 2001, the Adviser has agreed to maintain the expenses of the Global Discovery Portfolio at 1.25% and the 21st Century Growth Portfolio at 1.50% of the average daily net assets. For the 21st Century Growth Portfolio, taking into effect this agreement to maintain expenses, the Management Fee was .00% and Total Portfolio Other Expenses were 1.50%.



 (9) Included in Other Expenses is 0.01% of interest expense.



(10) The Dreyfus Corporation has agreed to waive receipt of its fees and/or assume certain expenses. Taking into effect this agreement, Management Fees and Total Portfolio Other Expenses were .26% and .71%, respectively.



(11) The expense figures shown are for fiscal year ended December 31, 1999. Taking into effect certain fee waivers or reductions from the Portfolios' investment adviser and its affiliates, Management Fees and Total Portfolio Other Expenses for the Portfolios for the fiscal year ended December 31, 1999 were: 0.00%, and 1.40%, respectively, for the Emerging Markets Portfolio; and 1.07% and 0.33%, respectively, for the Global Post-Venture Capital Portfolio. Fee waivers and expense reimbursements may be discontinued at any time. The Total Portfolio Annual Expense (Net) figures set forth in the table above reflect the effect of the fee waiver and expense reduction arrangements described above.


                 PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS

APPLICATION FOR A POLICY

     You may apply to purchase a Policy by submitting a written application to us through one of our authorized agents. We will issue Policies to insure people who are 90 years of age or younger. When you apply for a Policy, we will require you to submit evidence of insurability satisfactory to us. If we do not issue a Policy to you, we will return your Premium to you.

     In general, we will deliver your Policy only when (1) we have received your initial Premium and (2) we have determined that your application meets our underwriting requirements. If you are paying Premium from more than one source, we will not issue your Policy until all Premium has been received. The Effective Date will be the effective date of insurance coverage under your Policy. We use the Effective Date to determine Policy Anniversaries, Policy Years, and Deduction Days. The Effective Date usually will be the date when we have received your initial Premium, after satisfaction of the applicable underwriting requirements.

     We will not accept your initial Premium with your application if it exceeds our then-current limit. In other cases, you may choose to pay the initial Premium with your application. If you did not submit your initial Premium with your application, we will require you to pay your entire Premium before we place your insurance in force.

     Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements which are attached to this Prospectus or in endorsements to the Policy, as appropriate.


     SIMPLIFIED UNDERWRITING. Under our current underwriting rules, which we may change when and as we decide, proposed Insureds are eligible for simplified underwriting without a medical examination, if the application responses and requested initial Premium meet our simplified underwriting standards. Simplified underwriting is not available if the initial Premium exceeds the limits set in our simplified underwriting standards. For Survivorship Policies, simplified underwriting is available only when the proposed Insureds are husband and wife; both Insureds must meet our simplified underwriting requirements. Simplified underwriting limits may vary by state.


     STANDARD UNDERWRITING. If you are not eligible for simplified underwriting, we will process your application in accordance with our customary underwriting requirements. While your application is in underwriting, if you have paid your initial Premium we may provide you with temporary life insurance coverage in accordance with the terms of our temporary insurance agreement. Any temporary coverage may not exceed $500,000 plus the amount of your initial Premium. If you did not pay your Premium with your application, we will require you to pay your entire Premium before we place your insurance in force. If you pay Premium through more than one source, e.g., through the rollover of another policy, we will not place your Policy in force until all Premium has been received.

     If we approve your application, you will earn interest and/or investment return on your Premium from the Effective Date. We will also begin to deduct the Policy charges as of the Effective Date.


     If we reject your application, we will not issue you a Policy. We will return any Premium you have paid, adding interest as and at the rate required in your state. We will not subtract any Policy charges from the amount we refund to you.


PREMIUMS


     You must pay an initial Premium to purchase a Policy. You may choose a minimum initial Premium of 90% or 100% of the Guideline Single Premium for your Policy's initial Specified Amount. Your choice will affect your current cost of insurance charge. In addition, if you choose to pay 90%, your Policy will not include our No-Lapse Guarantee. Under either option, the minimum initial Premium is $10,000. We may waive or change this minimum.


     You may pay additional Premiums at any time and in any amount necessary to avoid termination of your Policy. In addition, we will accept any additional Premium at such time as it would not disqualify your Policy as a life insurance contract under the Tax Code. If you wish to repay Policy Debt (if any), you must send written instructions with your payment; otherwise, we will treat any payment received from you as additional Premium.

ALLOCATION OF PREMIUMS

     If you pay all or a portion of your initial Premium prior to the Issue Date, we will initially allocate your payment to our Fixed Account. If we approve your application, we will credit interest to that amount at an effective rate of not less than 3% annually for the period from the Effective Date to the Issue Date.


     On the Issue Date, if your state requires us to return your Premium if you cancel your Policy during the free-look period, we will initially allocate your initial Premium (and any interest) to the Kemper Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Cash Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions. The Trade Date will depend on the length of the free-look period. If the free-look period is ten days, the Trade Date will occur twenty days after the Issue Date. If the free-look period is longer, the Trade Date will occur a corresponding number of days later.


     In other states, on the Issue Date we will allocate your initial Premium according to your instructions, because the Trade Date will be the same as the Issue Date.

     You must specify your allocation percentages in your Policy application. The total allocation must equal 100%. We will allocate your subsequent Premiums in those proportions, until you give us new allocation instructions. You may change your allocation instructions orally or in writing. Your initial allocation to a Subaccount must equal at least $500. You may not allocate your Cash Value to more than 30 Subaccounts at one time. You may not allocate Premiums to the DCA Fixed Account after the initial Premium.


     We generally will allocate your additional Premiums to the Subaccounts as of the date your Premium is received in our Home Office. We may refuse to accept any Premium that would cause an increase in the Death Benefit, other than a reinstatement Premium. We will make all valuations in connection with the Policy, other than the initial Premium and other Premium payments requiring underwriting, on the date a Premium is received or your request for other action is received at our Home Office, if that date is a Valuation Date, or on the next succeeding Valuation Date.


CASH VALUE

     Your Cash Value on any Valuation Date is the sum of the value of your interest in the Subaccounts you have chosen, your Fixed Account Value (if any), plus your Loan Account Value (if any). Your Cash Value may increase or decrease daily to reflect the performance of the Subaccounts you have chosen, the addition of interest credited to the Loan Account and the Fixed Account, the addition of Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Cash Value.

     On the Effective Date, your Cash Value will equal the initial Premium less the Monthly Deduction for the first Policy Month.

     The Separate Account Value equals the sum of the Subaccount Values, each of which equals:

          a. The total value of your Accumulation Units in the Subaccount; plus

          b. Any Premium received and allocated to the Subaccount during the current Valuation Period; plus

          c. Any amount transferred to the Subaccount during the current Valuation Period; minus

          d. The pro-rata portion of any Monthly Deduction charged to the Subaccount when the Valuation Period includes a Deduction Day; minus

          e. Any amount transferred from the Subaccount during the current Valuation Period; minus

          f. Any amount withdrawn from the Subaccount during the current Valuation Period; minus

          g. Any amount loaned from the Subaccount during the current Valuation Period.

ACCUMULATION UNIT VALUE

     The Accumulation Unit Value for each Subaccount will vary to reflect the investment experience of the corresponding Portfolio and the deduction of certain expenses. We will determine the Accumulation Unit Value for each Subaccount on each Valuation Date. A Subaccount's Accumulation Unit Value for a particular Valuation Date will equal the Subaccount's Accumulation Unit Value on the preceding Valuation Date multiplied by the Investment Experience Factor for that Subaccount for the Valuation Period then ended.

     The Investment Experience Factor for each Subaccount is (1) divided by (2) minus (3), where:

     (1) is the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the "ex-dividend" date occurs in that Valuation Period; plus or minus (c) a credit or charge for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the corresponding Portfolio at the end of the last prior Valuation Period; and

     (3) is the factor representing the Mortality and Expense Risk Charge.


     You should refer to the prospectuses for the Portfolios which accompany this Prospectus for a description of how the assets of each Portfolio are valued, since that determination directly affects the investment experience of the corresponding Subaccount and, therefore, your Cash Value.

TRANSFER OF CASH VALUE


     While the Policy is in force before the Maturity Date, you may transfer Cash Value among the Subaccounts in writing or by telephone. We currently do not charge a transfer fee. However, under the Policy we reserve the right to charge a fee of $25 for each transfer in excess of twelve per Policy Year, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing Programs. You may not transfer Cash Value to the DCA Fixed Account.


     The minimum amount that may be transferred from a single Subaccount is $100, or the remaining value in the Subaccount, if the value that would remain in the Subaccount after the transfer would be less than $500. We reserve the right to waive or change these minimums.


     As a general rule, we only make transfers on days when the New York Stock Exchange ("NYSE") is open for business. If we receive your request on one of those days, we will make the transfer that day. Otherwise, we will make the transfer on the first subsequent day on which the NYSE is open. Transfers pursuant to an Automatic Dollar Cost Averaging or Automatic Account Rebalancing program will be made at the intervals you have selected in accordance with the procedures and requirements we establish. We may suspend, modify, or terminate the transfer provisions.


TRANSFERS AUTHORIZED BY TELEPHONE

     You may make transfers by telephone, if you so advise us in writing on our authorized forms. The cut off time for telephone transfer requests is 3:00 p.m. Central time. Timely requests will be processed on that day at that day's price. If we receive your request after 3:00 p.m. Central time, we will process your request at the next day's price.

     We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

AUTOMATIC DOLLAR COST AVERAGING


     Under our Automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount monthly, quarterly, semiannually, or annually to the Subaccounts of your choice in accordance with the procedures and requirements we establish. The transfers will continue until you instruct us to stop, or until your chosen source of transfer payments is exhausted. The minimum Automatic Dollar Cost Averaging transfer is $100 per transfer. Upon early termination of your Automatic Dollar Cost Averaging program, we will allocate the remaining amount from your source account to the Subaccounts in accordance with your instructions in our files, unless you have given us new instructions.



     You may make Automatic Dollar Cost Averaging transfers from any Subaccount. At issue, you may choose to allocate some or all of your initial Premium to the Kemper Money Market II Subaccount or to the DCA Fixed Account, for purposes of participating in the Automatic Dollar Cost Averaging Program. Amounts allocated to the Kemper Money Market II Subaccount or the DCA Fixed Account must be transferred to other Subaccounts by the first Policy Anniversary.


     The Kemper Money Market II Subaccount invests in the Kemper Money Market Portfolio. However, the Mortality and Expense Risk Charge is not charged to this Subaccount.


     We offer two DCA Fixed Account options in connection with the Automatic Dollar Cost Averaging Program: a six-month option and a twelve-month option. Amounts designated for one of these options will be transferred to the Subaccounts within six months or twelve months of the Effective Date, as appropriate. Until they are transferred, they will accrue interest at the rate we declare. We may declare different rates for the six-month and the twelve-month options. In our discretion, we may change the DCA Fixed Account options that we offer under the Policy. For more information, see "The DCA Fixed Account".



     Your request to participate in this program will be effective when we receive your completed application at our Home Office. Call or write us for a copy of the application and additional information concerning the program. You may not use Automatic Dollar Cost Averaging and Automatic Account Rebalancing at the same time. We may change, terminate, limit or suspend Automatic Dollar Cost Averaging at any time.


     The theory of automatic dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount will purchase more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program; nor will it prevent or necessarily reduce losses in a declining market. Moreover, other investment programs may not work in concert with Automatic Dollar Cost Averaging. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Automatic Dollar Cost Averaging is being used.


AUTOMATIC ACCOUNT REBALANCING



     Automatic Account Rebalancing allows you to readjust the percentage of your Cash Value allocated to each Subaccount to maintain a pre-set level. Over time, the variations in each Subaccount's investment results will shift the balance of your Cash Value allocations. Under the Automatic Account Rebalancing feature, we periodically will transfer your Cash Value, including new Premiums (unless you specify otherwise), back to the percentages you specify in accordance with the procedures and requirements we establish. You may select the Subaccounts to include in an Automatic Account Rebalancing program.



     You may request Automatic Account Rebalancing when you apply for your Policy or by submitting a completed written request to us at our Home Office. You may not use Automatic Account Rebalancing and Automatic Dollar Cost Averaging at the same time. We may change, terminate, limit or suspend Automatic Account Rebalancing at any time. Please call or write us for a copy of the request form and additional information concerning Asset Automatic Rebalancing.



     Automatic Account Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Cash Value allocated to the better performing segments. Other investment programs may not work in concert with Automatic Account Rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Automatic Account Rebalancing is being used. We may change, terminate, limit or suspend Automatic Account Rebalancing at any time.


                               INVESTMENT OPTIONS

SEPARATE ACCOUNT INVESTMENTS: THE PORTFOLIOS.


     Each of the Subaccounts invests in the shares of one of the Portfolios. Each Portfolio is an open-end management investment company or a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). We briefly describe the Portfolios below. You should read the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.


     Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio have no effect on the investment performance of any other Portfolio.

     The Portfolios which currently are the permissible investments of the Separate Account under this Policy are the following registered investment companies or separate series thereof:


        - Kemper Variable Series



        - Scudder Variable Life Investment Fund (Class A Shares)



        - The Alger American Fund



        - The Dreyfus Socially Responsible Growth Fund, Inc.



        - Dreyfus Investment Portfolios



        - Warburg Pincus Trust


     The investment objectives of the Portfolios are briefly described below.


PORTFOLIOS OF KEMPER VARIABLE SERIES


     KEMPER AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation.

     KEMPER TECHNOLOGY GROWTH PORTFOLIO seeks growth of capital.


     KEMPER SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital.


     KEMPER SMALL CAP VALUE PORTFOLIO seeks long-term capital appreciation.


     KEMPER INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income.



     KEMPER NEW EUROPE (FORMERLY KEMPER INTERNATIONAL GROWTH AND INCOME) PORTFOLIO seeks long-term capital appreciation by investing in a portfolio consisting primarily of equity securities of European companies.


     KEMPER GLOBAL BLUE CHIP PORTFOLIO seeks long-term growth of capital.

     KEMPER GROWTH PORTFOLIO seeks maximum appreciation of capital.

     KEMPER CONTRARIAN VALUE PORTFOLIO seeks to achieve a high rate of total return.

     KEMPER BLUE CHIP PORTFOLIO seeks growth of capital and of income.

     KEMPER VALUE+GROWTH PORTFOLIO seeks growth of capital. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.


     KEMPER HORIZON 20+ PORTFOLIO, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.


     KEMPER TOTAL RETURN PORTFOLIO seeks high total return, a combination of income and capital appreciation.

     KEMPER HORIZON 10+ PORTFOLIO, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

     KEMPER HIGH YIELD PORTFOLIO seeks to provide a high level of current income.

     KEMPER HORIZON 5 PORTFOLIO, designed for investors with approximately a 5-year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.


     KEMPER STRATEGIC INCOME (FORMERLY KEMPER GLOBAL INCOME) PORTFOLIO seeks high current return.


     KEMPER INVESTMENT GRADE BOND PORTFOLIO seeks high current income.

     KEMPER GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital.

     KEMPER MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal. The Portfolio seeks to maintain a net asset value of $1.00 per share.


     KVS DREMAN FINANCIAL SERVICES PORTFOLIO seeks long-term capital appreciation.



     KVS DREMAN HIGH RETURN EQUITY PORTFOLIO seeks to achieve a high rate of total return.



     KVS INDEX 500 PORTFOLIO seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.*


     KVS FOCUSED LARGE CAP GROWTH PORTFOLIO seeks growth through long-term capital appreciation.

     KVS GROWTH OPPORTUNITIES PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

     KVS GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

PORTFOLIOS OF SCUDDER VARIABLE LIFE INVESTMENT FUND (CLASS A SHARES)

     SCUDDER VLIF GLOBAL DISCOVERY PORTFOLIO seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.


     SCUDDER VLIF GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital, current income and growth of income.


---------------

* "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Scudder Kemper Investments, Inc. The KVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio's Statement of Additional Information.

     SCUDDER VLIF INTERNATIONAL PORTFOLIO seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.



     SCUDDER VLIF CAPITAL GROWTH PORTFOLIO seeks to maximize long-term capital growth through a broad and flexible investment program.



     SCUDDER VLIF 21ST CENTURY GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.



PORTFOLIOS OF THE ALGER AMERICAN FUND


     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO seeks long-term capital appreciation.

     ALGER AMERICAN BALANCED PORTFOLIO seeks current income and long-term capital appreciation.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests primarily in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS INVESTMENT PORTFOLIOS


     DREYFUS I.P. MIDCAP STOCK PORTFOLIO seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index.


PORTFOLIOS OF WARBURG PINCUS TRUST

     WARBURG PINCUS EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing in equity securities of emerging markets.


     WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL (FORMERLY WARBURG PINCUS POST-VENTURE CAPITAL) PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.


     Not all Subaccounts may be available under your Policy. You should contact your representative for further information on the availability of the Subaccounts.


     Scudder Kemper Investments, Inc. ("Scudder Kemper") is the investment manager for the twenty-six available Portfolios of Kemper Variable Series and the five available Portfolios of Scudder Variable Life Investment Fund.



     Scudder Investments (U.K.) Limited ("Scudder U.K."), an affiliate of Scudder Kemper, is the sub-adviser for the Kemper International Portfolio. Under the terms of the Sub-Advisory Agreement with Scudder Kemper, Scudder U.K. renders investment advisory and management services for that portion of this Portfolio's assets that Scudder Kemper from time to time allocates to Scudder U.K. for management, including services related to foreign securities, foreign currency transactions, and related investments.



     Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the KVS Dreman High Return Equity and KVS Dreman Financial Services Portfolios. Under the terms of the Sub-Advisory Agreement between Scudder Kemper and DVM for each Portfolio, DVM manages the investment and reinvestment of each Portfolio's assets in accordance with its investment objectives, policies and limitations and subject to the supervision of Scudder Kemper and the Board of Trustees.



     Bankers Trust Company ("Bankers") serves as sub-adviser for the KVS Index 500 Portfolio. Under the terms of the Sub-Advisory Agreement between Scudder Kemper and Bankers, Bankers will handle day-to-day investment and trading functions for the Portfolio under the guidance of Scudder Kemper.


     Eagle Asset Management, Inc. ("Eagle") is the sub-adviser for the KVS Focused Large Cap Growth Portfolio. Under the terms of a Sub-Advisory Agreement with Scudder Kemper, Eagle will handle day-to-day investment and trading functions for the KVS Focused Large Cap Growth Portfolio under the guidance of Scudder Kemper.

     Janus Capital Corporation ("Janus") serves as the sub-adviser for the KVS Growth And Income Portfolio and the KVS Growth Opportunities Portfolio. Under the terms of Sub-Advisory Agreements with Scudder Kemper, Janus will handle day-to-day investment and trading functions for the KVS Growth And Income Portfolio and the KVS Growth Opportunities Portfolio under the guidance of Scudder Kemper.

     Fred Alger Management, Inc. serves as the investment adviser for the Alger American Leveraged AllCap Portfolio and the Alger American Balanced Portfolio.


     The Dreyfus Corporation is the investment adviser for The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus I.P. Midcap Stock Portfolio. NCM Capital Management Group, Inc. serves as the sub-adviser for The Dreyfus Socially Responsible Growth Fund, Inc.



     Credit Suisse Asset Management, LLC is the investment adviser for the two available Portfolios of the Warburg Pincus Trust. Abbott Capital Management LLC serves as sub-adviser for the private-equity portfolio portion of the Warburg Pincus Global Post-Venture Capital Portfolio.



     We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. YOU SHOULD CAREFULLY REVIEW THE PORTFOLIOS' PROSPECTUSES BEFORE ALLOCATING AMOUNTS TO THE SUBACCOUNTS.



     Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses of the Portfolios for further information.


     We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the Premiums you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.


     Some of the Portfolios have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.


     Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity policies. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the attendant expenses.

VOTING RIGHTS

     As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Cash Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

     As a general rule, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

     If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Owners.

We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Owners.

     We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.


     In addition, we may disregard voting instructions given by Owners with respect to proposed changes in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.



     This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from Owners, and we may choose to do so.


ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES

     If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution will comply with the requirements of the 1940 Act.

     We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

          (a) to operate the Separate Account in any form permitted by law;

          (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;


          (c) to transfer assets from one Subaccount to another, or from any Subaccount to our general account;


          (d) to add, combine, or remove Subaccounts in the Separate Account;


          (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, as described in "Charges and Deductions--Separate Account Charges" below; and


          (f) to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

     If we deem it to be in the best interests of persons having voting interest under the Policies, the Separate Account may be (a) operated as a management company under the 1940 Act, (b) deregistered under the 1940 Act if such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may also transfer assets of the Separate Account to another separate account, or to our General Account.

     If we take any of these actions, we will comply with the then applicable legal requirements.

THE DCA FIXED ACCOUNT


     THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST IN THE FIXED ACCOUNT IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SEC. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.



     You may allocate part or all of your initial Premium to the DCA Fixed Account, to be transferred subsequently to the Subaccounts under our Automatic Dollar Cost Averaging program. In addition, we allocate your initial Premium to our Fixed Account for the period prior to the Issue Date, if you pay all or a portion of your initial Premium prior to the Issue Date. No other Fixed Account option currently is available under the Policy. We reserve the right to discontinue offering or to offer additional Fixed Account options under the Policy, in accordance with applicable law.



     The interest rate credited to amounts allocated to the Fixed Account, including the DCA Fixed Account, will be shown in your Policy. We may change the rate credited to new Policies at any time in our discretion. We set interest rates in accordance with then current market conditions and other factors.


     Amounts allocated to the Fixed Account become part of the general account of KILICO. KILICO invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT


     While your Policy is in force, we will pay the Death Benefit proceeds upon the death of the Insured or, if your Policy is a Survivorship Policy, upon the death of the second Insured to die. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or, if none survives, to contingent Beneficiary(ies). We will pay the Death Benefit proceeds in a lump sum or apply them under the Policy's settlement options, which are described in "Settlement Option Payments".



     The Death Benefit proceeds payable to the Beneficiary equal the Death Benefit, less any Policy Debt and less any due and unpaid charges. We will determine the amount of the Death Benefit proceeds as of the end of the Valuation Period following the date of death of the Insured (or second Insured). We must receive due proof of death within 60 days after the death of an Insured, or as soon thereafter as reasonably possible. We usually will pay the Death Benefit proceeds within seven days after we have received all required documentation. Payment may be postponed in certain circumstances. See "Postponement of Payments".


     The Death Benefit generally is the greater of: (1) the Specified Amount; or
(2) the Cash Value at the date of death multiplied by a factor from the table of death benefit factors. The death benefit factors in the table reflect the "corridor percentages" for the guideline premium test under the Tax Code.


     We set the death benefit factors so as to ensure that Policies will qualify for favorable tax treatment. The death benefit factors vary according to the age of the Insured. Under this formula, an increase in Cash Value due to favorable investment experience may increase the Death Benefit above the Specified Amount, and a decrease in Cash Value due to unfavorable investment experience may reduce the Death Benefit (but not below the Specified Amount). However, as explained in "No-Lapse Guarantee and Grace Period" and "Termination" below, if your Policy's Net Surrender Value is insufficient to cover a Monthly Deduction when due, the Death Benefit may be reduced to equal your total Premium payments (less any prior withdrawals of Premium) or, if you have any outstanding Policy Debt, your Policy may lapse.


EXAMPLES:

                                                              EXAMPLE A   EXAMPLE B
                                                              ---------   ---------
Specified Amount............................................  $100,000    $100,000
Insured's Age...............................................        60          60
Cash Value on Date of Death.................................  $ 80,000    $ 50,000
Applicable Death Benefit Factors............................       130%        130%
Death Benefit...............................................  $104,000    $100,000


     In Example A, the Death Benefit equals $104,000, i.e., the greater of $100,000 (the Specified Amount) and $104,000 (the Cash Value at the date of death of $80,000, multiplied by the corridor percentage of 130%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.


     In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $65,000 (the Cash Value of $50,000 multiplied by the corridor percentage of 130%).


     As explained in more detail in "Federal Tax Considerations", we have structured the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Tax Code. As a result, the Death Benefit ordinarily will be excluded from the gross income of the Beneficiary, and any growth in the Cash Value of the Policy will not be taxable until distributed. However, because the Policy generally will be treated as a modified endowment contract for tax purposes, withdrawals and Policy Debt will be treated as coming first from any gain under your Policy, and then as a return of Premium. The income portion of the distribution is includable in your taxable income. In addition, a ten percent federal penalty tax may apply to the taxable portion of the distributions received before age 59 1/2. For advice about the tax consequences of purchasing a Policy or your specific circumstances, please consult your tax adviser.

ACCELERATED DEATH BENEFIT RIDER

     You may request payment of a portion of the Death Benefit as an Accelerated Death Benefit if the Insured becomes terminally ill. You generally may request an Accelerated Death Benefit of up to the lesser of 50% of the existing Death Benefit or $250,000. Before we pay your Accelerated Death Benefit, we will deduct a $150 administrative fee and an amount sufficient to repay any outstanding Policy Debt. In approved states, the Accelerated Death Benefit Rider will be issued with all Policies at no extra Premium.

     If you request an Accelerated Death Benefit, the balance of the Death Benefit is payable upon the Insured's death. We will reduce the Death Benefit payment by the amount previously paid, increased to reflect the early payment of a portion of the Death Benefit under this Rider. You may request an Accelerated Death Benefit only once. Under Survivorship Policies, the Accelerated Death Benefit may not be requested until after the death of one of the Insureds. The total Accelerated Death Benefits available under all life insurance policies issued to you by us or our affiliates is $250,000.


     In general, the tax treatment of accelerated death benefits is the same as the tax treatment of the Death Benefit, as described in "Federal Tax Considerations". Please consult your tax adviser for more information.


POLICY LOANS


     While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 90% of the Surrender Value of your Policy as of the end of the Valuation Period in which we receive your loan request. Any outstanding Policy Debt will count against that limit. Thus, for example, if the Surrender Value of your Policy was $100,000 and you already had $50,000 in Policy Debt outstanding, you could borrow an additional $40,000 ($100,000 X 90% - $50,000). The minimum loan amount is $1,000. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.



     YOU MAY REALIZE TAXABLE INCOME WHEN YOU TAKE A POLICY LOAN. In most instances, a Policy is treated as a "modified endowment contract" for federal tax purposes. As a result, Policy Loans are treated as withdrawals for tax purposes, and the amount of the loan equal to any increase in your Cash Value may be treated as taxable income to you. In addition, you may also incur an additional ten percent federal penalty tax. You should also be aware that interest on Policy Loans is generally not tax deductible. On the other hand, although a Policy Loan is treated as a withdrawal for tax purposes, it is treated differently for Policy purposes. For example, under the Policy, a Policy Loan, unlike a partial withdrawal, does not reduce the Specified Amount. Accordingly, before you take a Policy Loan, you should consult your tax adviser and carefully consider the potential impact of a Policy Loan on your rights and benefits under the Policy.


     While the Policy remains in force, you may repay a Policy Loan in whole or in part without any penalty at any time while the Insured is living.

     The loan interest rate on all Policy Loans will be 5.50% per year compounded daily. Interest not paid will be charged on a daily basis and will be added to the Policy Debt on this Policy and bear interest at the same rate.


     When we make a Policy Loan to you, an amount equal to the Loan will be transferred from the Subaccounts to the Loan Account until the loan is repaid. Unless you instruct us otherwise, the amount of the Loan will be deducted pro rata from the Subaccounts and DCA Fixed Account based on their relative Subaccount Values or DCA Fixed Account Values under your Policy. As explained in "No-Lapse Guarantee and Grace Period" below, if the Policy Debt outstanding under your Policy should ever equal or exceed the Net Surrender Value, your Policy will enter the grace period and may terminate if you do not pay sufficient additional Premium. We reserve the right to not permit you to borrow Cash Value derived from Premium paid in the form of a check or draft for up to 30 days after we deposit that check or draft.


     We will credit interest at an annual rate of 3.50% to your Loan Account Value that is not attributable to "Preferred Loans." As to any Loan Account Value attributable to "Preferred Loans", we currently credit interest at an annual rate of 5.50%. We may change that rate, but we will never reduce it to less than 3.5% annually. We will classify as "Preferred Loans" the portion of your total Loan Account Value equal to the difference between your Policy's Cash Value minus total Premiums paid (net of all prior withdrawals of Premium). If you purchase your Policy in exchange for a policy with another insurance company, we will accept up to 50% of the Cash Value as a rollover loan. We will treat as a Preferred Loan the portion of the rollover loan equal to the cash value of your old policy, minus the total premiums paid under your old policy, plus any withdrawal of premiums under your old policy prior to the exchange.

     A Policy Loan, whether or not repaid, will have a permanent effect on the Cash Value because the investment results of each Subaccount will apply only to the amounts remaining in those Subaccounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts earn more than the annual interest rate for amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would if you had not taken a Policy Loan. If the Subaccounts earn less than that rate, then your Cash Value will be greater than it would have been if you had not taken a Policy Loan. Also, if you do not repay a Policy Loan, your Policy Debt will be subtracted from the Death Benefit and Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE POLICY

     While your Policy is in force, you may fully surrender your Policy. Upon surrender, we will pay you the Net Surrender Value determined as of the day we receive your written request at our Home Office. Your Policy will terminate on the day we receive your written request. We may require that you give us your Policy document before we pay you the surrender proceeds. Before we pay a full surrender, you must provide us with tax withholding information.


     The Net Surrender Value equals the Cash Value less any applicable Withdrawal Charge, less any outstanding Policy Debt. We also will deduct the $30 Records Maintenance Charge, if it would otherwise be due at the end of the current Policy Year. We will determine the Net Surrender Value as of the end of the Valuation Period during which we received your request for surrender. We generally will pay you the surrender proceeds of the Policy within seven days of our receiving your complete written request or on the effective surrender date you have requested, whichever is later. The determination of the Withdrawal Charge is described in "Withdrawal Charge".



     You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Option Payments". The tax consequences of surrendering the Policy are discussed in "Federal Tax Considerations".


PARTIAL WITHDRAWALS


     You may receive a portion of the Surrender Value of your Policy by making a partial withdrawal from your Policy. Your request may be by telephone or in writing. If you request a partial withdrawal by telephone, however, the amount withdrawn may not exceed our limit, which currently is $10,000; larger requests must be in writing. All partial withdrawals requested by telephone will be sent only to the address of record of the Owner. Your request, whether written or telephonic, will be effective on the date we receive it at our Home Office, provided we receive it before 3:00 p.m. Central time. If we are not provided with tax withholding information, we will withhold taxes from the amount withdrawn at the rate required by law. We reserve the right to change the terms of telephonic withdrawals, including our limit, at any time.



     When you request a partial withdrawal, we will pay you the amount requested and subtract the amount requested plus any applicable Withdrawal Charge from your Cash Value. We may waive the Withdrawal Charge on some or all of your partial withdrawal. The determination of the Withdrawal Charge is described in "Withdrawal Charge".



     You may specify how much of your partial withdrawal you wish taken from each Subaccount and the DCA Fixed Account. The amount requested from a specific option may not exceed the value of that option less any applicable Withdrawal Charge. If you do not specify the option from which you wish to take your partial withdrawal, we will take it pro rata from the Subaccounts and the DCA Fixed Account.


     You may take an unlimited number of partial withdrawals each Policy Year. The minimum withdrawal amount is $100 or the amount that remains in the Subaccount if less. The minimum balance in the Subaccount after the withdrawal is $500 unless the total Subaccount Value is withdrawn. If a partial withdrawal would reduce your Policy's Net Surrender Value below $5,000, we will treat your request as a request to surrender your Policy.

     When you take a partial withdrawal, your Specified Amount will decrease in proportion to the resulting reduction in Cash Value. We will notify you of the new Specified Amount. We will not permit a partial withdrawal that would reduce the Specified Amount below the minimum specified in your Policy.

     Partial withdrawals generally will be subject to income tax and may be subject to a ten percent federal penalty tax. The tax consequences of partial withdrawals are discussed in "Federal Tax Considerations".


SYSTEMATIC WITHDRAWALS


     You may enroll in our systematic withdrawal program by sending a completed enrollment form to our Home Office. You may choose between payout schedules of monthly, quarterly, semiannually or annually. You may specify the amount of the withdrawal, the day of the month for each scheduled payment, and the Fixed Account or the Subaccount(s) from which the withdrawal will be taken. You may start, stop, increase, or decrease payment at any time. The minimum withdrawal amount is $100.



     We will treat systematic withdrawals in the same way as other partial withdrawals in applying the Withdrawal Charge. In our discretion we may stop paying systematic withdrawals if your Cash Value falls below our current minimum. We reserve the right to modify or suspend the systematic withdrawal program. In our discretion, any change may apply to existing systematic plans. Write us at the address shown on the first page of this Prospectus or call us at
(800) 621-5001 for more information about our systematic withdrawal program.


SETTLEMENT OPTION PAYMENTS

     GENERAL. We will pay the Surrender Value or Death Benefit proceeds under the Policy in a lump sum or under one of the settlement options that we then offer. The option selected must result in a payment that is at least equal to our minimum payment, according to our rules, at the time the settlement option is chosen. If at any time the payments are less than the minimum payment, we have the right to increase the period between payments to quarterly, semi-annually, or annually so that the payment is at least equal to the minimum payment, or to make payment in one lump sum.

     The amount of the payments under a settlement option are based on:


          - the settlement option table specified in the Policy;


          - the selected settlement option; and

          - the investment performance of the selected Subaccount(s) (if variable payments are chosen).

     Under each settlement option, you and/or the payee may choose fixed payments or variable payments or a combination of the two, except that only fixed payments are available under Option 1. If fixed payments are chosen, the payee receives a fixed amount each month determined in accordance with the settlement option you have chosen. If variable payments are chosen, the payee receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected by the payee. The amount of each payment varies accordingly. If you do not provide instructions, we will initially apply your Separate Account Value to variable payments and any Fixed Account Value to fixed payments. The payee may change the Subaccounts or the relative weighting of the Subaccounts on which variable payments are based, or increase the portion of each payment that is a fixed payment, subject to certain limitations, as described below under "Settlement Option Payments--Transfers". BEFORE CHOOSING VARIABLE PAYMENTS, YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG THE SUBACCOUNTS FOR YOUR PERIODIC PAYMENTS IS THE ALTERNATIVE BEST SUITED TO YOUR NEEDS.


     You may request a settlement option by writing to us at our Home Office before the death of the Insured. If you change the Beneficiary, the existing choice of settlement option will become invalid and you may either notify us that you wish to continue the pre-existing choice of settlement option or select a new one. We will issue a supplementary contract reflecting the terms of the settlement option chosen. If payment is made as a Death Benefit distribution, the effective date of the supplementary agreement will be the date of death. Otherwise, you may choose the effective date.


     SETTLEMENT OPTIONS. The following settlement options are available under the Policy:

          OPTION 1--FIXED INSTALLMENT ANNUITY. We will make monthly payments for a fixed number of installments. Payments must be made for at least 5 years, but not more than 30 years.

          OPTION 2--LIFE ANNUITY. We will make monthly payments while the payee is alive. It is possible for the payee to receive only one payment if the payee dies before the second payment is due.


          OPTION 3--LIFE ANNUITY WITH INSTALLMENTS GUARANTEED. We will make monthly payments for a guaranteed period and thereafter while the payee is alive. The guaranteed period must be selected at the time the settlement option is chosen. The guaranteed periods available are 5, 10, 15, and 20 years.

          OPTION 4--JOINT AND SURVIVOR ANNUITY. We will pay the full monthly income while both payees are alive. Upon the death of either payee, we will continue to pay the surviving payee a percentage of the original monthly payment. The percentage payable to the surviving payee must be selected at the time the settlement option is chosen. The percentages available are 50%, 66 2/3%, 75%, and 100%. It is possible for the payees to receive only one payment if they both die before the second payment is due.



     OTHER OPTIONS. We may make other settlement options available. Payments are also available on a quarterly, semi-annual or annual basis.



     When the payee dies under Options 1 and 3, we will pay the commuted value of any unpaid installments in a lump sum to the estate of the payee, unless the supplementary agreement provides otherwise. We will determine the commuted amount based upon an interest rate of not less than 2.5%. You may not withdraw Cash Value once we begin making payments to you under any settlement option involving payments to the payee for life or any combination of payments for life and a minimum guaranteed payment period, such as Options 2, 3, and 4.


     AMOUNT OF PAYMENT. The amount applied to a settlement option will equal the Cash Value on the first day preceding the date when the first annuity payment is due, less any applicable Withdrawal Charge and Records Maintenance Charge. The remainder will be used to determine the fixed or variable payment in accordance with the appropriate Settlement Option Table.

     The amount of each fixed payment is determined by multiplying the amount applied to the settlement option by the appropriate settlement option rate. We will use a rate at least as high as the rate shown in the appropriate Settlement Option Table. These tables show the monthly payment for each $1,000 of Cash Value allocated to fixed payments. The amount of each subsequent fixed payment does not change regardless of investment, mortality or expense experience.


     The amount of the first variable payment also is determined from the Settlement Option Tables, based on the Cash Value allocated to variable payments. Subsequent variable payments are determined by multiplying the number of Annuity Units in each Subaccount chosen by the payee times the Annuity Unit Value of each such Subaccount at the end of the Valuation Period that includes the date on which each variable payment is made. The first variable payment is divided by the Annuity Unit Value as of the Annuity Date to establish the number of Annuity Units representing each variable payment. We determine the number of Annuity Units separately for each Subaccount on which variable payments are based. This number does not change, unless the payee makes a transfer as described in "Settlement Option Payments--Transfers" below.



     The guaranteed monthly payments shown in the Settlement Option Tables are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a", an individual mortality table developed by the Society of Actuaries, projected using Projection Scale G. Interest under a settlement option begins to accrue on the effective date of the supplementary agreement. If the effective date determined as described above would be the 29th, 30th or 31st day of a month, the 28th day of that month will be deemed the effective date.


     TRANSFERS. While variable payments are being made under a settlement option, the payee may request, in writing, to change the Subaccounts or the relative weighting of the Subaccounts on which variable payments are based, or the relative proportions of variable and fixed payments. These changes may be effected by transferring Annuity Unit Value from one Subaccount to another or to fixed payments, or by making transfers from fixed payments to the Subaccounts. This type of transfer is subject to the following limitations:


          - The payee may make only one transfer during each twelve month period beginning on the date of the first annuity payment and each anniversary of that date.


          - We must receive the payee's written request at least 30 days before the effective date of the transfer.

          - Each transfer must consist of at least $1,000 of Annuity Unit Value or annuity reserve value. After the transfer, at least $1,000 of Annuity Unit Value or annuity reserve value must remain in the account from which the transfer was made, unless the entire amount is transferred.

          - After the transfer, the payee's variable payments may not be based on more than three Subaccounts.

     We will execute transfers using values as of the end of the Valuation Period preceding the effective date of the transfer. Transfers among the Subaccounts and transfers from fixed to variable payments will be effected at the Annuity Unit Value of the relevant Subaccounts. Transfers from variable to fixed payments will be based in part on the present value of the remaining payments under the chosen option, and will reflect the differences in the interest rates used to calculate fixed and variable payments. The method for calculating these transfers is described in more detail in the Policy. We may suspend, change or terminate the transfer privilege at any time.

     ANNUITY UNIT VALUE. Annuity Unit Value is determined independently for each Subaccount. Annuity Unit Value for any Valuation Period is:

          - Annuity Unit Value for the immediately preceding Valuation Period; times

          - the net investment factor for the current Valuation Period; times


          - an interest factor of .99993235 per calendar day of the current Valuation Period in order to offset the effect of the assumed rate of 2.50% per year used in the Policy's Settlement Option Tables.


     The net investment factor for a Subaccount for any Valuation Period is:


          (1) the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period; plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the "ex-dividend" date occurs in that Valuation Period; plus or minus (c) a credit or charge for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Subaccount; divided by



          (2) the net asset value per share of the corresponding Portfolio at the end of the last prior Valuation Period.



     A 2.50% per annum rate of investment earnings is assumed by the Policy's Settlement Option Tables. Under the formula for determining Annuity Unit Value, if the actual net investment earnings rate on the selected Subaccounts exceeds 2.50% per annum, variable payments increase accordingly. Conversely, if the actual earnings rate is less than 2.50% per annum, variable payments decrease.


     ANNUITY RESERVE VALUE. Annuity reserve value is used in calculating transfers from variable payments to fixed payments. Annuity reserve value equals:


          (1) the number of Annuity Units transferred from a Subaccount; times


          (2) the Annuity Unit Value for that Subaccount; times

          (3) the present value of $1.00 per payment period using the attained age of the payee(s) and any remaining unpaid guaranteed payments at the time of the transfer.


NO-LAPSE GUARANTEE AND GRACE PERIOD



     Under our No-Lapse Guarantee, we guarantee that your Policy will remain in force regardless of changes in the Net Surrender Value, provided you have no outstanding Policy Debt. If the Net Surrender Value of your Policy is less than the Monthly Deduction for the next month, your Policy will enter the Grace Period. The Grace Period lasts 61 days. If the Insured dies during the Grace Period, the Death Benefit will be the amount determined as described in "Death Benefit", less any due and unpaid Monthly Deduction or other charge.


     During the Grace Period, you may pay additional Premium or loan repayment without evidence of insurability to keep your Policy in force. Your payment must equal at least three Monthly Deductions. No payment is required, however. This Grace Period will begin on the day we mail notice of the Grace Period to your last known address.


     If the No-Lapse Guarantee is in effect under your Policy and you do not pay sufficient additional Premium or loan repayment, your Policy will remain in force, but the amount paid upon death of the Insured after the Grace Period will be limited to the return of Premium paid (less any prior withdrawals of Premium). You may restore the Specified Amount, however, by complying with the reinstatement provisions. The No-Lapse Guarantee applies to your Policy unless:
(a) you paid 90% of the Guideline Single Premium for your Policy or (b) your Policy has outstanding Policy Debt.



     If the No-Lapse Guarantee does not apply to your Policy and the Net Surrender Value of your Policy is less than the Monthly Deduction for the next month, your Policy also will enter the Grace Period, as described above. However, if you do not make the required payment, your coverage will terminate at the end of the Grace Period. You may reinstate your coverage by complying with the reinstatement provisions.


TERMINATION

     The Policy will terminate and life insurance coverage will end when one of the following events first occurs:

          (a) you surrender your Policy;

          (b) the Insured dies or, for Survivorship Policies, the Surviving Insured dies;

          (c) the Policy matures;



          (d) the Grace Period ends and there is Policy Debt outstanding; or



          (e) the Grace Period ends and you paid 90% of the Guideline Single Premium for your Policy.


MATURITY BENEFIT AND EXTENDED MATURITY


     In certain states, if the Insured is still living and your Policy is in force on the Maturity Date, we will pay you a Maturity Benefit. The Maturity Benefit will equal the Net Surrender Value on the Maturity Date. The Maturity Date is the Policy Anniversary nearest the Insured's 100th birthday. For Survivorship Policies, the Maturity Date is the Policy Anniversary nearest the younger Insured's 100th birthday.



     In states where approved, the Extended Maturity Rider will be issued with all Policies at no extra Premium. Under this Rider, you may choose from year to year to extend the Maturity Date for one year intervals. During the extension period, you may not take partial withdrawals or additional Policy Loans and the Death Benefit is the Cash Value. In addition, during the extension period, we will not charge the cost of insurance charge. We will, however, continue to charge other charges under your Policy, including the Mortality and Expense Risk Charge, even though there no longer will be a mortality risk under your Policy. We will continue to impose this charge because this charge reflects our expectations to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extended Maturity Riders.



     All other riders still active end at the Policy Anniversary nearest the Insured's 100th birthday (or, for Survivorship Policies, at the Policy Anniversary nearest the younger Insured's 100th birthday). The tax treatment of the Maturity Benefit and the Extended Maturity Rider is discussed in "Treatment of Maturity Benefits and Extension of Maturity Date".


REINSTATEMENT


     If your coverage has been reduced pursuant to our No-Lapse Guarantee or has lapsed due to insufficient Cash Value (see "No-Lapse Guarantee and Grace Period" above), you may reinstate coverage by complying with the conditions described below. After reinstatement, your Policy will be in force and the minimum Death Benefit will equal the Specified Amount in effect before your coverage was reduced or lapsed. To reinstate your Policy, you must apply to us within three years of the end of the most recent Grace Period and meet the following conditions:


          (1) Provide evidence of insurability satisfactory to us;

          (2) Pay the unpaid Monthly Deductions due during the expired Grace Period;

          (3) Pay at least sufficient additional Premium to keep your Policy in force for three months; and

          (4) Pay or reinstate any Policy Debt that existed at the date of lapse.

     The effective date of reinstatement of a Policy will be the Deduction Day that coincides with or next follows the date on which we approve your application for reinstatement. You may not reinstate a Policy that has been surrendered. Under Survivorship Policies, if one of the Lives Insured dies during the lapse, upon payment of the reinstatement Premium the Policy will be reissued as a single life permanent policy.

     The suicide and incontestability provisions will apply from the effective date of reinstatement.

CANCELLATION (FREE-LOOK PERIOD)


     In many states, you may cancel your Policy by returning it to us within ten days after you receive it. In some states, however, this free-look period may be longer, as provided by state law. If you return your Policy, the Policy terminates and we will pay you your Cash Value or, in some states, an amount equal to your Premium (less any Policy Debt). We will pay the refund within seven days of receiving your request. No Withdrawal Charge is imposed upon return of a Policy within the free-look period. This free-look right may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Accordingly, you should refer to your Policy for specific information about your circumstances.

POSTPONEMENT OF PAYMENTS

     We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We ordinarily will pay any amount attributable to Separate Account Value within seven days, except:


          (1) whenever the NYSE is closed (other than customary weekend and holiday closings);



          (2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or


          (3) at any other time permitted by the SEC for your protection.


     We may delay payment of partial or full withdrawals from the DCA Fixed Account for up to six months from the date we receive your written withdrawal request. We may also defer payment of any Death Benefit in excess of the Specified Amount for up to six months from the date requested if those benefits are based upon Policy values that do not depend on the investment performance of the Separate Account.

                             CHARGES AND DEDUCTIONS


     We assess charges and deductions under the Policies against the Subaccounts and the Cash Value. Additional deductions and expenses are paid out of the Portfolios' assets, as described in the prospectuses of the Portfolios.


SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE. On each Valuation Date, we will deduct a charge from each Subaccount at an annual rate of 0.90% of average daily net assets for mortality and expense risks we assume.


     The mortality risk assumed in relation to the Policy includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims and the risks under the No-Lapse Guarantee. We also assume a risk that, on the Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the Administration Charges set in the Policy.


     RESERVE FOR TAXES. We currently are not maintaining a provision for taxes attributable to the operations of the Separate Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). In the future, however, we may make such a charge. Charges for other taxes, if any, attributable to the Separate Account or to this class of Policies may also be made.

MONTHLY DEDUCTION

     On the Effective Date and on each monthly Deduction Day we will take a Monthly Deduction from your Cash Value. The Monthly Deduction equals the sum of the following:

          (1) The monthly cost of insurance charge for the Policy; plus

          (2) The monthly charge for any riders; plus

          (3) The Administration Charge; plus

          (4) The Tax Charge.

     On each Policy Anniversary, we also will deduct the Records Maintenance Charge, if your Policy's Cash Value was less than $50,000 on the previous Policy Anniversary.

     COST OF INSURANCE CHARGE. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured(s). The current cost of insurance charge differs based on whether you paid 90% or 100% of the Guideline Single Premium at issue. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the mortality table guaranteed in the Policy. If your initial Premium exceeds $500,000, your cost of insurance charge may be lower.

     The current monthly cost of insurance charge is the lesser of:

          (a) the applicable current asset-based cost of insurance rate times the Cash Value on the Deduction Day; or

          (b) the applicable guaranteed cost of insurance rate multiplied by the net amount at risk on the Deduction Day.


     If your initial Premium is no greater than $500,000 and you paid 100% of the Guideline Single Premium, our current asset-based cost of insurance rate for the Single Life Policies for the Standard Rating Class (NT) is 0.55% annually of Cash Value for Policy Years 1-10, and 0.25% annually of Cash Value thereafter. Our current asset-based cost of insurance rate for Survivorship Policies, when both Insureds are in the Standard Rating Class (NT), is 0.45% annually of Cash Value for Policy Years 1-10, and 0.20% annually of Cash Value thereafter.



     If your initial Premium is greater than $500,000 and you paid 100% of the Guideline Single Premium, our current asset-based cost of insurance rate for the Single Life Policies for the Standard Rating Class (NT) is 0.25% annually of Cash Value for Policy Years 1-10, and 0.10% annually of Cash Value thereafter. Our current asset-based cost of insurance rate for Survivorship Policies, when both Insureds are in the Standard Rating Class (NT), is 0.20% annually of Cash Value for Policy Years 1-10, and 0.10% annually of Cash Value thereafter.


     If you paid 90% of the Guideline Single Premium, your current cost of insurance rates will be higher. In addition, rates for other classes may differ based on the type of Policy and the history of tobacco use of the

Insured(s). Your guaranteed cost of insurance rates are set forth in the mortality tables in your Policy. The net amount at risk is (a)-(b), where:

          (a) is the Death Benefit on the first day of the Policy Month; and


          (b) the Cash Value on that day before the deduction of the Monthly Deduction for the cost of insurance.


     Because your Cash Value and the net amount for which we are at risk under your Policy may vary monthly, your cost of insurance charge is likely to differ each month. In general, under these formulas, when your current monthly cost of insurance charge is determined using the asset-based rate, an increase in your Cash Value increases your current monthly cost of insurance charge, up to the guaranteed maximum cost of insurance charge determined as described above. Since that maximum charge is based on the net amount at risk, it declines as your Cash Value increases, unless an increase in Cash Value also would increase the Death Benefit under your Policy. Thus, if the asset-based charge would be higher than the guaranteed maximum charge, further increases in your Cash Value may reduce your current cost of insurance charge.


     The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates based on our expectations as to our future mortality experience and other factors. We may change our current asset-based cost of insurance charge, but we guarantee that we will never charge you a cost of insurance charge higher than the amount determined using the maximum guaranteed cost of insurance rates shown in the Policy. We base our cost of insurance rates on the sex, issue age, Policy Year, rating class, and history of tobacco use of the Insured. However, we issue unisex Policies in Montana. Our cost of insurance rates are based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table based on the Insured's sex, age last birthday, and history of tobacco use. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.



     TAX CHARGE. For the first ten Policy Years, on each Deduction Day, we charge a Tax Charge equal to an annual rate of 0.40% of the average monthly Cash Value. The Tax Charge covers a portion of our state premium tax expenses and certain federal income tax liability incurred as a result of the receipt of Premium.



     We expect to recover total premium tax expenses over the life of the Policies from the aggregate Tax Charges and the unamortized state premium tax charge portion of the Withdrawal Charge. However, the amount of premium taxes differs from state to state and some states have no premium tax. Accordingly, the amount of these charges paid under your Policy may be more or less than the premium taxes that we actually pay with respect to your Policy.



     ADMINISTRATION CHARGE. On each Deduction Day we will deduct the Administration Charge from Cash Value. This charge will equal an annual rate of 0.35% of average monthly Cash Value for the first ten Policy Years and 0.25% thereafter. This charge is intended to compensate us for certain administrative expenses related to the maintenance of the Policies, accounting and recordkeeping, and providing reports to Policy Owners.


     RECORDS MAINTENANCE CHARGE. We charge a Records Maintenance Charge of $30.00 per year on each Policy Anniversary. If you surrender your Policy during a Policy Year, we will deduct the full Records Maintenance Charge from your surrender proceeds. The Records Maintenance Charge is intended to compensate us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. We currently waive the Records Maintenance Charge on a Policy, if the Cash Value is at least $50,000 on the previous Policy Anniversary.

PORTFOLIO EXPENSES


     You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Cash Value. The Separate Account purchases shares of the Portfolios at net asset value. Each Portfolio's net asset value reflects investment advisory fees and administrative expenses already deducted from the Portfolio's assets. For a summary of current estimates of these charges and expenses, see the table of Portfolio Expenses above. For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Portfolios, which are available upon request.


     We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios.

WITHDRAWAL CHARGE

     If you surrender your Policy during the first nine Policy Years, we may subtract a Withdrawal Charge from the proceeds. The Withdrawal Charge will be calculated at the rate shown below. If you surrender your Policy, the Withdrawal Charge will equal a percentage of your initial Premium net of all previous withdrawal amounts on which you paid a Withdrawal Charge. The Withdrawal Charge consists of two components: a surrender charge and an unamortized state premium tax charge.

     The rate used to determine the Withdrawal Charge depends on the year the withdrawal is made. The Withdrawal Charge declines to zero percent after the ninth Policy Year. The Withdrawal Charge is assessed at the following rates:


                                            UNAMORTIZED
     POLICY YEAR                            PREMIUM TAX    TOTAL WITHDRAWAL
     SINCE ISSUE        SURRENDER CHARGE      CHARGE            CHARGE
     -----------        ----------------    -----------    ----------------
          1                   7.75%            2.25%            10.00%
          2                   7.75%            2.00%             9.75%
          3                   7.50%            1.75%             9.25%
          4                   6.50%            1.50%             8.00%
          5                   5.75%            1.25%             7.00%
          6                   5.00%            1.00%             6.00%
          7                   4.25%            0.75%             5.00%
          8                   3.50%            0.50%             4.00%
          9                   2.75%            0.25%             3.00%
          9+                  0.00%            0.00%             0.00%


     We may also charge a Withdrawal Charge on partial withdrawals. The Withdrawal Charge will apply to any partial withdrawal in a given Policy Year in excess of the free withdrawal amount described below.

     Additional Premiums do not increase the amount of Withdrawal Charge you may be required to pay. Only your initial Premium is used in our formula for calculating Withdrawal Charges.

     The Withdrawal Charge is imposed to cover a portion of our actual premium tax expenses and sales expenses, which include agents' sales commissions and other sales and distribution expenses. The Unamortized Premium Tax Charge, together with a portion of the monthly Tax Charge, is intended to recover our state premium tax expenses. We also expect to recover total sales expenses of the Policies over the life of the Policies. However, to the extent distribution costs are not recovered by the Withdrawal Charge, we may make up any shortfall from the assets of our General Account, which includes funds derived from the Mortality and Expense Risk Charge and other fees and charges under the Policies.

FREE WITHDRAWAL AMOUNT AND WAIVER OF WITHDRAWAL CHARGE

     The free withdrawal amount in a Policy Year equals the greater of:

          (a) 100% of Policy earnings not previously withdrawn; or

          (b) 10% of the Cash Value, less any prior free withdrawals since the beginning of that Policy Year.


     NURSING CARE WAIVER OF WITHDRAWAL CHARGE. We will waive the Withdrawal Charge if the Owner is confined to a skilled health care facility for at least 30 consecutive days. We also will waive the Withdrawal Charge after the Owner has been released from the facility, if your request is made within 30 days of release. This waiver is described in more detail in the Policy.



     DISABILITY WAIVER. We will waive the Withdrawal Charge if the Owner becomes disabled after the Policy is issued and before attaining age 65 according to the following Social Security Administration definition:



        "Inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months."


     This waiver is described in more detail in the Policy.

TRANSFER FEE


     The Policy permits us to charge a transfer fee of $25 per transfer, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing programs, on each transfer after the first twelve transfers in each Policy Year. We currently do not charge a transfer fee on any transfer. We reserve the right to begin to charge the transfer fee in the future.


REDUCTION OF CHARGES


     We may reduce certain charges and credit additional amounts in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our Policy Owners, sales to employees or clients of members of the Kemper group of companies, or employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with Investors Brokerage Services, Inc., the distributor of the Policies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not unfairly discriminate against any person, including the affected Policy Owners and owners of all other policies funded by the Separate Account.


                           GENERAL POLICY PROVISIONS

REPORTS TO OWNERS

     We will maintain all records relating to the Separate Account and the Subaccounts. At least annually we will send you a report which will include information such as Premiums received, interest credited, investment experience, and charges made since the last report. The report will also show the current Death Benefit and Cash Value, as well as any other information required by statute. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this additional report. We will tell you the current charge before we send you the report.


     In addition, we will send you the financial statements of the Portfolios and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy. Contact us promptly with any question.


LIMIT ON RIGHT TO CONTEST

     In the absence of fraud, we may not contest the insurance coverage under the Policy after the Policy has been in force for two years after the Issue Date while the Insured is alive. The two year incontestability period may vary in certain states to comply with the requirements of state insurance laws and regulations.

     If the Policy is reinstated, a new two year contestability period will apply from the issue date of the reinstatement and will apply only to statements made in the application for the reinstatement.

     In issuing a Policy, we rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. In the absence of fraud, we will not use any statement made in connection with the Policy application to void the Policy or to deny a claim, unless that statement is a part of the application or an amendment thereto.

SUICIDE

     If the Insured under a Single Life Policy dies by suicide, while sane or insane, within two years from the Issue Date, the Death Benefit proceeds will be limited to the Premiums paid less any partial withdrawals and Policy Debt.

     If the Insured dies by suicide, while sane or insane, within two years of any reinstatement, our total liability with respect to such reinstatement will be limited to the Premiums paid less any partial withdrawal and Policy Debt.


     If the first death under a Survivorship Policy is by suicide, within two years of the Issue Date or date of reinstatement, whether the Insured was sane or insane, we will reissue the Policy. The new Policy on the survivor will be a single life permanent policy which is available at the time of reissue. The suicide provision for the new Policy will be effective as of the original Issue Date.

     If the second death is by suicide, within two years from the Issue Date, whether the Insured is sane or insane, we will pay only the Premiums paid less any partial withdrawals and Policy Debt. If the second death occurs within two years after the date of reinstatement, our total liability with respect to such reinstatement will be limited to the Premiums paid less any partial withdrawals and Policy Debt.

MISSTATEMENT AS TO AGE AND SEX


     If the age and/or sex of the Insured is incorrectly stated in the application, the Death Benefit and all Policy values will be adjusted based on what the initial Premium would have purchased using the correct age and/or sex.


BENEFICIARY


     You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time while the Insured(s) is alive, except irrevocable Beneficiaries and irrevocable Contingent Beneficiaries may not be changed without their consent.


     You must request a change of Beneficiary in writing. We will provide a form to be signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary will take effect as of the date you signed the form after we acknowledge receipt in writing. Until we acknowledge receipt of your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.


     If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any revocable Beneficiary is subject to the interest of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the Owner or the Owner's estate.


ASSIGNMENT


     While the Insured(s) is alive, you may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment. An assignment may result in income tax and a ten percent federal penalty tax. You should consult your tax adviser before assigning your Policy.


CREDITOR'S CLAIMS

     To the extent permitted by law, no benefits payable under this Policy will be subject to the claims of your or the Beneficiary's creditors.

DIVIDENDS

     We will not pay any dividend under the Policy.

NOTICE AND ELECTIONS

     To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Home Office. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, requests and elections will be effective when received at our Home Office complete with all necessary information.

MODIFICATION

     We reserve the right to modify the Policy without your express consent, in the circumstances described in this Prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the Policy will be construed so as to comply with the requirements of Section 7702 of the Tax Code.

SURVIVORSHIP POLICIES

     We offer Policies on a single life and "last survivor" basis. The Survivorship Policy operates almost identically to the Single Life Policy. The primary difference is that the Survivorship Policy has two Insureds and the Death Benefit is paid only upon the death of the last surviving Insured. Other significant differences are:

          (1) the cost of insurance charge differs because we base it on the anticipated mortality of two Insureds and we do not pay the Death Benefit until both Insureds have died;


          (2) for a Survivorship Policy to qualify for simplified underwriting, the proposed Insureds must be husband and wife and both Insureds must meet our standards;


          (3) under a Survivorship Policy, provisions regarding incontestability, suicide, and misstatements of age or sex apply to each Insured; and


          (4) the Accelerated Death Benefit is only available upon the terminal illness of the surviving Insured, as this term is defined in the Policy.


                           FEDERAL TAX CONSIDERATIONS

     NOTE: The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the Policies. You bear the complete risk that the Policies may not be treated as "life insurance policies" under federal income tax laws.


     In addition, this discussion does not include a detailed description of the federal income tax consequences of the purchase of these Policies or any discussion of special tax rules that may apply to certain purchase situations. We also have not tried to consider any other possibly applicable state or other tax laws, for example, the federal estate or gift tax consequences of the Policies. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the Policy, as well as any other questions you may have concerning the tax status of the Policy or the possibility of changes in the tax law.


TAXATION OF KILICO AND THE SEPARATE ACCOUNT

     KILICO is taxed as a life insurance company under Subchapter L of the Tax Code. The operations of the Separate Account are taxed as part of the operations of KILICO. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies.

     Accordingly, we do not anticipate that KILICO will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). Therefore, we are not making any charge or provision for federal income taxes. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

     In several states we may incur state and local taxes on the operations of the Separate Account. We currently are not making any charge or provision for them against the Separate Account. We do, however, use part of the Policy charges to offset these taxes. If these taxes should be increased, we may make a charge or provision for them against the Subaccounts. If we do so, the investment results of the Subaccounts will be reduced.

TAX STATUS OF THE POLICY


     The Policy is structured to satisfy the definition of a life insurance policy under the Tax Code. The Death Benefit ordinarily will be fully excluded from the gross income of the Beneficiary. The Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. The Death Benefit will also be included in your estate if the Beneficiary is not your estate, but you retained incidents of ownership in the Policy. Examples of incidents of ownership include the right to change Beneficiaries, to assign the Policy or revoke an assignment, and to pledge the Policy or obtain a Policy Loan. If you own and are the Insured under a Policy and if you transfer all incidents of ownership in the Policy more than three years before your death, the Death Benefit will not be included in your gross estate. State and local estate and inheritance tax consequences may also apply.


     In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of individuals) two or more generations below that of the transferor may be subject to the federal generation-skipping transfer tax.

     In addition, you may use the Policy in various arrangements, including non-qualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax treatment of the proposed arrangement.


     DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Tax Code requires that the underlying assets of variable life insurance policies be diversified. The Tax Code provides that a variable life insurance policy will not be treated as a life insurance policy for federal income tax purposes for any period and any subsequent period for which the investments are not adequately diversified. If the Policy were disqualified for this reason, you would lose the tax deferral advantages of the Policy and would be subject to current federal income taxes on all earnings allocable to the Policy.

     The United States Treasury Department (the "Treasury Department") also has issued regulations that establish diversification requirements for the investment accounts underlying variable policies such as the Policies. These regulations amplify the diversification requirements set forth in the Tax Code and provide an alternative diversification test to the provision described above.

     These diversification standards are applied to each Subaccount by looking to the investments of the Portfolio underlying the Subaccount. One of our criteria in selecting the Portfolios is that their investment managers intend to manage them in compliance with these diversification requirements.


     OWNER CONTROL. In certain circumstances, variable life insurance owners will be considered the owners, for tax purposes, of separate account assets underlying their Policies. In those circumstances, they could be subject to taxation on the income and gains from the separate account assets.



     In published rulings, the Internal Revenue Service has stated that a variable insurance owner will be considered the owner of separate account assets, if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. When the diversification regulations were issued, the Treasury Department announced that in the future, it would provide guidance on the extent to which variable owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account. As of the date of this Prospectus, no such guidance has been issued. As a result, your right to allocate Cash Values among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account. We cannot predict when or whether the Treasury Department will issue that guidance or what position the Treasury Department will take. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect.


     The ownership rights under the Policy are similar in many respects to those described in IRS rulings in which the owners were not deemed to own the separate account assets. In some respects, however, they differ. For example, under the Policy you have many more investment options to choose from than were available under the policies involved in the published rulings, and you may be able to transfer Cash Value among the investment options more frequently than in the published rulings. Because of these differences, it is possible that you could be treated as the owner, for tax purposes, of the Portfolio shares underlying your Policy and therefore subject to taxation on the income and gains on those shares. Moreover, it is possible that the Treasury Department's position, when announced, may adversely affect the tax treatment of existing Policies. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner for tax purposes of the underlying assets. The remainder of this discussion assumes that the Policy will be treated as a life insurance policy for federal tax purposes.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS


     In general, the amount of the Death Benefit payable under a Policy is excludable from the beneficiary's gross income under the Tax Code. Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable.



     If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.


     ACCELERATED DEATH BENEFIT. In general, the tax treatment of an Accelerated Death Benefit is the same as the treatment of Death Benefits, as described above.

TAX DEFERRAL DURING ACCUMULATION PERIOD

     Under existing provisions of the Tax Code, except as described below, any increase in your Cash Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies. If you surrender your Policy, the Cash Value (less any annual Records Maintenance Charge paid upon surrender) will be includable in your income to the extent the amount received exceeds the "investment in the policy." The "investment in the policy" generally is the total Premiums and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

     CHARACTERIZATION OF A POLICY AS A MEC. In general, this Policy will constitute a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC, (2) no Premiums or other consideration (other than the exchanged policy) are paid into the Policy during the first 7 Policy Years, and (3) there is no withdrawal or reduction in the Death Benefit during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC if there is a later increase in benefits or any other "material change" of the Policy within the meaning of the tax law.


     TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER
MECS. Because your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premiums. Thus, you may realize taxable income upon a withdrawal if the Cash Value exceeds the investment in the Policy. You may also realize taxable income when you take a Policy Loan, because any loan (including unpaid loan interest) under the Policy will be treated as a withdrawal for tax purposes. In addition, if you assign or pledge any portion of the value of your Policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Cash Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a tax adviser.


     PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a federal penalty tax equal to ten percent of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law). Certain other exceptions to the ten percent federal penalty tax may apply.

     Payments under our systematic withdrawal program possibly may not qualify for the exception from federal penalty tax for "substantially equal periodic payments" which is described above. Accordingly, this Policy may be inappropriate for Owners who expect to take substantially equal periodic payments prior to age 59 1/2. You should consult a qualified tax adviser before entering into a systematic withdrawal plan.

     AGGREGATION OF POLICIES. All life insurance policies which are MECs and which are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income.

POLICIES WHICH ARE NOT MECS


     TAX TREATMENT OF WITHDRAWALS GENERALLY. If your Policy is not a MEC, the amount of any withdrawal from the Policy will be treated first as a non-taxable recovery of Premiums and then as income from the Policy. Thus, only the portion of a withdrawal that exceeds the investment in the Policy immediately before the withdrawal will be includable in taxable income.



     TAX TREATMENT OF LOANS. If your Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Cash Value. As a result, you will not realize taxable income on any part of the loan as long as the Policy remains in force. If you surrender your Policy, however, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Moreover, if any portion of your Policy Loan is a Preferred Loan described in "Policy Loans", it is unclear whether the Internal Revenue Service would consider some or all of your Policy Loan to be includable in your taxable income. Absent further guidance, we will treat all Policy Loans, including Preferred Loans, as indebtedness. Generally, you may not deduct interest paid on loans under the Policy, even if you use the loan proceeds in your trade or business.

SURVIVORSHIP POLICIES


     Although we believe that the Policy, when issued as a Survivorship Policy, meets the definition of life insurance policy under the Tax Code, the Tax Code does not directly address how it applies to Survivorship Policies. In the absence of final regulations or other guidance under the Tax Code regarding this form of Policy, there is necessarily some uncertainty whether a Survivorship Policy will meet the Tax Code's definition of a life insurance policy. If you are considering purchasing a Survivorship Policy, you should consult a tax adviser.



LOSS OF INTEREST DEDUCTION WHERE POLICIES ARE HELD BY OR FOR THE BENEFIT OF CORPORATIONS, TRUSTS, ETC.



     If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of only one individual who is (a) a 20 percent owner of the entity, or (b) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of the 20 percent owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be Beneficiaries under a Policy, should consult a tax adviser.


TREATMENT OF MATURITY BENEFITS AND EXTENSION OF MATURITY DATE


     If your Policy does not have an Extended Maturity Rider, at the Maturity Date, the Net Surrender Value will be paid to you. Generally, the excess of the Cash Value (less any applicable Records Maintenance Charge) over your investment in the Policy will be includable in your taxable income at that time. If your Policy has an Extended Maturity Rider, we believe the Policy will continue to qualify as life insurance under the Tax Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.


ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW

     We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Tax Code definition of a life insurance policy. We will monitor the amount of your Premiums, and, if your total Premiums during a Policy Year exceed those permitted by the Tax Code, we will refund the excess Premiums no later than 60 days after the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. We reserve the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.


OTHER CONSIDERATIONS



     Changing the Owner, exchanging the Policy, changing from one Death Benefit option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. The exchange of one life insurance contract for another life insurance contract generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). The insured under the new contract must be the same as the insured under the old contract. Thus, in the case of a Survivorship Policy, the other life insurance contract involved in the exchange must also cover the same two Insureds.


FEDERAL INCOME TAX WITHHOLDING

     We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received under the Policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

TAX ADVICE

     This summary is not a complete discussion of the tax treatment of the Policy. You should seek tax advice from an attorney or other professional who specializes in tax issues.

                             DESCRIPTION OF KILICO
                            AND THE SEPARATE ACCOUNT

KILICO


     We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer life insurance and annuity products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. KILICO and Kemper Corporation are wholly-owned subsidiaries of Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively.


     KILICO also acts as a sponsor for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account--2 and Kemper Investors Life Insurance Company Variable Annuity Account C. The officers and employees of KILICO are covered by a fidelity bond in the amount of $20 million.

OFFICERS AND DIRECTORS OF KILICO


     Our directors and officers are listed below, together with information as to their dates of election and principal business occupations during the past five or more years (if other than their present occupation). Where no dates are given, the person has held that position for at least the past five years.



            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
Gale K. Caruso (42)                    President and Chief Executive Officer of Federal Kemper Life
President and Chief Executive Officer  Assurance Company ("FKLA"), Fidelity Life Association
since June 1999. Director since July   ("FLA"), Zurich Life Insurance Company of America ("ZLICA")
1999.                                  and Zurich Direct, Incorporated ("ZD") since June 1999.
                                       Director of FKLA, FLA and ZLICA since July 1999. Chairman,
                                       President and Chief Executive Officer of Scudder Canada
                                       Investor Services, Ltd. from 1995 to June 1999. Managing
                                       Director of Scudder Kemper Investments, Inc. from July 1986 to June 1999.

Eliane C. Frye (52)                    Executive Vice President of FKLA and FLA since March 1995.
Executive Vice President since March   Executive Vice President of ZLICA and ZD since March 1996.
1995. Director since May 1998.         Director of FLA since December 1997. Director of FKLA and
                                       ZLICA since May 1998. Director of ZD from March 1996 to
                                       March 1997. Director of IBS and IBSIA since 1995. Senior
                                       Vice President of KILICO, FKLA and FLA from 1993 to 1995.
                                       Vice President of FKLA and FLA from 1988 to 1993.

Frederick L. Blackmon (48)             Senior Vice President and Chief Financial Officer of FKLA
Senior Vice President and Chief        since December 1995. Senior Vice President and Chief
Financial Officer since December       Financial Officer of FLA since January 1996. Senior Vice
1995.                                  President and Chief Financial Officer of ZLICA and ZD since
                                       March 1996. Director of FLA since May 1998. Director of ZD from March 1996 to March 1997. Treasurer and Chief Financial
                                       Officer of Kemper since January 1996. Chief Financial
                                       Officer of Alexander Hamilton Life Insurance Company from
                                       April 1989 to November 1995.

Russell M. Bostick (43)                Senior Vice President and Chief Information Officer of FKLA,
Senior Vice President and Chief        FLA, ZLICA and ZD since March 1999. Vice President and Chief
Information Officer since March 1999.  Information Officer of FKLA, FLA, KILICO, ZLICA and ZD from
                                       April 1998 to March 1999. Chief Technology Officer of
                                       Corporate Software & Technology from June 1997 to April
                                       1998. Vice President, Information Technology Department of
                                       CNA Insurance Companies from January 1995 to June 1997.

James C. Harkensee (41)                Senior Vice President of FKLA and FLA since January 1996.
Senior Vice President since January    Senior Vice President of ZLICA and ZD since 1995. Director
1996.                                  of ZD from April 1993 to March 1997 and since March 1998.
                                       Vice President of ZLICA from 1992 to 1995. Vice President of
                                       ZD from 1994 to 1995.

            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
James E. Hohmann (44)                  Senior Vice President of FKLA since December 1995. Chief
Senior Vice President since December   Actuary of FKLA and KILICO from December 1995 to January
1995. Director since May 1998.         1999. Senior Vice President of FLA since January 1996. Chief
                                       Actuary of FLA from January 1996 to January 1999. Senior
                                       Vice President of ZLICA and ZD since March 1996. Chief
                                       Actuary of ZLICA and ZD from March 1996 to January 1999.
                                       Director of FLA since June 1997. Director of FKLA and ZLICA since May 1998. Director of ZD from March 1996 to March
                                       1997. Managing Principal (Partner) of Tillinghast-Towers
                                       Perrin from January 1991 to December 1995.

Edward K. Loughridge (45)              Senior Vice President and Corporate Development Officer of
Senior Vice President and Corporate    FKLA and FLA since January 1996. Senior Vice President and
Development Officer since January      Corporate Development Officer for ZLICA and ZD since March
1996.                                  1996. Senior Vice President of Human Resources of
                                       Zurich-American Insurance Group from February 1992 to March
                                       1996.

Debra P. Rezabek (44)                  Senior Vice President of FKLA and FLA since March 1996.
Senior Vice President since 1996.      Corporate Secretary of FKLA and FLA since January 1996.
General Counsel since 1992. Corporate  Director of FLA since May 1998. Vice President of KILICO,
Secretary since January 1996.          FKLA and FLA since 1995. General Counsel and Director of
                                       Government Affairs of FKLA and FLA since 1992 and of KILICO since 1993. Senior Vice President, General Counsel and
                                       Corporate Secretary of ZLICA and ZD since March 1996.
                                       Director of ZD from March 1996 to March 1997. Secretary of
                                       IBS and IBSIA since 1993. Director of IBS and IBSIA from
                                       1993 to 1996. General Counsel and Assistant Secretary of
                                       KILICO, FKLA and FLA from 1992 to 1996. Assistant Secretary of Kemper since January 1996.

Edward L. Robbins (60)                 Senior Vice President and Chief Actuary of FKLA, FLA, ZLICA
Senior Vice President and Chief        and ZD since March 1999. Senior Actuary of FKLA, FLA,
Actuary since March 1999.              KILICO, ZLICA and ZD from July 1998 to March 1999. Principal of KPMG Peat Marwick LLP from May 1984 to July 1998.

Kenneth M. Sapp (54)                   Senior Vice President of FKLA, FLA and ZLICA since January
Senior Vice President since January    1998. Senior Vice President of ZD since March 1998. Director
1998.                                  of IBS since May 1998. Director of IBSIA since September
                                       1998. Vice President--Aetna Life Brokerage of Aetna Life &
                                       Annuity Company from February 1992 to January 1998.

George Vlaisavljevich (57)             Senior Vice President of FKLA, FLA and ZLICA since October
Senior Vice President since October    1996. Senior Vice President of ZD since March 1997. Director
1996.                                  of IBS and IBSIA since October 1996. Executive Vice
                                       President of The Copeland Companies from April 1983 to
                                       September 1996.

William H. Bolinder (56)               Director of FKLA and FLA since January 1996. Director of
Chairman of the Board from January     ZLICA and ZD since March 1995. Chairman of the Board of FKLA
1996 to June 1999 and since April      and FLA from January 1996 to June 1999 and since April 2000.
2000. Director since January 1996.     Chairman of the Board of ZLICA and ZD from March 1995 to
                                       June 1999 and since April 2000. Chairman of the Board and
                                       Director of Kemper since January 1996. Director of SKI since
                                       January 1996. Vice Chairman of SKI from January 1996 to
                                       1998. Member of the Group Executive Board of Zurich
                                       Financial Services Group since 1998. Member of the Corporate
                                       Executive Board of Zurich Insurance Group from October 1994 to 1998. Chairman of Zurich American Insurance Company since
                                       1998. Chairman of the Board of American Guarantee and
                                       Liability Insurance Company, Zurich American Insurance
                                       Company of Illinois, American Zurich Insurance Company and
                                       Steadfast Insurance Company since 1995. Chief Executive
                                       Officer of American Guarantee and Liability Insurance
                                       Company, Zurich American Insurance Company of Illinois and
                                       American Zurich Insurance Company from 1986 to June 1995.
                                       President of Zurich Holding Company of America ("ZHCA")
                                       since 1995. Vice Chairman of ZHCA since 1996. Underwriter
                                       for Zurich American Lloyds since 1986.

            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
David A. Bowers (53)                   Director of FKLA and ZLICA since May 1997. Director of FLA
Director since May 1997.               since June 1997. Executive Vice President, Corporate
                                       Secretary and General Counsel of Zurich U.S. since August
                                       1985. Vice President, General Counsel and Secretary of
                                       Kemper since January 1996.

Gunther Gose (55)                      Director of FKLA, FLA and ZLICA since November 1998. Chief
Director since November 1998.          Financial Officer and Member of the Group Executive Board of
                                       Zurich Financial Services since October 1998. Member of the
                                       Corporate Executive Board of Zurich Insurance Group from
                                       April 1990 to October 1998.


     The business address of each of the foregoing officers and directors is 1 Kemper Drive, Long Grove, Illinois 60049.

SEPARATE ACCOUNT


     KILICO Variable Separate Account was established on January 22, 1987, as a separate investment account under the laws of Illinois. The Separate Account receives and invests Premiums under the Policy. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.


     Benefits provided under the Policies are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

     Thirty-seven Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.


     The Separate Account purchases and redeems shares from the Portfolios at net asset value. We redeem shares of the Portfolios as necessary to provide benefits, to deduct Policy charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS


     We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.


STATE REGULATION OF KILICO

     We are subject to the laws of Illinois and regulated by the Illinois Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our Policy liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.


                            DISTRIBUTION OF POLICIES



     Investors Brokerage Services, Inc. ("IBS") serves as distributor of the Policies. IBS is located at 1 Kemper Drive, Long Grove, Illinois 60049. IBS is our wholly-owned subsidiary. It is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and is a member of the National Association of Securities Dealers, Inc.



     The Policies described in this Prospectus are sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by us, either individually or through an incorporated insurance agency. IBS enters into selling agreements with the unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Policies. In some states, the Policies may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the 1934 Act, pursuant to legal and regulatory exceptions.



     The maximum sales compensation payable by us is not more than the equivalent of 7.5% percent of each Premium. Trail Commissions of up to 1.0% of Cash Value may also be paid where a lower commission rate applies to Premiums. In addition, we may pay or permit other promotional incentives, in cash, or credit or other compensation. We also may pay asset-based expense allowances and service fees.


     The distribution agreement with IBS provides for indemnification of IBS by KILICO and the Separate Account for liability arising out of allegedly untrue statements in, or omissions of material fact from, the Prospectus or the registration statement. IBS agrees to indemnify KILICO and the Separate Account against claims arising from the conduct of IBS or unaffiliated broker-dealers that sell Policies.


                               LEGAL PROCEEDINGS


     There are no pending legal proceedings affecting the Separate Account. We are engaged in routine law suits which, in our management's judgment, are not of material importance to our total assets or material with respect to the Separate Account.


                                 LEGAL MATTERS

     All matters of Illinois law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Illinois law, have been passed upon by Frank Julian, Esq., our Associate General Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5201, serves as special counsel to KILICO with regard to the federal securities laws.

                             REGISTRATION STATEMENT


     We have filed a registration statement with the SEC, Washington, D.C., under the 1933 Act, with respect to the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, KILICO, and the Policies. The descriptions in this Prospectus of the Policies and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms.


                                    EXPERTS


     The consolidated balance sheets of KILICO as of December 31, 1999 and 1998 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 1999, 1998 and 1997 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



     The statements of assets and liabilities and policy owners' equity of the KILICO Variable Separate Account as of December 31, 1999 and the related statements of operations for the year then ended and the statements of changes in policy owners' equity for each of the two years then ended has been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


     Actuarial matters included in this Prospectus have been examined by Steven
D. Powell, FSA, as stated in the opinion filed as an exhibit to the registration statement.

                              FINANCIAL STATEMENTS


     The included financial statements of the Subaccounts of the Separate Account do not reflect any assets attributable to the Policy, because we did not sell the Policy during the periods covered by those financial statements. Instead, those financial statements solely reflect assets and operations attributable to sales of other variable life insurance contracts issued by the Separate Account. The financial statements do not cover certain Subaccounts of the Separate Account, because there were no assets in those Subaccounts as of the end of the periods covered. The included financial statements for KILICO only bear on our ability to meet our obligations under the Policy. They do not relate to the investment performance of the assets held in the Separate Account.

                       REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors of Kemper Investors Life Insurance Company


and Policy Owners of Kemper Investors Life Insurance Company's


KILICO Variable Separate Account



     In our opinion, the accompanying statements of assets and liabilities and policy owners' equity and the related statements of operations and changes in policy owners' equity present fairly, in all material respects, the financial position of the subaccounts of Kemper Investors Life Insurance Company's (the "Company") KILICO Variable Separate Account, which includes the Kemper Small Cap Growth Subaccount, Kemper-Dreman High Return Equity Subaccount, Kemper International Subaccount, Kemper Growth Subaccount, Kemper Total Return Subaccount, Kemper High Yield Subaccount, Kemper Government Securities Subaccount, Kemper Money Market Subaccount (investment options within the Kemper Variable Series, formerly the Investors Fund Series), Scudder VLIF Growth and Income Subaccount, and Scudder VLIF International Subaccount (investment options within the Scudder Variable Life Investment Fund), thereof at December 31, 1999, and the results of their operations for the period presented and the changes in their policy owners' equity for each of the two years then ended, except for the Kemper-Dreman High Return Equity Subaccount as to which the period is March 12, 1999 (commencement of operations) to December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of investments owned at December 31, 1999 provide a reasonable basis for the opinion expressed above.



                                         PricewaterhouseCoopers LLP



Chicago, Illinois


February 24, 2000

                      (This page intentionally left blank)

KILICO VARIABLE SEPARATE ACCOUNT



STATEMENTS OF ASSETS AND LIABILITIES AND POLICY OWNERS' EQUITY



DECEMBER 31, 1999


(IN THOUSANDS)



                                                                      KEMPER VARIABLE SERIES*
                                   ----------------------------------------------------------------------------------------------
                                     KEMPER        KEMPER-                                     KEMPER       KEMPER       KEMPER
                                   SMALL CAP     DREMAN HIGH       KEMPER         KEMPER       TOTAL         HIGH      GOVERNMENT
                                     GROWTH     RETURN EQUITY   INTERNATIONAL     GROWTH       RETURN       YIELD      SECURITIES
                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   -------------   -------------   ----------   ----------   ----------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    value........................    $2,174          15              378          4,128        3,468          973        4,307
  Dividends and other
    receivables..................        --          --               --              1           --           --           --
                                     ------          --              ---          -----        -----        -----        -----
        Total assets.............     2,174          15              378          4,129        3,468          973        4,307
                                     ------          --              ---          -----        -----        -----        -----
LIABILITIES AND POLICY OWNERS'
  EQUITY
  Liabilities:
    Mortality and expense risk
      charges....................         2          --               --              3            3            1            3
    Other payables...............         1          --               --              2           --           --           --
                                     ------          --              ---          -----        -----        -----        -----
        Total liabilities........         3          --               --              5            3            1            3
                                     ------          --              ---          -----        -----        -----        -----
  Policy owners' equity..........    $2,171          15              378          4,124        3,465          972        4,304
                                     ======          ==              ===          =====        =====        =====        =====
ANALYSIS OF POLICY OWNERS' EQUITY
  Excess (deficiency) of proceeds
    from units sold over payments
    for units redeemed...........    $1,460          16              259            845          254          (55)       1,799
  Accumulated net investment
    income.......................        43          --               31          1,377        1,998        1,015        2,046
  Accumulated net realized gain
    (loss) on sales of
    investments..................        25          --               (1)           981        1,012           25          578
  Unrealized appreciation
    (depreciation) of
    investments..................       643          (1)              89            921          201          (13)        (119)
                                     ------          --              ---          -----        -----        -----        -----
  Policy owners' equity..........    $2,171          15              378          4,124        3,465          972        4,304
                                     ======          ==              ===          =====        =====        =====        =====


---------------

*  Formerly Investors Fund Series



See accompanying notes to financial statements.

       KEMPER VARIABLE        SCUDDER VARIABLE LIFE
           SERIES*               INVESTMENT FUND
       ---------------    -----------------------------
           KEMPER         SCUDDER VLIF       SCUDDER
            MONEY          GROWTH AND         VLIF
           MARKET            INCOME       INTERNATIONAL
         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
         ----------       ------------    -------------
            1,937              69              93
                5              --              --
            -----              --              --
            1,942              69              93
            -----              --              --
                1              --              --
               10              --              --
            -----              --              --
               11              --              --
            -----              --              --
            1,931              69              93
            =====              ==              ==
            1,274              69              68
              657               1               2
               --              --               1
               --              (1)             22
            -----              --              --
            1,931              69              93
            =====              ==              ==

KILICO VARIABLE SEPARATE ACCOUNT



STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1999


(IN THOUSANDS)




                                                                      KEMPER VARIABLE SERIES*
                                   ----------------------------------------------------------------------------------------------
                                     KEMPER        KEMPER-                                     KEMPER       KEMPER       KEMPER
                                   SMALL CAP     DREMAN HIGH       KEMPER         KEMPER       TOTAL         HIGH      GOVERNMENT
                                     GROWTH     RETURN EQUITY   INTERNATIONAL     GROWTH       RETURN       YIELD      SECURITIES
                                   SUBACCOUNT   SUBACCOUNT(A)    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   -------------   -------------   ----------   ----------   ----------   ----------
REVENUE
  Dividends and capital gains
    distributions................     $ --           --               30             --         326          125           219
EXPENSES
  Mortality and expense risk
    charges......................       14           --                2             29          26           13            40
                                      ----           --              ---          -----         ---          ---          ----
Net investment income (loss).....      (14)          --               28            (29)        300          112           179
                                      ----           --              ---          -----         ---          ---          ----
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    sales of investments.........       13           --               (1)           662         196          (41)           --
  Change in unrealized
    appreciation (depreciation)
    of investments...............      550           (1)              86            521         (16)         (58)         (189)
                                      ----           --              ---          -----         ---          ---          ----
Net realized and unrealized gain
  (loss) on investments..........      563           (1)              85          1,183         180          (99)         (189)
                                      ----           --              ---          -----         ---          ---          ----
Net increase (decrease) in policy
  owners' equity resulting from
  operations.....................     $549           (1)             113          1,154         480           13           (10)
                                      ====           ==              ===          =====         ===          ===          ====


---------------

 *  Formerly Investors Fund Series



(a) For the period March 12, 1999 (commencement of operations) to December 31, 1999.



See accompanying notes to financial statements.

      KEMPER
     VARIABLE         SCUDDER VARIABLE LIFE
     SERIES*             INVESTMENT FUND
    ----------    -----------------------------
      KEMPER      SCUDDER VLIF       SCUDDER
      MONEY        GROWTH AND         VLIF
      MARKET         INCOME       INTERNATIONAL
    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
    ----------    ------------    -------------
        63              2               3
        24              1               1
        --             --              --
        39              1               2
        --             --              --
        --             --               1
        --             (1)             22
        --             --              --
        --             (1)             23
        --             --              --
        39             --              25
        ==             ==              ==

KILICO VARIABLE SEPARATE ACCOUNT



STATEMENTS OF CHANGES IN POLICY OWNERS' EQUITY



FOR THE YEAR ENDED DECEMBER 31, 1999


(IN THOUSANDS)




                                                                      KEMPER VARIABLE SERIES*
                                   ----------------------------------------------------------------------------------------------
                                     KEMPER        KEMPER-                                     KEMPER       KEMPER       KEMPER
                                   SMALL CAP     DREMAN HIGH       KEMPER         KEMPER       TOTAL         HIGH      GOVERNMENT
                                     GROWTH     RETURN EQUITY   INTERNATIONAL     GROWTH       RETURN       YIELD      SECURITIES
                                   SUBACCOUNT   SUBACCOUNT(A)    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   -------------   -------------   ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss)....   $  (14)         --               28            (29)         300          112          179
  Net realized gain (loss) on
    sales of investments..........       13          --               (1)           662          196          (41)          --
  Change in unrealized
    appreciation (depreciation) of
    investments...................      550          (1)              86            521          (16)         (58)        (189)
                                     ------          --              ---          -----        -----        -----        -----
    Net increase (decrease) in
      policy owners' equity
      resulting from operations...      549          (1)             113          1,154          480           13          (10)
                                     ------          --              ---          -----        -----        -----        -----
ACCOUNT UNIT TRANSACTIONS
  Proceeds from units sold........      988           9              144            506           97          121           33
  Net transfers (to) from
    affiliate and subaccounts.....      (60)         11               --           (568)        (358)        (341)         (44)
  Payments for units redeemed.....     (388)         (4)             (55)          (439)        (433)        (153)         (68)
                                     ------          --              ---          -----        -----        -----        -----
    Net increase (decrease) in
      policy owners' equity from
      account unit transactions...      540          16               89           (501)        (694)        (373)         (79)
                                     ------          --              ---          -----        -----        -----        -----
Total increase (decrease) in
  policy owners' equity...........    1,089          15              202            653         (214)        (360)         (89)
POLICY OWNERS' EQUITY
  Beginning of period.............    1,082          --              176          3,471        3,679        1,332        4,393
                                     ------          --              ---          -----        -----        -----        -----
  End of period...................   $2,171          15              378          4,124        3,465          972        4,304
                                     ======          ==              ===          =====        =====        =====        =====


---------------

 *  Formerly Investors Fund Series



(a) For the period March 12, 1999 (commencement of operations) to December 31, 1999.



See accompanying notes to financial statements.

     KEMPER*
     VARIABLE         SCUDDER VARIABLE LIFE
      SERIES             INVESTMENT FUND
    ----------    -----------------------------
      KEMPER      SCUDDER VLIF       SCUDDER
      MONEY        GROWTH AND         VLIF
      MARKET         INCOME       INTERNATIONAL
    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
    ----------    ------------    -------------
          39            1                2
          --           --                1
          --           (1)              22
      ------          ---              ---
          39           --               25
      ------          ---              ---
       5,456           55               44
      (1,180)         26               29
      (3,350)        (18)             (13)
      ------          ---              ---
         926           63               60
      ------          ---              ---
         965           63               85
         966            6                8
      ------          ---              ---
       1,931           69               93
      ======          ===              ===

KILICO VARIABLE SEPARATE ACCOUNT



STATEMENTS OF CHANGES IN POLICY OWNERS' EQUITY



FOR THE YEAR ENDED DECEMBER 31, 1998


(IN THOUSANDS)



                                                                        KEMPER VARIABLE SERIES*
                                      -------------------------------------------------------------------------------------------
                                        KEMPER                                    KEMPER       KEMPER       KEMPER       KEMPER
                                      SMALL CAP       KEMPER         KEMPER       TOTAL         HIGH      GOVERNMENT     MONEY
                                        GROWTH     INTERNATIONAL     GROWTH       RETURN       YIELD      SECURITIES     MARKET
                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                      ----------   -------------   ----------   ----------   ----------   ----------   ----------
OPERATIONS
 Net investment income..............    $   55            3            431          489           71          232            66
 Net realized gain (loss) on sales
   of investments...................        12           --           (288)         (67)         (42)         284            --
 Change in unrealized appreciation
   (depreciation) of investments....        75            4            234           (1)         (10)        (253)           --
                                        ------          ---          -----        -----        -----        -----        ------
   Net increase in policy owners'
     equity resulting from
     operations.....................       142            7            377          421           19          263            66
                                        ------          ---          -----        -----        -----        -----        ------
ACCOUNT UNIT TRANSACTIONS
 Proceeds from units sold...........       590          110            393           63           86           32         5,791
 Net transfers (to) from affiliate
   and subaccounts..................       318           50            421          638         (502)        (399)       (2,163)
 Payments for units redeemed........      (192)         (39)          (461)        (479)        (205)        (200)       (3,694)
                                        ------          ---          -----        -----        -----        -----        ------
   Net increase (decrease) in policy
     owners' equity from account
     unit transactions..............       716          121            353          222         (621)        (567)          (66)
                                        ------          ---          -----        -----        -----        -----        ------
Total increase (decrease) in policy
 owners' equity.....................       858          128            730          643         (602)        (304)           --
POLICY OWNERS' EQUITY
 Beginning of year..................       224           48          2,741        3,036        1,934        4,697           966
                                        ------          ---          -----        -----        -----        -----        ------
 End of year........................    $1,082          176          3,471        3,679        1,332        4,393           966
                                        ======          ===          =====        =====        =====        =====        ======


---------------

* Formerly Investors Fund Series



See accompanying notes to financial statements.

       SCUDDER VARIABLE LIFE
          INVESTMENT FUND
    ----------------------------
    SCUDDER VLIF
     GROWTH AND    SCUDDER VLIF
       INCOME      INTERNATIONAL
     SUBACCOUNT     SUBACCOUNT
    ------------   -------------
         --             --
         --             --
         --             --
         --             --
         --             --
         --             --
          4              2
          4              7
         (2)            (1)
         --             --
          6              8
         --             --
          6              8
         --             --
         --             --
          6              8
         ==             ==

KILICO VARIABLE SEPARATE ACCOUNT


NOTES TO FINANCIAL STATEMENTS



(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



     KILICO Variable Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is an indirect, wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG is listed on the Swiss Market Index (SMI). Allied Zurich p.l.c. is included in the FTSE-100 share Index in London.



     The Separate Account is used to fund policies ("Policy") for the Kemper Select variable universal life policies ("Kemper Select"), the Power V flexible premium variable universal life policies ("Power V"), the Farmers Variable Universal Life I flexible premium variable life policies ("Farmers Variable Universal Life I") and the Kemper Destinations Life modified single premium variable universal life policies ("Kemper Destinations Life"). The Separate Account is divided into fifty-eight subaccounts options available to Policy Owners depending upon their respective Policy. The Kemper Select policies have five subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series (formerly Investors Fund Series), an open-end diversified management investment company. The Power V policies have twenty-three subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the American Skandia Trust, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III and the Scudder Variable Life Investment Fund (Class B Shares), all of which are open-end diversified management investment companies. The Farmers Variable Universal Life I policies have twelve subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the Janus Aspen Series, the PIMCO Variable Insurance Trust, the Templeton Variable Products Series Fund (Class 2 Shares) and the Scudder Variable Life Investment Fund (Class A Shares), all of which are open-end diversified management investment companies. The Kemper Destinations Life policies have thirty-seven subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the Scudder Variable Life Investment Fund (Class A Shares), The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Investment Portfolios and the Warburg Pincus Trust, all of which are open-end diversified management investment companies.



ESTIMATES



     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.



SECURITY VALUATION



     The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1999.



ACCUMULATION UNIT VALUATION



     On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Central time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.



FEDERAL INCOME TAXES



     The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the policy and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.



(2) SUMMARY OF INVESTMENTS



     Investments as of December 31, 1999 do not include any amounts attributable to Kemper Destinations Life policies because sales had not commenced prior to December 31, 1999.



     Investments, at cost, at December 31, 1999, are as follows (in thousands, differences are due to rounding):



                                                              SHARES
                                                              OWNED        COST
                                                              ------      -------
  KEMPER VARIABLE SERIES:
  Kemper Small Cap Growth Subaccount........................    819       $ 1,531
  Kemper-Dreman High Return Equity Subaccount...............     17            16
  Kemper International Subaccount...........................    176           289
  Kemper Growth Subaccount..................................  1,018         3,207
  Kemper Total Return Subaccount............................  1,203         3,267
  Kemper High Yield Subaccount..............................    849           986
  Kemper Government Securities Subaccount...................  3,724         4,426
  Kemper Money Market Subaccount............................  1,937         1,937
  SCUDDER VARIABLE LIFE INVESTMENT FUND:
  Scudder VLIF Growth and Income Subaccount.................      6            70
  Scudder VLIF International Subaccount.....................      5            71
                                                                          -------
       TOTAL INVESTMENTS AT COST............................              $15,800
                                                                          =======



A description of the underlying investments are summarized below.



KEMPER VARIABLE SERIES



     KEMPER SMALL CAP GROWTH SUBACCOUNT: This subaccount invests in the Kemper Small Cap Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of investors' capital.



     KEMPER-DREMAN HIGH RETURN EQUITY SUBACCOUNT: This subaccount invests in the Kemper-Dreman High Return Equity Portfolio of the Kemper Variable Series. The Portfolio seeks to achieve a high rate of total return.



     KEMPER INTERNATIONAL SUBACCOUNT: This subaccount invests in the Kemper International Portfolio of the Kemper Variable Series. The Portfolio seeks total return, a combination of capital growth and income.



     KEMPER GROWTH SUBACCOUNT: This subaccount invests in the Kemper Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of capital.



     KEMPER TOTAL RETURN SUBACCOUNT: This subaccount invests in the Kemper Total Return Portfolio of the Kemper Variable Series. The Portfolio seeks high total return, a combination of income and capital appreciation.



     KEMPER HIGH YIELD SUBACCOUNT: This subaccount invests in the Kemper High Yield Portfolio of the Kemper Variable Series. The Portfolio seeks to provide a high level of current income.



     KEMPER GOVERNMENT SECURITIES SUBACCOUNT: This subaccount invests in the Kemper Government Securities Portfolio of the Kemper Variable Series. The Portfolio seeks high current return consistent with preservation of capital.



     KEMPER MONEY MARKET SUBACCOUNT: This subaccount invests in the Kemper Money Market Portfolio of the Kemper Variable Series. The Portfolio seeks maximum current income to the extent consistent with stability of principal. The Portfolio seeks to maintain a net asset value of $1.00 per share.



SCUDDER VARIABLE LIFE INVESTMENT FUND



     SCUDDER VLIF GROWTH AND INCOME SUBACCOUNT: This subaccount invests in the Scudder VLIF Growth and Income Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

     SCUDDER VLIF INTERNATIONAL SUBACCOUNT: This subaccount invests in the Scudder VLIF International Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.



(3) TRANSACTIONS WITH AFFILIATES



     KILICO provides a death benefit payment upon the death of the Policy Owner under the terms of the death benefit option selected by the Policy Owner as further described in the policy. KILICO assesses a monthly charge to the subaccounts for the cost of providing this insurance protection to the Policy Owner. These cost of insurance charges vary with the issue age, sex and rate class of the Policy Owner, and are allocated among the subaccounts in the proportion of each subaccount to the Separate Account value. Cost of insurance charges totaled $101,356, $2,874,754 and $32,068 for the Kemper Select, Power V and Farmers Variable Universal Life I policies, respectively, for the year ended December 31, 1999. Additionally, KILICO assesses a daily charge to the subaccounts for mortality and expense risk assumed by KILICO at an annual rate of 0.90% of assets.



     Proceeds payable on the surrender of a Policy are reduced by the amount of any applicable contingent deferred sales charge.



     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Power V and Farmers Variable Universal Life I policies prior to allocation of the net premium. This charge is to reimburse KILICO for the payment of state premium taxes. KILICO expects to pay an average state premium tax rate of approximately 2.5% but the actual premium tax attributable to a Policy may be more or less. Under Section 848 of the Internal Revenue Code (the "Code"), the receipt of premium income by a life insurance company requires the deferral of a portion of the acquisition cost over a maximum of a 120 month period. The effect of Section 848 for KILICO is an acceleration of income recognition over a deferral of the associated deductions for tax purposes; this is referred to as deferred acquisition cost or, the "DAC tax". As compensation for this accelerated liability, a DAC tax charge of 1.00% of each premium dollar is deducted from the premium by KILICO under the Power V and Farmers Variable Universal Life I policies before investment of a Policy Owner's funds into the Separate Account. Under the Kemper Destinations Life policies, for the first ten policy years, a tax charge equal to an annual rate of 0.40% of the average monthly cash value is assessed against the policy. The tax charge covers a portion of our state premium tax expense and a certain Federal income tax liability incurred as a result of the receipt of premium.



     Policy loans are also provided for under the terms of the Policy. The minimum amount of the loan under the Power V and Farmers Variable Universal Life I policies is $500 and is limited to 90% of the surrender value, less applicable surrender charges. The minimum amount of the loan under the Kemper Destinations Life policies is $1,000 and is limited to 90% of the surrender value, less applicable surrender charges. Interest is assessed against a policy loan under the terms of the Policy. Policy loans are carried in KILICO's general account.



     Scudder Kemper Investments, Inc., an affiliated company, is the investment manager of the Kemper Variable Series and the Scudder Variable Life Investment Fund. Investors Brokerage Services, Inc., a wholly-owned subsidiary of KILICO, is the principal underwriter for the Separate Account.



(4) NET TRANSFERS (TO) FROM AFFILIATE OR SUBACCOUNTS



     Net transfers (to) from affiliate or subaccounts include transfers of all or part of the Policy Owner's interest to or from another eligible subaccount or to the general account of KILICO.



(5) POLICY OWNERS' EQUITY



     Policy Owners' equity as of December 31, 1999 does not include any amounts attributable to Kemper Destinations Life policies because sales had not commenced prior to December 31, 1999.

     Policy Owners' equity at December 31, 1999, is as follows (in thousands, except unit value; differences are due to rounding):



                                                                NUMBER               POLICY
                                                                  OF       UNIT      OWNERS'
                                                                UNITS      VALUE     EQUITY
                                                                ------     -----     -------
                   KEMPER SELECT POLICIES
KEMPER VARIABLE SERIES:
Kemper Growth Subaccount....................................      565     $ 5.199    $ 2,939
Kemper Total Return Subaccount..............................    1,012       3.231      3,270
Kemper High Yield Subaccount................................      312       2.490        776
Kemper Government Securities Subaccount.....................    2,002       2.131      4,267
Kemper Money Market Subaccount..............................      820       1.771      1,454
                                                                                     -------
     TOTAL KEMPER SELECT POLICY OWNERS' EQUITY..............                         $12,706
                                                                                     =======

                      POWER V POLICIES
KEMPER VARIABLE SERIES:
Kemper Small Cap Growth Subaccount..........................      623     $ 3.481    $ 2,169
Kemper International Subaccount.............................      142       2.666        378
Kemper Growth Subaccount....................................      189       6.271      1,185
Kemper Total Return Subaccount..............................       45       4.337        195
Kemper High Yield Subaccount................................      135       1.439        194
Kemper Government Securities Subaccount.....................       26       1.377         36
Kemper Money Market Subaccount..............................      418       1.141        477
SCUDDER VARIABLE LIFE INVESTMENT FUND:
Scudder VLIF Growth and Income Subaccount...................        5      11.818         56
Scudder VLIF International Subaccount.......................        4      22.057         91
                                                                                     -------
     TOTAL POWER V POLICY OWNERS' EQUITY....................                         $ 4,781
                                                                                     =======

         FARMERS VARIABLE UNIVERSAL LIFE I POLICIES
KEMPER VARIABLE SERIES:
Kemper Small Cap Growth Subaccount..........................        1     $ 2.635    $     2
Kemper-Dreman High Return Equity Subaccount.................       17        .907         15
Kemper High Yield Subaccount................................        2       1.245          2
Kemper Government Securities Subaccount.....................        1       1.208          1
SCUDDER VARIABLE LIFE INVESTMENT FUND:
Scudder VLIF Growth and Income Subaccount...................        1      11.746         13
Scudder VLIF International Subaccount.......................        0      22.335          2
                                                                                     -------
     TOTAL FARMERS VARIABLE UNIVERSAL LIFE I POLICY OWNERS'
       EQUITY...............................................                         $    35
                                                                                     =======



(6) SUBSEQUENT EVENT



     As of February 1, 2000, Zurich Kemper LifeINVESTOR flexible premium variable universal life policies ("Zurich Kemper LifeINVESTOR") was made available in the Separate Account. Zurich Kemper LifeINVESTOR policies have thirty-one subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Life & Annuity Index Fund d/b/a Dreyfus Stock Index Fund, the Dreyfus Variable Investment Fund, the Templeton Variable Products Series Fund (Class 2 Shares), the Fidelity Variable Insurance Products Fund (Initial Class), the Janus Aspen Series, the Scudder Variable Life Investment Fund (Class A Shares) and the Kemper Variable Series, all of which are open-end diversified management investment companies.

                       REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors and Stockholder of


Kemper Investors Life Insurance Company:



     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries (the "Company") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



                                         PricewaterhouseCoopers LLP


Chicago, Illinois


March 17, 2000

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                          CONSOLIDATED BALANCE SHEETS


                       (in thousands, except share data)



                                                              DECEMBER 31   DECEMBER 31
                                                                 1999          1998
                                                              -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1999, $3,397,188, December
  31, 1998, $3,421,535).....................................  $3,276,017    $ 3,482,820
Trading account securities at fair value (amortized cost:
  December 31, 1998, $99,095)...............................      --            101,781
Equity securities (cost: December 31, 1999, $65,235;
  December 31, 1998, $66,776)...............................      61,592         66,854
Short-term investments......................................      42,391         58,334
Joint venture mortgage loans................................      67,242         65,806
Third-party mortgage loans..................................      63,875         76,520
Other real estate-related investments.......................      20,506         22,049
Policy loans................................................     261,788        271,540
Other invested assets.......................................      25,621         23,645
                                                              -----------   -----------
          Total investments.................................   3,819,032      4,169,349
Cash........................................................      12,015         13,486
Accrued investment income...................................     127,219        124,213
Goodwill....................................................     203,907        216,651
Value of business acquired..................................     119,160        118,850
Deferred insurance acquisition costs........................     159,667         91,543
Deferred income taxes.......................................      93,502         35,059
Reinsurance recoverable.....................................     309,696        344,837
Receivable on sales of securities...........................       3,500          3,500
Other assets and receivables................................      29,950         23,029
Assets held in separate accounts............................   9,778,068      7,099,204
                                                              -----------   -----------
          Total assets......................................  $.14,655,716  $12,239,721
                                                              ===========   ===========
LIABILITIES
Future policy benefits......................................  $3,718,833    $ 3,906,391
Other policyholder benefits and funds payable...............     457,328        318,369
Other accounts payable and liabilities......................      71,482         61,898
Liabilities related to separate accounts....................   9,778,068      7,099,204
                                                              -----------   -----------
          Total liabilities.................................  14,025,711     11,385,862
                                                              -----------   -----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....       2,500          2,500
Additional paid-in capital..................................     804,347        804,347
Accumulated other comprehensive income (loss)...............    (120,819)        32,975
Retained earnings (deficit).................................     (56,023)        14,037
                                                              -----------   -----------
          Total stockholder's equity........................     630,005        853,859
                                                              -----------   -----------
          Total liabilities and stockholder's equity........  $14,655,716   $12,239,721
                                                              ===========   ===========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                 (in thousands)



                                                                   YEAR ENDED DECEMBER 31
                                                              --------------------------------
                                                                1999         1998       1997
                                                              --------     --------   --------
REVENUE
Net investment income.......................................  $264,640     $273,512   $296,195
Realized investment gains (losses)..........................    (9,549)      51,868     10,546
Premium income..............................................    21,990       22,346     22,239
Separate account fees and charges...........................    74,715       61,982     85,413
Other income................................................    11,623       10,031     11,087
                                                              --------     --------   --------
          Total revenue.....................................   363,419      419,739    425,480
                                                              --------     --------   --------
BENEFIT AND EXPENSES
Interest credited to policyholders..........................   162,243      176,906    199,782
Claims incurred and other policyholder benefits.............    18,185       28,029     28,372
Taxes, licenses and fees....................................    30,234       30,292     52,608
Commissions.................................................    67,555       39,046     32,602
Operating expenses..........................................    45,989       44,575     36,837
Deferral of insurance acquisition costs.....................   (69,814)     (46,565)   (38,177)
Amortization of insurance acquisition costs.................     5,524       12,082      3,204
Amortization of value of business acquired..................    12,955       17,677     24,948
Amortization of goodwill....................................    12,744       12,744     15,295
                                                              --------     --------   --------
          Total benefits and expenses.......................   285,615      314,786    355,471
                                                              --------     --------   --------
Income before income tax expense............................    77,804      104,953     70,009
Income tax expense..........................................    32,864       39,804     31,292
                                                              --------     --------   --------
          Net income........................................  $ 44,940     $ 65,149   $ 38,717
                                                              ========     ========   ========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


                                 (in thousands)



                                                                     YEAR ENDED DECEMBER 31
                                                                ---------------------------------
                                                                  1999         1998        1997
                                                                ---------    --------    --------
NET INCOME..................................................    $  44,940    $ 65,149    $ 38,717
                                                                ---------    --------    --------
OTHER COMPREHENSIVE INCOME (LOSS), BEFORE TAX:
  Unrealized holding gains (losses) on investments arising
     during period:
  Unrealized holding gains (losses) on investments..........     (180,267)     25,372      60,802
  Adjustment to value of business acquired..................       12,811      (9,332)    (28,562)
  Adjustment to deferred insurance acquisition costs........        5,726      (2,862)     (2,680)
                                                                ---------    --------    --------
          Total unrealized holding gains (losses) on
            investments arising during period...............     (161,730)     13,178      29,560
                                                                ---------    --------    --------
  Less reclassification adjustments for items included in
     net income:
     Adjustment for (gains) losses included in realized
       investment gains (losses)............................       16,651       6,794      (9,016)
     Adjustment for amortization of premium on fixed
       maturities included in net investment income.........      (10,533)    (17,064)    (17,866)
     Adjustment for (gains) losses included in amortization
       of value of business acquired........................         (454)     (7,378)     (2,353)
     Adjustment for (gains) losses included in amortization
       of insurance acquisition costs.......................        1,892        (463)       (355)
                                                                ---------    --------    --------
          Total reclassification adjustments for items
            included in net income..........................        7,556     (18,111)    (29,590)
                                                                ---------    --------    --------
Other comprehensive income (loss), before related income tax
  expense (benefit).........................................     (169,286)     31,289      59,150
Related income tax expense (benefit)........................      (15,492)     10,952        (985)
                                                                ---------    --------    --------
          Other comprehensive income (loss), net of tax.....     (153,794)     20,337      60,135
                                                                ---------    --------    --------
          Comprehensive income (loss).......................    $(108,854)   $ 85,486    $ 98,852
                                                                =========    ========    ========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                 (in thousands)



                                                                          DECEMBER 31
                                                              -----------------------------------
                                                                1999          1998         1997
                                                              ---------     --------     --------
CAPITAL STOCK, beginning and end of period..................  $   2,500     $  2,500     $  2,500
                                                              ---------     --------     --------

ADDITIONAL PAID-IN CAPITAL, beginning of period.............    804,347      806,538      761,538
Capital contributions from parent...........................     --            4,261       45,000
Adjustment to prior period capital contribution from
  parent....................................................     --           (6,452)       --
                                                              ---------     --------     --------
          End of period.....................................    804,347      804,347      806,538
                                                              ---------     --------     --------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS), beginning
  of period.................................................     32,975       12,637      (47,498)
Other comprehensive income (loss), net of tax...............   (153,794)      20,338       60,135
                                                              ---------     --------     --------
          End of period.....................................   (120,819)      32,975       12,637
                                                              ---------     --------     --------

RETAINED EARNINGS, beginning of period......................     14,037       43,888       34,421
Net income..................................................     44,940       65,149       38,717
Dividends to parent.........................................   (115,000)     (95,000)     (29,250)
                                                              ---------     --------     --------
          End of period.....................................    (56,023)      14,037       43,888
                                                              ---------     --------     --------

          Total stockholder's equity........................  $ 630,005     $853,859     $865,563
                                                              =========     ========     ========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                 (in thousands)



                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999           1998         1997
                                                                -----------    -----------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................    $    44,940    $    65,149   $  38,717
  Reconcilement of net income to net cash provided:
     Realized investment (gains) losses.....................          9,549        (51,868)    (10,546)
     Net change in trading account securities...............        (51,239)        (6,727)     --
     Interest credited and other charges....................        158,557        173,958     198,206
     Deferred insurance acquisition costs, net..............        (64,290)       (34,483)    (34,973)
     Amortization of value of business acquired.............         12,955         17,677      24,948
     Amortization of goodwill...............................         12,744         12,744      15,295
     Amortization of discount and premium on investments....         11,157         17,353      17,866
     Deferred income taxes..................................        (42,952)       (12,469)    (99,370)
     Net change in current federal income taxes.............        (10,594)       (73,162)     97,386
     Benefits and premium taxes due related to separate
       account bank-owned life insurance....................        149,477        123,884     180,546
     Other, net.............................................        (11,901)       (41,477)     17,168
                                                                -----------    -----------   ---------
          Net cash provided from operating activities.......        218,403        190,579     445,243
                                                                -----------    -----------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity......................        335,735        491,699     229,208
     Fixed maturities sold prior to maturity................      1,269,290        882,596     633,872
     Equity securities......................................         11,379        107,598      --
     Mortgage loans, policy loans and other invested
       assets...............................................         75,389        180,316     131,866
  Cost of investments purchased or loans originated:
     Fixed maturities.......................................     (1,455,496)    (1,319,119)   (606,028)
     Equity securities......................................         (8,703)       (83,303)     --
     Mortgage loans, policy loans and other invested
       assets...............................................        (43,665)       (66,331)    (76,350)
  Short-term investments, net...............................         15,943        177,723    (164,361)
  Net change in receivable and payable for securities
     transactions...........................................        --                (677)     29,746
  Net change in other assets................................         (2,725)       --              244
                                                                -----------    -----------   ---------
          Net cash provided from investing activities.......        197,147        370,502     178,197
                                                                -----------    -----------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................        383,874        180,124     145,687
     Withdrawals............................................       (694,848)      (649,400)   (745,510)
  Capital contributions from parent.........................        --               4,261      45,000
  Dividends to parent.......................................       (115,000)       (95,000)    (29,250)
  Other.....................................................          8,953        (11,448)    (18,275)
                                                                -----------    -----------   ---------
          Net cash used in financing activities.............       (417,021)      (571,463)   (602,348)
                                                                -----------    -----------   ---------
               Net increase (decrease) in cash..............         (1,471)       (10,382)     21,092
CASH, beginning of period...................................         13,486         23,868       2,776
                                                                -----------    -----------   ---------
CASH, end of period.........................................    $    12,015    $    13,486   $  23,868
                                                                ===========    ===========   =========



See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION



     Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Kemper and the Company are wholly-owned subsidiaries of Zurich Financial Services ("ZFS" or "Zurich"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG is listed on the Swiss Market Index. Allied Zurich p.l.c. is included in the FTSE-100 Share Index in London.



     The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1998 and 1997 consolidated financial statements in order for them to conform to the 1999 presentation. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 1999, 1998 and 1997, have been prepared in conformity with accounting principles generally accepted in the United States.



ESTIMATES



     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.



GOODWILL



     The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1999, the Company believes that no such adjustment is necessary.



     In December of 1997, the Company changed its amortization period from twenty-five years to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.



VALUE OF BUSINESS ACQUIRED



     The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.



     The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2004 are as follows:



                                                                                            PROJECTED
                (IN THOUSANDS)                    BEGINNING                  ACCRETION OF    ENDING
            YEAR ENDED DECEMBER 31                 BALANCE    AMORTIZATION     INTEREST      BALANCE
-----------------------------------------------   ---------   ------------   ------------   ---------
1997 (actual)..................................    168,692       (34,906)        9,958       143,744
1998 (actual)..................................    143,744       (26,807)        9,129       126,066
1999 (actual)..................................    126,066       (20,891)        7,936       113,111
2000...........................................    113,111       (23,418)        6,971        96,664
2001...........................................     96,664       (21,493)        5,890        81,061
2002...........................................     81,061       (17,805)        4,970        68,226
2003...........................................     68,226       (16,160)        4,185        56,251
2004...........................................     56,251       (14,625)        3,438        45,064



     The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. This adjustment increased the value of business acquired by $6.0 million as of December 31, 1999 and decreased the value of business acquired by $7.2 million as of December 31, 1998. Accumulated other comprehensive income increased by approximately $3.9 million as of December 31, 1999 due to this adjustment and decreased accumulated other comprehensive income by $4.7 million as of December 31, 1998.



LIFE INSURANCE REVENUE AND EXPENSES



     Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.



     Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.



REINSURANCE



     In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.



DEFERRED INSURANCE ACQUISITION COSTS



     The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to accumulated other comprehensive

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.



FUTURE POLICY BENEFITS



     Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 10.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.



     Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7.1 percent.



GUARANTY FUND ASSESSMENTS



     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1999 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.



INVESTED ASSETS AND RELATED INCOME



     Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.



     The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.



     Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include notes receivable from real estate ventures and investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.



     Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.



     Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


SEPARATE ACCOUNT BUSINESS



     The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.



INCOME TAX



     The Company files a separate Federal income tax return. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.



(2) CASH FLOW INFORMATION



     The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $83.8 million, $126.0 million and $29.0 million directly to the United States Treasury Department during 1999, 1998 and 1997, respectively.



(3) INVESTED ASSETS AND RELATED INCOME



     The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:



                                                                                      ESTIMATED
                                                                                     UNREALIZED
                                                        CARRYING    AMORTIZED    -------------------
                                                         VALUE         COST       GAINS     LOSSES
                   (in thousands)                      ----------   ----------   -------   ---------
DECEMBER 31, 1999
U.S. treasury securities and obligations of U.S.
  government agencies and authorities................  $    6,516   $    6,631   $ --      $    (115)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..................      21,656       22,107        --        (451)
Debt securities issued by foreign governments........      23,890       24,749       380      (1,239)
Corporate securities.................................   2,063,054    2,147,606     2,750     (87,302)
Mortgage and asset-backed securities.................   1,160,901    1,196,095       450     (35,644)
                                                       ----------   ----------   -------   ---------
       Total fixed maturities........................  $3,276,017   $3,397,188   $ 3,580   $(124,751)
                                                       ==========   ==========   =======   =========
DECEMBER 31, 1998
U.S. treasury securities and obligations of U.S.
  government agencies and authorities................  $    7,951   $    7,879   $    81   $      (9)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..................      27,039       26,768       362         (91)
Debt securities issued by foreign governments........      69,357       67,239     2,266        (148)
Corporate securities.................................   1,908,850    1,866,372    46,664      (4,186)
Mortgage and asset-backed securities.................   1,469,623    1,453,277    19,063      (2,717)
                                                       ----------   ----------   -------   ---------
       Total fixed maturities........................  $3,482,820   $3,421,535   $68,436   $  (7,151)
                                                       ==========   ==========   =======   =========



     The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1999, are shown below. Actual maturities will differ from contractual maturities because borrowers may

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.



                                                                 CARRYING     AMORTIZED
                                                                  VALUE          COST
                       (in thousands)                           ----------    ----------
One year or less............................................    $   49,221    $   48,953
Over one year through five years............................       747,086       765,064
Over five years through ten years...........................     1,022,850     1,073,468
Over ten years..............................................       295,959       313,608
Securities not due at a single maturity date, primarily
  mortgage and asset-backed securities(1)...................     1,160,901     1,196,095
                                                                ----------    ----------
       Total fixed maturities...............................    $3,276,017    $3,397,188
                                                                ==========    ==========


---------------

(1) Weighted average maturity of 4.9 years.



     Proceeds from sales of investments in fixed maturities prior to maturity were $1,269.3 million, $882.6 million and $633.9 million during 1999, 1998 and 1997, respectively. Gross gains of $7.9 million, $10.1 million and $3.1 million and gross losses of $17.7 million, $8.0 million and $13.7 million were realized on sales and write-downs of fixed maturities in 1999, 1998 and 1997, respectively. Excluding agencies of the U.S. government, there were no individual investments that exceeded ten percent of stockholder's equity at December 31, 1999.



     At December 31, 1999, securities carried at approximately $6.2 million were on deposit with governmental agencies as required by law.



     Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.



     The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.



     The Company's $151.6 million real estate portfolio at December 31, 1999 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1999 and 1998, total impaired real estate-related loans were as follows:



                                                                DECEMBER 31     DECEMBER 31
                                                                    1999            1998
                       (in millions)                            ------------    ------------
Impaired loans without reserves--gross......................       $ 74.9          $ 83.9
Impaired loans with reserves--gross.........................         23.4            25.0
                                                                   ------          ------
       Total gross impaired loans...........................         98.3           108.9
Reserves related to impaired loans..........................        (18.5)          (18.5)
Write-downs related to impaired loans.......................         (3.5)           (3.5)
                                                                   ------          ------
       Net impaired loans...................................       $ 76.3          $ 86.9
                                                                   ======          ======



     Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $100.0 million and $54.6 million in impaired loans for 1999 and 1998, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


     At December 31, 1999 and 1998, loans on nonaccrual status, before reserves and write-downs, amounted to $98.3 million and $37.4 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.



NET INVESTMENT INCOME



The sources of net investment income were as follows:



                                                                  1999           1998           1997
                       (in thousands)                           --------       --------       --------
Interest and dividends on fixed maturities..................    $231,176       $232,707       $250,170
Dividends on equity securities..............................       4,618          2,143          2,123
Income from short-term investments..........................       3,568          5,391          4,128
Income from mortgage loans..................................       6,296         14,964         16,283
Income from policy loans....................................      20,131         21,096         20,549
Income from other real estate-related investments...........         155            352          6,631
Income from other loans and investments.....................       2,033          2,223          2,045
                                                                --------       --------       --------
       Total investment income..............................    $267,977       $278,876       $301,929
Investment expense..........................................      (3,337)        (5,364)        (5,734)
                                                                --------       --------       --------
       Net investment income................................    $264,640       $273,512       $296,195
                                                                ========       ========       ========



NET REALIZED INVESTMENT GAINS (LOSSES)



Net realized investment gains (losses) for the years ended December 31, 1999, 1998 and 1997, were as follows:



                                                                       REALIZED GAINS (LOSSES)
                                                                -------------------------------------
                                                                 1999           1998           1997
                       (in thousands)                           -------       --------       --------
Real estate-related.........................................    $ 4,201       $ 41,362       $ 19,758
Fixed maturities............................................     (9,755)         2,158        (10,656)
Trading account securities--gross gains.....................        491          3,254          --
Trading account securities--gross losses....................     (7,794)          (417)         --
Trading account securities--holding losses..................         --           (151)         --
Equity securities...........................................      1,039          5,496            914
Other.......................................................      2,269            166            530
                                                                -------       --------       --------
  Realized investment gains (losses) before income tax
     expense (benefit)......................................    $(9,549)      $ 51,868       $ 10,546
Income tax expense (benefit)................................     (3,342)        18,154          3,691
                                                                -------       --------       --------
  Net realized investment gains (losses)....................    $(6,207)      $ 33,714       $  6,855
                                                                =======       ========       ========



     Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)


difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 1999, 1998 and 1997 were as follows:



                                                             CHANGE IN UNREALIZED GAINS (LOSSES)
                                                          -----------------------------------------
                                                          DECEMBER 31    DECEMBER 31    DECEMBER 31
                                                              1999           1998          1997
                     (in thousands)                       ------------   ------------   -----------
Fixed maturities........................................   $(182,456)      $36,717       $ 87,787
Equity and other securities.............................      (3,929)       (1,075)          (103)
Adjustment to deferred insurance acquisition costs......       3,834        (2,399)        (2,325)
Adjustment to value of business acquired................      13,265        (1,954)       (26,209)
                                                           ---------       -------       --------
  Unrealized gain (loss) before income tax expense
     (benefit)..........................................    (169,286)       31,289         59,150
Income tax expense (benefit)............................     (15,492)       10,952           (985)
                                                           ---------       -------       --------
       Net unrealized gain (loss) on investments........   $(153,794)      $20,337       $ 60,135
                                                           =========       =======       ========



(4) UNCONSOLIDATED INVESTEES



     At December 31, 1999 and 1998 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.



     As of December 31, 1999 and 1998, the Company's net equity investment in unconsolidated investees amounted to $0.9 million and $1.2 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $155 thousand, $241 thousand and $835 thousand in 1999, 1998 and 1997, respectively.



(5) CONCENTRATION OF CREDIT RISK



     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.



     Approximately 20.0 percent of the Company's investment-grade fixed maturities at December 31, 1999 were mortgage-backed securities, down from 28.0 percent at December 31, 1998, due to sales and paydowns during 1999. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.



     Approximately 16.8 percent and 15.4 percent of the Company's investment-grade fixed maturities at December 31, 1999 and 1998, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (24.0%), commercial mortgage-backed securities (22.8%), manufactured housing loans (12.5%), other commercial assets (11.3%) and collateralized loan and bond obligations (10.6%).



     The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 1999 was as follows: California (36.8%), Hawaii (13.6%), Washington (10.9%) and Colorado (10.1%). The property type distribution of a majority of the real estate portfolio as of December 31, 1999 was as follows: hotels (36.3%), land (36.1%) and residential (13.5%).

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(5) CONCENTRATION OF CREDIT RISK (CONTINUED)


     To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.



     Slightly more than half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.



     At December 31, 1999, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $63.9 million, or
42.2 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties, one office building and one retail property. At December 31, 1999, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.



     At December 31, 1999, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $55.4 million, or 36.5 percent, of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 1999. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. At December 31, 1999, MLP-related commitments accounted for approximately $0.1 million of the Company's off-balance-sheet legal commitments.



     The remaining significant real estate-related investments amounted to $20.7 million at December 31, 1999 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, the Company has placed these real estate-related investments on nonaccrual status as of December 31, 1996. The Company is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until it completely disposes of all of its investments in Hawaii. At December 31, 1999, off-balance sheet legal commitments related to Hawaiian properties totaled $4.0 million.



     At December 31, 1999, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1999.



(6) INCOME TAXES



Income tax expense (benefit) was as follows for the years ended December 31, 1999, 1998 and 1997:



                                                              1999          1998          1997
                      (in thousands)                        --------      --------      --------
Current...................................................  $ 75,816      $ 52,273      $130,662
Deferred..................................................   (42,952)      (12,469)      (99,370)
                                                            --------      --------      --------
          Total...........................................  $ 32,864      $ 39,804      $ 31,292
                                                            ========      ========      ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(6) INCOME TAXES (CONTINUED)


Additionally, the deferred income tax (benefit) expense related to items included in other comprehensive income was as follows for the years ended December 31, 1999, 1998 and 1997:



                                                                1999         1998         1997
                       (in thousands)                         --------      -------      -------
Unrealized gains and losses on investments..................  $(21,477)     $12,476      $ 9,002
Value of business acquired..................................     4,643         (684)      (9,173)
Deferred insurance acquisition costs........................     1,342         (840)        (814)
                                                              --------      -------      -------
          Total.............................................  $(15,492)     $10,952      $  (985)
                                                              ========      =======      =======



     The actual income tax expense for 1999, 1998 and 1997 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 1999, 1998, and 1997 to income before income tax expense.



                                                               1999         1998         1997
                       (in thousands)                         -------      -------      -------
Computed expected tax expense...............................  $27,232      $36,734      $24,503
Difference between "expected" and actual tax expense:
  State taxes...............................................    1,608         (434)       1,801
  Amortization of goodwill..................................    4,460        4,460        5,353
  Dividend received deduction...............................    --            (540)       --
  Foreign tax credit........................................     (306)        (250)        (278)
  Other, net................................................     (130)        (166)         (87)
                                                              -------      -------      -------
          Total actual tax expense..........................  $32,864      $39,804      $31,292
                                                              =======      =======      =======



     Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.



     The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount is based on the evidence available and management's judgment. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred federal tax asset or liability from unrealized gains or losses on investments.



The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:



                                                       DECEMBER 31    DECEMBER 31    DECEMBER 31
                                                          1999           1998           1997
                   (in thousands)                      -----------    -----------    -----------
Deferred federal tax assets:
  Deferred insurance acquisition costs ("DAC Tax")...   $121,723       $ 86,332       $ 75,522
  Unrealized losses on investments...................     43,758         --             --
  Life policy reserves...............................     43,931         27,240         43,337
  Unearned revenue...................................     59,349         42,598         37,243
  Real estate-related................................      7,103         13,944         13,400

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(6) INCOME TAXES (CONTINUED)



                                                       DECEMBER 31    DECEMBER 31    DECEMBER 31
                                                          1999           1998           1997
                   (in thousands)                      -----------    -----------    -----------
  Other investment-related...........................        928          5,770          3,298
  Other..............................................      3,133          4,923          4,371
                                                        --------       --------       --------
     Total deferred federal tax assets...............    279,925        180,807        177,171
  Valuation allowance................................    (58,959)       (15,201)       (15,201)
                                                        --------       --------       --------
     Total deferred federal tax assets after
       valuation allowance...........................    220,966        165,606        161,970
                                                        --------       --------       --------
Deferred federal tax liabilities:
  Value of business acquired.........................     55,884         41,598         48,469
  Deferred insurance acquisition costs...............     41,706         32,040         20,811
  Depreciation and amortization......................     19,957         19,111         20,201
  Other investment-related...........................      7,670         14,337         18,774
  Unrealized gains on investments....................     --             21,477          9,002
  Other..............................................      2,247          1,984          4,720
                                                        --------       --------       --------
     Total deferred federal tax liabilities..........    127,464        130,547        121,977
                                                        --------       --------       --------
Net deferred federal tax assets......................   $ 93,502       $ 35,059       $ 39,993
                                                        ========       ========       ========



     The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with $1.6 billion and $1.5 billion of new and renewal sales in 1999 and 1998, respectively, from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.



     The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.



(7) RELATED-PARTY TRANSACTIONS



     The Company received capital contributions from Kemper of $4.3 million and $45.0 million during 1998 and 1997, respectively. The Company paid cash dividends of $115.0 million, $95.0 million and $29.3 million to Kemper during 1999, 1998 and 1997, respectively.



     The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1999 and 1998, joint venture mortgage loans totaled $67.2 million and $65.8 million, respectively, and during 1999, 1998 and 1997, the Company earned interest income on these joint venture loans of $0.6 million, $6.8 million and $7.5 million, respectively.



     All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI") an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1999 and 1998, expenses allocated to the Company from SKI amounted to $17 thousand and $43 thousand, respectively. During 1997, expenses allocated to the Company from SKI and KSvC amounted to $114 thousand. The Company also paid to SKI investment management fees of $1.8 million, $3.1 million and $3.5 million during 1999, 1998 and 1997, respectively. In addition, expenses allocated to the Company from FKLA during 1999, 1998 and 1997 amounted to $34.1 million, $35.5 million and $30.0 million, respectively. The Company also paid to Kemper real estate subsidiaries fees of $1.0 million, $1.5 million and $2.2 million in 1999, 1998 and 1997, respectively, related to the management of the Company's real estate portfolio.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(8) REINSURANCE



     As of December 31, 1999 and 1998, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate amounted to $309.7 million and $344.8 million, respectively.



     In 1996, the Company assumed, on a yearly renewable term basis, term life insurance from FKLA. Premiums assumed during 1999 under the terms of the treaty amounted to $21.3 million and the face amount which remained outstanding at December 31, 1999 amounted to $10.4 billion.



     Effective January 1, 1997, the Company ceded 90 percent of all new direct life insurance premiums to outside reinsurers. Life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $595 thousand and $413 thousand as of December 31, 1999 and 1998, respectively.



     During December 1997, the Company entered into a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"), formerly ZC Life Reinsurance Limited. Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in the Company's separate accounts. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and retains a portion of such funds under the terms of the reinsurance agreement in a funds withheld account which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, the Company modified the reinsurance agreement to increase the reinsurance from ninety percent to one hundred percent.



The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):



BANK OWNED LIFE INSURANCE (BOLI)


(in millions)



                                                                     YEAR ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Face amount in force........................................    $ 82,021    $ 66,186    $ 59,338
                                                                ========    ========    ========
Net amount at risk ceded....................................    $(75,979)   $(62,160)   $(51,066)
                                                                ========    ========    ========
Cost of insurance charges ceded.............................    $  166.4    $  175.5    $   24.3
                                                                ========    ========    ========
Funds withheld account......................................    $  263.4    $  170.9    $   23.4
                                                                ========    ========    ========



     The Company has a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Governmental Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, the Company had also placed assets supporting the FWA in a segmented portion of its General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.



     Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, the Company no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through the Company's operating results.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS



     FKLA sponsors a health and welfare benefit plan that provides insurance benefits covering substantially all eligible, active and retired employees of FKLA and their covered dependents and beneficiaries. The Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.



     The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.2 million and $2.0 million at December 31, 1999 and 1998, respectively.



     The discount rate used in determining the allocated postretirement benefit obligation was 8.0 percent and 7.0 percent for 1999 and 1998, respectively. The assumed health care trend rate used was based on projected experience for 1999,
7.2 percent for 2000, gradually declining to 5.6 percent by the year 2004 and gradually declining thereafter.



     A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1999 and 1998 by $190 thousand and $312 thousand, respectively.



(10) COMMITMENTS AND CONTINGENT LIABILITIES



     The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.



     Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.



(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK



     At December 31, 1999, the Company had future legal loan commitments and stand-by financing agreements totaling $29.8 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS



     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.



     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.



     The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:



     FIXED MATURITIES AND EQUITY SECURITIES: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.



     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.



     MORTGAGE LOANS AND OTHER REAL ESTATE-RELATED INVESTMENTS: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market.



     OTHER LOANS AND INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.



     LIFE POLICY BENEFITS: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


average crediting rate in 1999 and 1998 to be 4.78 percent and 4.75 percent, respectively, while the assumed average market crediting rate was 5.0 percent in both 1999 and 1998.



The carrying values and estimated fair values of the Company's financial instruments at December 31, 1999 and 1998 were as follows:



                                                       DECEMBER 31, 1999             DECEMBER 31, 1998
                                                    ------------------------      ------------------------
                                                     CARRYING        FAIR          CARRYING        FAIR
                                                      VALUE         VALUE           VALUE         VALUE
                 (in thousands)                     ----------    ----------      ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities..............................    $3,276,017    $3,276,017      $3,482,820    $3,482,820
  Trading account securities....................        --            --             101,781       101,781
  Cash and short-term investments...............        54,406        54,406          71,820        71,820
  Mortgage loans and other real estate-related
     assets.....................................       151,623       151,623         164,375       164,375
  Policy loans..................................       261,788       261,788         271,540       271,540
  Equity securities.............................        61,592        61,592          66,854        66,854
  Other invested assets.........................        25,620        26,226          23,645        27,620
Financial instruments recorded as liabilities:
  Life policy benefits, excluding term life
     reserves...................................     3,399,299     3,299,254       3,551,050     3,657,510
  Funds withheld account........................       263,428       263,428         170,920       170,920



(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS



     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 2000 is $59.1 million. The Company paid cash dividends of $115.0 million, $95.0 million and $29.3 million to Kemper during 1999, 1998 and 1997, respectively.



The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:



                                                                  1999          1998          1997
                       (in thousands)                           --------      --------      --------
Net income..................................................    $ 59,116      $ 64,871      $ 58,372
                                                                ========      ========      ========
Statutory capital and surplus...............................    $394,966      $455,213      $476,924
                                                                ========      ========      ========



     In March 1998, the National Association of Insurance Commissioners approved the codification of statutory accounting principles. Codification is effective January 1, 2001. The Company has not quantified the impact that codification will have on its statutory financial position or results of operations.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(14) UNAUDITED INTERIM FINANCIAL INFORMATION



The following table sets forth the Company's unaudited quarterly financial information:



(in thousands)



                                         MARCH 31    JUNE 30     SEPTEMBER 30    DECEMBER 31      YEAR
QUARTER ENDED                            --------    --------    ------------    -----------    --------
1999 OPERATING SUMMARY
  Revenues...........................    $95,646     $ 86,164      $78,301        $103,308      $363,419
                                         =======     ========      =======        ========      ========
  Net operating income, excluding
     realized gains (losses).........    $11,222     $ 14,385      $11,568        $ 13,971      $ 51,147
  Net realized investment gains
     (losses)........................       (627)      (1,286)      (5,098)            805        (6,207)
                                         -------     --------      -------        --------      --------
          Net income.................    $10,595     $ 13,099      $ 6,470        $ 14,776      $ 44,940
                                         =======     ========      =======        ========      ========
1998 OPERATING SUMMARY
  Revenues...........................    $98,026     $110,003      $98,752        $112,958      $419,739
                                         =======     ========      =======        ========      ========
  Net operating income, excluding
     realized gains..................    $ 8,025     $  5,700      $ 7,169        $ 10,541      $ 31,435
  Net realized investment gains......      1,205       10,187        5,818          16,504        33,714
                                         -------     --------      -------        --------      --------
          Net income.................    $ 9,230     $ 15,887      $12,987        $ 27,045      $ 65,149
                                         =======     ========      =======        ========      ========
1997 OPERATING SUMMARY
  Revenues...........................    $89,055     $ 99,293      $86,071        $151,061      $425,480
                                         =======     ========      =======        ========      ========
  Net operating income, excluding
     realized gains(losses)..........    $ 9,590     $  7,701      $ 6,075        $  8,496      $ 31,862
  Net realized investment gains
     (losses)........................        578        5,305       (1,971)          2,943         6,855
                                         -------     --------      -------        --------      --------
          Net income.................    $10,168     $ 13,006      $ 4,104        $ 11,439      $ 38,717
                                         =======     ========      =======        ========      ========



(15) OPERATING SEGMENTS AND RELATED INFORMATION



     In June 1997, the Financial Accounting Standards Board ("the FASB") issued Statement of Financial Accounting Standards No. 131 ("FAS 131"), DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. FAS 131 established standards for how to report information about operating segments. It also established standards for related disclosures about products and services, geographic areas and major customers. The Company adopted FAS 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows. In the initial year of adoption, FAS 131 requires comparative information for earlier years to be restated, unless impracticable to do so.



     The Company, FKLA, Zurich Life Insurance Company of America, ("ZLICA"), and Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, owned by its policyholders, operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Kemper Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.



     Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBUs to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of accounting principles generally accepted in the United States.



     Zurich Kemper Life is segregated into the Life Brokerage, Financial, Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(15) OPERATING SEGMENTS AND RELATED INFORMATION (CONTINUED)


Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and RSG SBUs.



     Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 1999, 1998 and 1997, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.



     The principal products and markets of Zurich Kemper Life's SBUs are as follows:



     LIFE BROKERAGE: The Life Brokerage SBU develops low cost term and universal life insurance, as well as fixed annuities, to market through independent agencies and national marketing organizations.



     FINANCIAL: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (included in FKLA).



     RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.



     DIRECT: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.



     Summarized financial information for ZKL's SBU's are as follows:



As of and for the period ending December 31, 1999:


(in thousands)



                                            LIFE
                                         BROKERAGE      FINANCIAL        RSG         DIRECT        TOTAL
          INCOME STATEMENT               ----------    -----------    ----------    --------    -----------
REVENUE
  Premium income.....................    $  145,533    $       410    $   --        $  8,038    $   153,981
  Net investment income..............       137,106        175,590       101,202       1,297        415,195
  Realized investment gains
     (losses)........................           976         (6,980)          (98)      --            (6,102)
  Fees and other income..............        70,477         48,873        35,742      44,528        199,620
                                         ----------    -----------    ----------    --------    -----------
          Total revenue..............       354,092        217,893       136,846      53,863        762,694
                                         ----------    -----------    ----------    --------    -----------
BENEFITS AND EXPENSES
  Policyholder benefits..............       200,161        112,869        68,801       3,529        385,360
  Intangible asset amortization......        54,957         12,053        13,989       --            80,999
  Net deferral of insurance
     acquisition costs...............       (37,433)       (43,664)      (20,624)    (41,412)      (143,133)
  Commissions and taxes, licenses and
     fees............................        21,881         66,702        26,700      17,411        132,694
  Operating expenses.................        56,179         25,101        23,611      71,194        176,085
                                         ----------    -----------    ----------    --------    -----------
          Total benefits and
            expenses.................       295,745        173,061       112,477      50,722        632,005
                                         ----------    -----------    ----------    --------    -----------
Income before income tax expense.....        58,347         44,832        24,369       3,141        130,689
Income tax expense...................        25,707         19,235        10,966       1,114         57,022
                                         ----------    -----------    ----------    --------    -----------
          Net income.................    $   32,640    $    25,597    $   13,403    $  2,027    $    73,667
                                         ==========    ===========    ==========    ========    ===========
BALANCE SHEET
  Total assets.......................    $3,066,956    $10,311,850    $4,755,437    $144,189    $18,278,432
                                         ==========    ===========    ==========    ========    ===========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(15) OPERATING SEGMENTS AND RELATED INFORMATION (CONTINUED)



                                                                           NET
                                                                         INCOME
                                                              REVENUE    (LOSS)       ASSETS
                                                              --------   -------   -------------
Total revenue, net income and assets, respectively, from
  above:....................................................  $762,694   $73,667    $18,278,432
                                                              --------   -------    -----------
Less:
  Revenue, net income and assets of FKLA....................   305,334    24,801      3,162,048
  Revenue, net income and assets of ZLICA...................    49,460     8,528        456,283
  Revenue, net loss and assets of Zurich Direct.............    44,481    (4,602)         4,385
                                                              --------   -------    -----------
  Totals per the Company's consolidated financial
     statements.............................................  $363,419   $44,940    $14,655,716
                                                              ========   =======    ===========



As of and for the period ending December 31, 1998:


(in thousands)



                                             LIFE
                                          BROKERAGE     FINANCIAL        RSG         DIRECT        TOTAL
INCOME STATEMENT                          ----------    ----------    ----------    --------    -----------
REVENUE
  Premium income......................    $  160,067    $       56    $   --        $  5,583    $   165,706
  Net investment income...............       141,171       180,721       100,695         271        422,858
  Realized investment gains...........        20,335        33,691        15,659          30         69,715
  Fees and other income...............        80,831        40,421        31,074      23,581        175,907
                                          ----------    ----------    ----------    --------    -----------
       Total revenue..................       402,404       254,889       147,428      29,465        834,186
                                          ----------    ----------    ----------    --------    -----------
BENEFITS AND EXPENSES
  Policyholder benefits...............       243,793       117,742        73,844       2,110        437,489
  Intangible asset amortization.......        58,390        15,669        15,703       --            89,762
  Net deferral of insurance
     acquisition costs................       (55,569)       (9,444)      (22,964)    (22,765)      (110,742)
  Commissions and taxes, licenses
     and fees.........................        29,539        43,919        22,227      11,707        107,392
  Operating expenses..................        61,659        24,924        20,279      35,593        142,455
                                          ----------    ----------    ----------    --------    -----------
       Total benefits and expenses....       337,812       192,810       109,089      26,645        666,356
                                          ----------    ----------    ----------    --------    -----------
Income before income tax expense......        64,592        62,079        38,339       2,820        167,830
Income tax expense....................        26,774        24,340        14,794       1,001         66,909
                                          ----------    ----------    ----------    --------    -----------
       Net income.....................    $   37,818    $   37,739    $   23,545    $  1,819    $   100,921
                                          ==========    ==========    ==========    ========    ===========
BALANCE SHEET
  Total assets........................    $3,194,530    $8,232,927    $4,172,828    $ 46,254    $15,646,539
                                          ==========    ==========    ==========    ========    ===========



                                                                              NET
                                                                             INCOME
                                                                REVENUE      (LOSS)       ASSETS
                                                                --------    --------    -----------
Total revenue, net income and assets, respectively, from
  above:....................................................    $834,186    $100,921    $15,646,539
                                                                --------    --------    -----------
Less:
  Revenue, net income and assets of FKLA....................     336,841      35,953      2,986,381
  Revenue, net loss and assets of ZLICA.....................      54,058      (1,066)       416,115
  Revenue, net income and assets of Zurich Direct...........      23,548         885          4,322
                                                                --------    --------    -----------
       Totals per the Company's consolidated financial
          statements........................................    $419,739    $ 65,149    $12,239,721
                                                                ========    ========    ===========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(15) OPERATING SEGMENTS AND RELATED INFORMATION (CONTINUED)


As of and for the period ending December 31, 1997:


(in thousands)



                                              LIFE
                                           BROKERAGE     FINANCIAL        RSG        DIRECT        TOTAL
           INCOME STATEMENT                ----------    ----------    ----------    -------    -----------
REVENUE
  Premium income.......................    $  167,439    $   --        $   --        $ 4,249    $   171,688
  Net investment income................       155,885       212,767        91,664        455        460,771
  Realized investment gains............         2,503         7,744         2,692         50         12,989
  Fees and other income................        78,668        73,823        23,663      8,007        184,161
                                           ----------    ----------    ----------    -------    -----------
       Total revenue...................       404,495       294,334       118,019     12,761        829,609
                                           ----------    ----------    ----------    -------    -----------
BENEFITS AND EXPENSES
  Policyholder benefits................       247,878       153,327        60,061      2,234        463,500
  Intangible asset amortization........        58,534        25,593        15,589      --            99,716
  Net deferral of insurance acquisition
     costs.............................       (50,328)      (18,222)      (13,033)    (5,242)       (86,825)
  Commissions and taxes, licenses and
     fees..............................        39,477        66,552        16,668      3,518        126,215
  Operating expenses...................        55,859        20,282        14,320     19,472        109,933
                                           ----------    ----------    ----------    -------    -----------
       Total benefits and expenses.....       351,420       247,532        93,605     19,982        712,539
                                           ----------    ----------    ----------    -------    -----------
Income (loss) before income tax expense
  (benefit)............................        53,075        46,802        24,414     (7,221)       117,070
Income tax expense (benefit)...........        25,554        21,144        10,545     (2,528)        54,715
                                           ----------    ----------    ----------    -------    -----------
       Net income (loss)...............    $   27,521    $   25,658    $   13,869    $(4,693)   $    62,355
                                           ==========    ==========    ==========    =======    ===========
BALANCE SHEET
  Total assets.........................    $2,877,854    $7,416,791    $3,759,173    $41,669    $14,095,487
                                           ==========    ==========    ==========    =======    ===========



                                                                              NET
                                                                            INCOME
                                                                REVENUE     (LOSS)       ASSETS
                                                                --------    -------    -----------
Total revenue, net income and assets, respectively, from
  above:....................................................    $829,609    $62,355    $14,095,487
Less:
  Revenue, net income and assets of FKLA....................     338,854     24,740      3,105,396
  Revenue, net income and assets of ZLICA...................      57,233      2,193        398,786
  Revenue, net loss and assets of Zurich Direct.............       8,042     (3,295)         1,655
                                                                --------    -------    -----------
       Totals per the Company's consolidated financial
          statements........................................    $425,480    $38,717    $10,589,650
                                                                ========    =======    ===========



(16) SUBSEQUENT EVENT



     In February 2000, the Company announced that it had entered into an agreement to purchase for $5.5 million the following related entities, all privately held New York corporations:



     - PMG Securities Corporation


     - PMG Asset Management, Inc.


     - PMG Life Agency, Inc., and


     - PMG Marketing, Inc.



     These companies were primarily purchased for their specialization in the target market of the RSG SBU. The acquisition is expected to close at the end of the first quarter 2000.

                           PART II--OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, as amended, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION AS TO FEES AND CHARGES

     KILICO hereby represents that the fees and charges deducted under the Modified Single Premium Variable Universal Life Insurance Policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                    REPRESENTATION PURSUANT TO RULE 6E-3(T)

     This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended (the "1940 Act").

                       UNDERTAKING AS TO INDEMNIFICATION

     Pursuant to the Distribution Agreement filed as Exhibit 1-A(3)(a) to this Registration Statement, KILICO and the Separate Account will agree to indemnify Investors Brokerage Services, Inc. ("IBS") against any claims, liabilities and expenses which IBS may incur under the Securities Act of 1933, common law or otherwise, arising out of or based upon any alleged untrue statements of material fact contained in any registration statement or prospectus of the Separate Account, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading. IBS will agree to indemnify KILICO and the Separate Account against any and all claims, demands, liabilities and expenses which KILICO or the Separate Account may incur, arising out of or based upon any act or deed of IBS or of any registered representatives of an NASD member investment dealer which has an agreement with IBS and is acting in accordance with KILICO's instructions.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

            The Facing sheet.

            Reconciliation and tie between items in N-8B-2 and Prospectus.


            Prospectus consisting of 79 pages.


            The undertaking to file reports.

            Undertaking as to indemnification pursuant to Rule 484(b)(1) under the Securities Act of 1933.

               Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.

            The signatures.

            Written consents of the following persons:

            A. Frank J. Julian, Esq. (included in Opinion filed as Exhibit
               3(a)).


            B. PricewaterhouseCoopers LLP, independent accountants (filed as
               Exhibit 6).



            C. Steven D. Powell, FSA (included in Opinion filed as Exhibit
               3(b)).


            The following exhibits:


           (1) 1-A(1)                   KILICO Resolution establishing the Separate Account
           (2) 1-A(3)(a)                Distribution Agreement between KILICO and Investors Brokerage
                                        Services, Inc. (IBS)
           (3) 1-A(3)(b)                Specimen Selling Group Agreement of IBS
           (9) 1-A(3)(c)                Schedules of commissions
           (3) 1-A(3)(d)                General Agent Agreement
           (9) 1-A(5)(a)                Form of Individual Policy
           (9) 1-A(5)(b)                Form of Survivorship Policy
           (9) 1-A(5)(c)                Accelerated Death Benefit Rider
           (9) 1-A(5)(d)                Extended Maturity Rider
           (9) 1-A(5)(e)                Nursing Care Waiver of Withdrawal Charge Rider
           (1) 1-A(6)(a)                KILICO Articles of Incorporation
           (3) 1-A(6)(b)                By-Laws of KILICO
           (4) 1-A(8)(a)                Participation Agreement between KILICO and Scudder Variable Life
                                        Investment Fund
           (4) 1-A(8)(b)                Participating Contract and Policy Agreement between KILICO and Scudder
                                        Kemper Investments, Inc.
           (4) 1-A(8)(c)                Indemnification Agreement between KILICO and Scudder Kemper
                                        Investments, Inc.
           (7) 1-A(8)(f)                Participation Agreement By and Among KILICO and Warburg, Pincus Trust
                                        and Credit Suisse Asset Management, LLC (successor to Warburg Pincus
                                        Asset Management, Inc.) and Credit Suisse Asset Management Securities,
                                        Inc. (f/k/a Counsellors Securities Inc.)
           (8) 1-A(8)(g)                Service Agreement between Credit Suisse Asset Management, LLC
                                        (successor to Warburg Pincus Asset Management, Inc.) and Federal
                                        Kemper Life Assurance Company and KILICO
           (11) 1-A(8)(h)               Restatement of Participation Agreement among Counsellors Securities,
                                        Inc., Warburg Pincus Asset Management, Inc. and/or the Warburg Pincus
                                        Funds and KILICO
           (7) 1-A(8)(i)                Fund Participation Agreement among KILICO, Investors Fund Series
                                        (formerly known as Kemper Investors Fund), Zurich Kemper Investments,
                                        Inc. and Kemper Distributors, Inc.

           (10) 1-A(8)(j)               Fund Participation Agreement between KILICO and The Dreyfus Socially
                                        Responsible Growth Fund, Inc.
           (12) 1-A(8)(k)               Administrative Services Agreement by and between The Dreyfus
                                        Corporation and KILICO (redacted)
           (12) 1-A(8)(l)               November 1, 1999 Amendment to Fund Participation Agreement between
                                        KILICO and The Dreyfus Socially Responsible Growth Fund, Inc.
           (12) 1-A(8)(m)               November 1, 1999 Amendment to Administrative Services Agreement by and
                                        between The Dreyfus Corporation and KILICO (redacted)
           (12) 1-A(8)(n)               Fund Participation Agreement by and among The Alger American Fund,
                                        KILICO and Fred Alger & Company, Incorporated
           (12) 1-A(8)(o)               Service Agreement between Fred Alger Management, Inc. and KILICO
                                        (redacted)
           (9) 1-A(10)                  Application for Policy
           (2) 2                        Specimen Notice of Withdrawal Right
           (9) 3(a)                     Opinion and consent of legal officer of KILICO as to legality of policies being registered
           ( ) 3(b)                     Opinion and consent of actuarial officer of KILICO regarding illustrations and actuarial matters
            6                           Consents of PricewaterhouseCoopers LLP, independent accountants
            8                           Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(iii)
            9                           Illustrations


-------------------------

   (1)
     Incorporated by reference to the Registration Statement of the Registrant on Form S-6 filed on or about December 26, 1995 (File No. 33-65399).

   (2)
     Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form S-6 filed on or about June 5, 1996 (File No. 33-65399).

   (3)
     Incorporated by reference to Amendment No. 2 to the Registration Statement of KILICO on Form S-1 (File No. 333-02491) filed on or about April 23, 1997.

   (4)
     Incorporated by reference to Amendment No. 5 to the Registration Statement of KILICO on Form S-1 filed on or about April 20, 1999 (File No. 333-22389).

   (5)
     [omitted]

   (6)
     [omitted]

   (7)
     Incorporated by reference to Amendment No. 3 to the Registration Statement of KILICO on Form S-1 filed on or about April 8, 1998 (File No. 333-22389).

   (8)
     Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of FKLA Variable Separate Account on Form S-6 filed on or about April 30, 1997 (File No. 33-79808).

   (9)
     Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form S-6 filed on or about September 20, 1999 (File No. 333-79615).

  (10)
     Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 filed on or about April 28, 1999 (File No. 2-72671).


  (11)
     Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 filed on or about September 14, 1999 (File No. 333-22375).



  (12)
     Incorporated by reference to Amendment No. 6 to the Registration Statement of KILICO on Form S-1 filed on or about April 17, 2000 (File No. 333-22389).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, KILICO Variable Separate Account, certifies that it meets the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 24th day of April, 2000.


                                          KILICO VARIABLE SEPARATE ACCOUNT
                                          (Registrant)

                                          By: Kemper Investors Life Insurance
                                              Company
                                            (Depositor)

                                          By:      /s/ GALE K. CARUSO
                                            ------------------------------------
                                            Gale K. Caruso, President and
                                            Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 24th day of April, 2000:



                       SIGNATURE                                         TITLE
                       ---------                                         -----
/s/ GALE K. CARUSO                                          President, Chief Executive Officer and Director
--------------------------------------------------------    (Principal Executive Officer)
Gale K. Caruso

/s/ W.H. BOLINDER                                           Chairman of the Board and Director
--------------------------------------------------------
William H. Bolinder

/s/ FREDERICK L. BLACKMON                                   Senior Vice President and Chief Financial
--------------------------------------------------------    Officer (Principal Financial Officer and
Frederick L. Blackmon                                       Principal Accounting Officer)

/s/ DAVID A. BOWERS                                         Director
--------------------------------------------------------
David A. Bowers

/s/ ELIANE C. FRYE                                          Director
--------------------------------------------------------
Eliane C. Frye

/s/ GUNTHER GOSE                                            Director
--------------------------------------------------------
Gunther Gose

/s/ JAMES E. HOHMANN                                        Director
--------------------------------------------------------
James E. Hohmann

                                  EXHIBIT LIST


3(b)     Opinion and consent of actuarial officer of KILICO regarding illustrations and actuarial matters
6        Consents of PricewaterhouseCoopers LLP, independent
         accountants
8        Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(iii)
9        Illustrations